UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06652
Artio Global Investment Funds
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Anthony Williams, President, 330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 297-3600
Date of fiscal year end: 10/31/2012
Date of reporting period: 10/31/2012

Item 1.	Reports to Stockholders.

Annual Report
Artio Global Funds
Artio Select Opportunities Fund Inc.
Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio Emerging Markets Local Currency Debt Fund
October 31, 2012

TABLE OF CONTENTS

Shareholders Letter	1

Management’s Commentary	3

Shareholder Expenses	66

Fund Performance	68

Portfolio of Investments:
Artio Select Opportunities Fund Inc.	74
Artio International Equity Fund	78
Artio International Equity Fund II	89
Artio Total Return Bond Fund	98
Artio Global High Income Fund	123
Artio Emerging Markets Local Currency Debt Fund	142

Statement of Assets and Liabilities	149

Statement of Operations	152

Statement of Changes in Net Assets	157

Financial Highlights	163

Notes to Financial Statements	175

Report of Independent Registered Public Accounting Firm	228

Additional Information Page	229

Artio Global Funds: Trustees and Officers	230

Supplemental Tax Information	234

SHAREHOLDERS LETTER

Dear Shareholder:

I am pleased to present the Annual Report for the Artio Global Funds (the “Funds”) for the fiscal year ending October 31, 2012 (the “Reporting Period”).

While both equity and fixed income markets posted gains for the entire Reporting Period, the timeframe was characterized by shifting sentiment. This was evidenced in the near equal number of up vs. down monthly returns (7 vs. 5) posted by the broad MSCI All Country World Index (ACWI), a measurement of both developed and emerging equity markets.

During the fiscal year, the debt situation in Europe showed little sign of improving. Governments made several attempts to strengthen the Continent’s finances but it was not until September, when the European Central Bank (ECB) stepped in with the pledge to make unlimited purchases of government debt in the open market that investors were left with the impression that concrete action was being taken to truly get credit flowing. This move effectively made the central bank the lender of last resort to nations as well as banks. However, by the end of the fiscal year, no government had formally asked the ECB to begin buying their bonds, leaving some to question whether the attempt would effect any change.

US investors were largely absorbed by two events—the outcome of the presidential election and a possible fall off the ‘fiscal cliff’. Many wondered what would be done to avert the economic ramifications should a new budget deal not come to fruition and mandatory budget cuts and tax increases get enacted. Despite these concerns, the US market posted some of the developed world’s best returns over the Reporting Period. After a relatively strong winter, the Federal Reserve Bank (the “Fed”) extended its existing “Operation Twist” asset-purchase program through the end of 2012 to help reduce borrowing costs for businesses and consumers and prevent the economy from stumbling in its nascent recovery. Taking things a step further, in September the Fed announced a third round of quantitative easing. In this case, rather than providing a fixed endpoint, the central bank said they would purchase mortgage-backed securities until unemployment drops sufficiently or inflation rises too fast.

As sentiment continued to shift from periods of “risk on” to “risk off” and back again, this fiscal year proved to be a difficult environment for investors such as us. Our approach across our suite of mutual funds is based on a long-term view. Too often during the Reporting Period, investor appetite and markets moved on near-term headlines. As you will read in the commentaries which follow, it becomes difficult for active-managers like us to best position portfolios based on short-term

Artio Global Funds ï 2012 Annual Report	1

projections which we view as unreliable. With this in mind, we remain firmly committed to continue taking the same fundamental approach to investing that has been our cornerstone since 1992 when the first fund of the Artio Global Funds family was launched.

In April of the reporting period, we welcomed Keith Walter back to the organization after a nearly two year absence. He was named Head of Global Equity and assumed sole responsibility for managing the Artio Select Opportunities Fund. Coinciding with this, the Fund has become a less constrained vehicle with a more concentrated style of investing. The overall philosophy and investment process of the Fund remains the same.

I would like to express my sincere appreciation to you as shareholders for your continued commitment and wish all of you much happiness and success in the New Year.

Sincerely,

Tony Williams
President

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

The Morgan Stanley Capital International (MSCI) Al Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. It is not possible to invest directly in an index.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/12)

2	Artio Global Funds ï 2012 Annual Report

MANAGEMENT’S COMMENTARY

Artio Select Opportunities Fund Inc.
2012 Annual Report

Introduction

The fiscal year ending October 31, 2012 (the “Reporting Period”) was a transformational one for the Artio Select Opportunities Fund Inc. (the “Fund”). In this annual letter we will highlight the recent changes, discuss performance, examine some of the current investment areas of interest and conclude with an outlook for the upcoming fiscal year.

Important Changes to the Fund

In July 2012, the Fund completed its conversion from a diversified strategy holding approximately 200 stocks to a concentrated equity strategy of between 40 and 60 positions. We switched to a concentrated strategy to capitalize on the deep fundamental analysis conducted by the firm’s analyst team. Warren Buffet outlined his preference for concentrated investing in a March 1993 letter to shareholders:

We believe that a policy of portfolio concentration may well decrease risk if it raises, as it should, both the intensity with which an investor thinks about a business and the comfort-level he must feel with its economic characteristics before buying into it.

Sixty years earlier in 1934, John Maynard Keynes also recommended such a strategy when he wrote:

As time goes on, I get more and more convinced that the right method in investment is to put fairly large sums into enterprises which one thinks one knows something about and in the management of which one thoroughly believes. It is a mistake to think one limits one’s risk by spreading too much between enterprises about which one knows little and has no reason for special confidence.

We couldn’t have said it better.

Also in July 2012, the restriction that limited the Fund’s investments in emerging market securities was removed. In 1987, the emerging markets represented less than one percent of the MSCI All Country World Index (“MSCI ACWI” or the “Index”). Ten years later, in 1997, emerging markets jumped to almost 7% of the Index. Today, emerging markets represent more than 13% of the world’s stock markets. We expect that emerging markets will continue to grow in importance to global equity investors and the Advisor made this adjustment to the Fund’s guidelines to provide the flexibility to invest a larger allocation of the Fund in these fast-growing markets.

Artio Global Funds ï 2012 Annual Report	3

At the same time, the restriction that the Fund invest at least 40% of its total assets in no fewer than three different countries outside of the United States was also removed. It’s expected that the Fund’s more concentrated investment approach will result in larger allocation differences between the Fund and the Index, hence the rationale for this change.

As a result of the changes outlined above, the Fund’s name was also changed from the Artio Global Equity Fund Inc. to the Artio Select Opportunities Fund Inc. We feel this new name better reflects our ability to invest in a concentrated style that may deviate from the Index while searching for unique investments around the globe in both the developed and emerging markets. We believe the Fund’s ability to navigate these markets as conditions warrant will prove to be a valuable asset to the manager going forward.

Exhibit 1 provides an example of how a more concentrated, less constrained approach to investing may benefit investors. From 2002 to 2005, the US equity market was the world’s worst performing major market while emerging markets were one of the top two regions to invest. Previously, the Fund typically would have had a higher allocation to the US than emerging markets because of the relative weights in the overall Index. This structural allocation preference to the US equity market did not offer the desired investment flexibility across geographic locations. Another historical example of when we would have preferred additional flexibility came in 2011 when the US equity market was the best performing market as investors sought out the relative safety of domestic stocks. The ability to navigate more than 60% of the Fund’s assets toward the US market during these periods of risk-aversion is a welcome new development. With the new guideline changes, the Fund is now able to allocate investments based primarily on the relative performance opportunities in each market. Of course, some diversification among countries and sectors will be maintained to limit the overall volatility, but now the Fund has the freedom to invest in higher conviction markets at the expense of those markets that simply have a large representation in the Index.

4	Artio Global Funds ï 2012 Annual Report

Exhibit 1
MSCI Index Returns
(2002 — 2011)

Source: FactSet

Another way to illustrate the importance of this geographic allocation flexibility is to compare the returns and characteristics of global equity managers and a blend of 50% US large cap core equity managers and 50% MSCI EAFE Index managers over a thirty year period. The objective of such a comparison is to help determine if global equity managers were able to successfully use their allocation freedom to generate above average returns compared to a portfolio that employed a static allocation between the US and non-US developed equity markets. The results are illustrated in Exhibit 2.

Artio Global Funds ï 2012 Annual Report	5

Exhibit 2
Manager Return & Characteristics Comparison
(1/1/82 — 12/31/11)

Source: eVestment Alliance, Artio Global Management
Data based on the gross of fees monthly median return of eVestment Alliance universe of managers categorized as “Global Large Cap Core Equity”, “US Large Cap Core Equity” and “EAFE Large Cap Core Equity”.

These results are not meant to represent returns of the Artio Select Opportunities Fund.

According to these statistics, global equity managers were able to achieve 58 basis points (bps) in additional absolute performance each year. On a relative basis, these returns were also 81 bps above the Index annually. The allocation flexibility also provided global equity managers with a higher batting average, allowing for a more consistent performance track record. Lastly, using the Sharpe ratio as a guide, the additional performance contribution from global equity managers came without increasing overall risk. As the Sharpe ratio shows, the global equity managers achieved 50% higher excess returns per unit of risk than a 50/50 blend of US and non-US developed equity managers. Our conclusion from the study is that investors can potentially benefit by utilizing a single global equity manager than multiple regional managers.

6	Artio Global Funds ï 2012 Annual Report

Performance Commentary

Global equity markets experienced another year of heightened volatility as investors reacted negatively to events in Europe and fears of a worldwide economic slowdown. However, coordinated central bank easing and periodic signals that the European debt crisis was headed for a resolution helped offset these concerns and pushed the market higher toward the end of the Reporting Period. The Fund’s Class A shares posted a return of 3.54% for the twelve months ending October 31, 2012. This lagged the Index which was up 8.55% over the same period. Country allocation and sector selection were both positive contributors to performance as our macroeconomic views proved to be mostly accurate. The bulk of the underperformance came from stock selection in US and Chinese consumer sectors.

Exhibit 3 highlights the ten best and worst performing equity markets for the Reporting Period. The best performing markets could be mostly found in Southeast Asia, Africa, North America and the healthier parts of Europe. While more than 52% of the Fund’s holdings were in these outperforming markets, investments gravitated toward what we viewed as the fiscally stronger markets of the US and Denmark. This allocation illustrates the Fund’s defensive positioning over the past year as the imbalances in Europe and fears of a hard landing in China continued to cause concern. While central bank easing helped push markets higher, the underlying debt problems in large parts of the developed world remain unchanged leaving us cautious as the new fiscal year begins.

Exhibit 3
Top and Bottom Performing Markets within MSCI ACWI
(10/31/11 — 10/31/12)

Source: MSCI, FactSet

Artio Global Funds ï 2012 Annual Report	7

Exhibit 3 also shows that the worst performing markets during the Reporting Period were mainly in Southern Europe and the major emerging markets of Brazil, Russia and India. Fortunately, because of the Fund’s focus on markets with strong economic fundamentals, only 2% of assets were in these markets. Overall, the Fund’s country allocation was a positive contributor to performance during the Reporting Period.

The Fund’s sector allocation was also a positive contributor to performance. Exhibit 4 shows the sector performance for the Reporting Period. More than 58% of the Fund’s assets were devoted to the top five sectors, with a particular emphasis on healthcare and consumer staples. These two areas are widely considered defensive due to their steady earnings streams and tend to hold up better during periods of economic uncertainty. Offsetting this was the allocation to the financial sector where the Fund was underweight due to concerns about non-performing loans at many institutions and new government regulations.

Exhibit 4
MSCI ACWI Sector Performance
(10/31/11 — 10/31/12)

Source: MSCI, FactSet

The worst performing sectors during the Reporting Period were materials, energy, utilities, telecommunications and technology. Less than 35% of the Fund’s assets were devoted to these underperformers with the majority in technology which was a positive contributor to annual returns thanks to a large position in Apple Inc. Exposure to energy and materials, both of which are sensitive to commodity price swings, was decreased during the fiscal year due to fears of a slowdown in the Chinese economy. The Fund had little exposure to the utilities and

8	Artio Global Funds ï 2012 Annual Report

telecommunications sectors as we feel they experience muted top-line growth due to competitive pressures and face increased government regulations.

As mentioned above, the primary reason the Fund lagged the Index was stock selection in the consumer oriented sectors of the US and China. This was partially offset by strong stock selection in European healthcare, technology and financials as well as Japanese auto manufacturers. In the US consumer discretionary sector, four holdings had a significant negative impact on performance: Coach, Chipotle Mexican Grill, Advance Auto Parts, and Bed Bath and Beyond. These positions were down on average by more than 14% and contributed 142 bps to underperformance. While each name had slightly different reasons for weakness during the period, the overall theme was related to a retrenching consumer. All four names have strong brand loyalty with customers, but their store traffic was below analyst expectations and helped lead to the decline.

Within the Fund’s consumer oriented positions in China, seven names made a significant negative impact: Wumart Stores, China Resources Enterprises, Wynn Macau, Intime Department Store, Ctrip.com International, Dongfeng Motor Group and Belle International Holdings. These holdings were down an average of more than 23% and contributed 207 bps to the underperformance. The Chinese consumer story enjoyed strong performance for many years as their economy made the transition from investment-focused to one that is more balanced with rising personal consumption. While this story is still in its early stages, fears of a slowdown in the Chinese economy this past year left many stocks vulnerable to a significant pull-back. During the Reporting Period, the Fund’s exposure to stocks associated with the Chinese consumer was reduced and we intend to wait for a better opportunity to build positions in the future.

The previous section of this letter highlighted changes to the Fund during the Reporting Period. Exhibit 5 shows the performance since they took effect. While this represents a short time period, we are pleased that this new, more concentrated, less constrained mandate has shown positive momentum.

Artio Global Funds ï 2012 Annual Report	9

Exhibit 5
Performance of the Artio Select Opportunities Fund
(7/31/12 — 10/31/12)

Source: Bloomberg, MSCI

Performance (%) as of 10/31/12

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]
Class A	7/1/04	3.54	3.43	-5.10	4.25	1.80	1.41[3]
Class I	3/14/05	3.82	3.69	-4.81	2.47	1.43	1.16[3]
Index[4]	N/A	8.55	7.54	-2.95	A: 5.22	N/A	N/A
					I: 3.91

1.	Annualized
2.	As stated in the prospectus dated 3/1/12
3.	The Investment Adviser has contractually agreed to reimburse certain expenses of the fund through 2/28/13. The Investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to fee waivers and/or custody offset arrangements.
4.	MSCI ACWI

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977 or visiting www.artiofunds.com.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

10	Artio Global Funds ï 2012 Annual Report

Current Investment Areas of Interest

The Fund is invested in stocks that we believe have significant opportunity to outperform global equity markets over the long-term. While the allocation to these investments is likely to rise and fall depending on changes in valuation and market conditions, they are likely to be represented in the Fund over the next year because we feel they possess attractive long-term characteristics.

The materials sector has several industries that tend to benefit from economic growth in emerging markets. The purchasing power of emerging market countries is expected to continue to increase over the next decade as per capita incomes grow faster than the developed world. One area we see opportunity in is agriculture stocks as rapid urbanization changes the diets of emerging market consumers creating demand for higher value food products. This urbanization drive also makes companies that provide construction materials to the emerging markets appealing, particularly copper, iron ore and cement. Gold mining companies are also interesting since they currently trade at approximately a 50% discount to valuations last seen during the 2009 global financial crisis while the price of gold has doubled over the same period. For example, the largest Australian gold mining company is currently facing cash costs of $493 per ounce while the spot price of gold bullion is at $1,720 per ounce (at the end of the Reporting Period). Our expectations for higher gold prices and better discipline from company management have the potential to result in strong outperformance going forward.

We are also finding investment opportunities in the technology sector due to the creative destruction being caused by smartphones and tablets. As these devices gain popularity, user behavior is pushing up demand on phone networks and the need for storage. By 2020, data volumes are expected to multiply by 44 times and we feel the Fund is positioned to take advantage of these trends. The semiconductor industry has also seen a transformation as it has expanded beyond personal computers. As prices of semiconductors have declined, there has been an increased dependence on chips to run more everyday products. Data storage is another area of interest as applications are needed to manage the proliferation of video and digitized content and make it available locally and in the cloud. The Fund is also working to take advantage of the faster growth of Internet users in the emerging markets. Internet penetration in China stands at roughly 38% and only 12% in India compared to the US where it is already above 80%.

In a low interest rate world, more investors are turning to the stock market for income potential as their bonds mature and reinvestment rates are unattractive. We feel the Fund is currently positioned to take advantage of companies with sustainable dividend yields and strong fundamentals. With the median age of the baby boomer population turning 55, there is a strong demographic demand for income. Since

Artio Global Funds ï 2012 Annual Report	11

bond yields have been unable to keep up with inflation, equities may be an attractive alternative for investors looking to grow assets and obtain income that can exceed the pace of inflation. As companies contemplate what to do with excess cash, raising dividend payout rates have become a more popular avenue for driving shareholder value. We place a strong emphasis on cash flows, payout ratios, balance sheet strength and company fundamentals rather than just searching out the highest dividend yielding stocks. At the end of the Reporting Period, the Index had a dividend yield of 2.87% compared to the yield on a five-year US Treasury note of 0.63%. As more central banks lower interest rates to near zero percent and keep them there for longer periods of time, the demand for income is likely to grow which should increase demand for solid dividend paying equities.

The energy sector is also one of interest. As new oil discoveries are declining, the need to replace lost production becomes more acute leading to increased exploration. Energy companies are forced to search in more dangerous and more difficult to access parts of the world where production costs are higher. These forces will likely push up future energy prices. We search for companies that have a lower cost structure and stand a better chance of surviving in a low commodity price world and thrive when commodity prices are elevated. Service companies are also a beneficiary of increased exploration as they are able to enjoy expanding margins from increased pricing power.

Faced with a weak job market, the average developed market consumer has shifted their priorities from borrowing and spending on discretionary products and services to deleveraging and savings. Rising oil and food prices along with tight credit conditions are putting pressure on consumers globally. Without income growth or the ability to access available credit, any growth in consumer spending will be limited. We are focusing on companies we see being the beneficiaries of these trends in the form of discount retailers and staple food businesses. As consumers attempt to stretch their paychecks, firms that offer value to consumers are expected to be in high demand. We expect consumer frugality to be a trend that we live with for many years as debt deleveraging and balance sheet repair takes place.

The emerging market consumer has been a long-term area of interest for the Fund. Since 2007, the emerging market consumer has outspent US consumers and by 2015 they are expected to account for 37% of global consumption. It is estimated that by 2025, China and India will grow to become the second and fourth largest consumer markets in the world. We see the Fund as well positioned to take advantage of these trends by investing in emerging market food retailers, food manufacturers, personal products, beverage companies, mobile phone operators and healthcare companies.

12	Artio Global Funds ï 2012 Annual Report

Investment Outlook

We expect that global equity markets will continue to experience increased volatility in the year ahead due to ongoing fiscal imbalances. The current negotiations in the US around the “fiscal cliff” should once again allow politics to temporarily interfere with sound economic policy. US equity markets should continue to offer investors an opportunity for growth in a world where it is limited. While the European debt crisis seems to be headed for a positive resolution, it will take time to get outstanding debt down to more manageable levels and there will almost certainly be tremendous noise during this process keeping investors on edge. Once the dust has settled, the upside opportunity of investing in Europe could be significant. China is anticipated to successfully engineer a soft landing due to their ability to stimulate their economy at will and the selected priorities of China’s 12th five year plan should provide investors with a roadmap as their economy rebalances from investment to consumption.

The Fund will attempt to navigate this investment landscape with a focus on attractively-priced, high-quality companies with sustainable growth. There are many reasons to be optimistic about the prospects for global equity markets in the year ahead. First, the equity risk premium is at a 60 year high due to low interest rates and elevated risks to the global financial system. Historical market data indicates that when the equity risk premium is elevated stocks have tended to generate above average returns.

In addition, the current uncertainty in the market today has pushed investors to favor defensive sectors over ones that are more sensitive to swings in economic growth. Cyclical stocks are now trading at a 41% price-earnings discount to more defensively oriented ones as a result of this investor preference. This valuation gap is the largest in more than 40 years, providing attractive upside potential for investors in cyclical companies with strong fundamentals. If global economic growth were to pick up and exceed estimates, this discount will quickly reverse.

As regulations on developed world financial institutions continue to force banks to increase reserves and manage their businesses more conservatively, they are sitting on piles of cash that would otherwise be deployed into the economy in the form of new loans. Strong economic growth is expected to follow once these banks start putting some of this excess cash to work.

Investor flows have been a headwind for the equity markets. Since 2007, investors have pulled more than $307 billion out of the global equity markets and moved to fixed income funds creating the biggest fixed income bull market in history. Despite $307 billion being taken out of the market, it has still doubled since the lows of 2009. Stock buybacks have become an important driver since more than 81% of net new money coming into the market is from corporations buying their own stock.

Artio Global Funds ï 2012 Annual Report	13

Companies are effectively taking themselves private by using their excess cash to reduce their share count and boost their earnings per share. If investor inflows were to return, this would squeeze equity markets higher as the supply of shares has become more limited due to the corporate activity.

The next fiscal year could see stronger economic growth as the clouds hanging over the market are lifted. We will continue to manage the Fund with a cautious eye toward the state of the global economy while searching for investment opportunities in both the developed and emerging markets. We are excited about the Fund’s new investment structure and look forward to uncovering potential opportunities for our valued shareholders in the year ahead.

Keith Walter, CFA
Portfolio Manager
Artio Select Opportunities Fund Inc.

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Fund may invest in derivatives such as futures, options, and swaps to a very substantial event. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus. As of 10/31/12, the Fund invested approximately 0.0% of its net assets in derivatives (excludes forward foreign exchange contracts).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks

14	Artio Global Funds ï 2012 Annual Report

and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in US dollars.

The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Japan.

The MSCI Pacific (ex-Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region excluding Japan.

The MSCI US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the US.

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a market capitalization index that is designed to measure equity performance in the global emerging markets of Latin America, Europe/Middle East and Asia/Pacific regions.

The MSCI India Index is a free float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities.

The MSCI China Index is a free-float adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 85% in market capitalization of Chinese equity markets.

It is not possible to invest directly in an index.

A basis point is a unit of measure equal to 1/100th of 1%.

Price to earnings is defined as price divided by earnings per share.

Artio Global Funds ï 2012 Annual Report	15

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Batting average is a statistical measure used to measure an investment manager’s ability to meet or beat an index.

Sharpe ratio is used to measure risk-adjusted performance and can indicate whether a portfolio’s returns are due to smart investment decisions or a result of excess risk. The greater a portfolio’s Sharpe ratio, the better its risk-adjusted performance has been.

Dividend yield shows how much a company pays out in dividends each year relative to its share price. It is a way to measure how much cash flow an investor is getting for each dollar invested in an equity position.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

16	Artio Global Funds ï 2012 Annual Report

MANAGEMENT’S COMMENTARY

Artio International Equity Fund
Artio International Equity Fund II
2012 Annual Report

Summary

For the twelve months ending October 31, 2012 (the “Reporting Period”) the Artio International Equity Fund and the Artio International Equity Fund II (both Class A Shares) (collectively the “Funds”) returned -1.14% and 0.91% respectively, while the MSCI ACWI (ex-US) rose by 3.98% and the MSCI EAFE Index was up 4.61%. For the same period, the average fund in Morningstar’s Foreign Large Blend category returned -0.01%.

During the Reporting Period, the major factor affecting the performance of all asset classes was the near zero percent interest rate environment in most of the developed world. In emerging markets, foreign money flow searching for yield pushed interest rates down and currencies higher. This combination induced consumption and real estate purchases and in most emerging markets, banks, real estate, and consumer staples performed well. In the developed world, the direct beneficiaries were sectors with secure high dividends or companies with high earning visibility such as global franchises with high emerging market exposure.

Other industries were influenced by their own dynamics. In mining, softer commodity prices, cost overruns, increased supply and weakening demand from China weighed on returns. Unregulated European utilities continue to suffer from an oversupply of electricity generation capacity and weak demand due to the recession. Pharmaceuticals have entered a re-rating period as the industry passed through its largest patent expiries and came out with a more efficient, broad-based business model with less exposure to generics and austerity measures. In telecommunications, technological innovation was a source of deflation as the growth of data services failed to compensate for the decline of legacy voice revenues. In technology, the widespread adoption of Internet mobility is affecting many businesses from personal computers to retail; such a dislocation is creating winners and losers and hence the opportunities.

China’s failure to wean its economy from overreliance on fixed asset investment (instead investment went even further out of whack, soaring above 50% of gross domestic product [GDP]) was a warning that the transition may not happen smoothly. In response, we significantly reduced the Funds’ China exposure.

Central and Eastern Europe continue to lag global markets as some of these economies are still on the mend, being subjected to tough International Monetary

Artio Global Funds ï 2012 Annual Report	17

Fund (IMF) restructuring programs. However, we believe there is about to be a reversal of fortune as the decimated valuations and the bottoming of their economies have the potential to create significant outperformance.

Finally, one of the more noteworthy events of the summer led us to substantially increase the Funds’ exposure to Europe’s financial sector. We believe the euro crisis may have finally reached bottom as a result of policy statements made by the European Central Bank (ECB). This has been a hard fought crisis nearing many breaking points that were largely averted by last minute U-turns from policy makers, causing volatility in the financial markets and whipsawing investors searching for the right entry point. In our opinion, we were presented with a unique opportunity to invest in the European financial sector, where many solid franchises are trading at a fraction of their tangible book value.

The primary sources of underperformance during the Reporting Period were a combination of sector allocation and stock selection within emerging markets. An overweight to China and India early in the Reporting Period also detracted. In addition, our longer-term exposure to Eastern Europe had a negative impact. However, after certain adjustments to the portfolios, coupled with a depressed valuation in these markets, we believe economic stability has the potential to once again turn this region into a meaningful positive contributor.

Conversely, the portfolios’ positioning within developed markets was favorable. Our stock selection and sector biases within Japan helped deliver outperformance relative to the MSCI ACWI (ex-US). Similarly, the portfolios benefitted from strong performance from an overweight to the European healthcare sector as well as positive stock selection within the information technology and telecommunications sectors. The positive contribution derived from developed markets helped offset some of the underperformance from emerging markets.

Macro Overview: More Structural Clarity and Less Policy Uncertainty

Policy Makers

It should now be clear to policy makers and investors that the global economic recovery will remain stubbornly slow and unemployment painfully high despite repetitive quantitative easing, repressively low interest rates and massive fiscal stimuli.

While monetary easing can be maintained for longer given the still low inflationary environment, fiscal deficit spending is nearing its limit as government debt levels in the developed world have breached 110% of GDP.

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Corporate

One economic agent that is being blamed for ‘sabotaging’ the recovery is the corporate sector.

The unintended consequence of fiscal spending is corporate welfare. Government spending contributes to corporate profits both directly through purchases of goods and services and indirectly via increasing the income of households who then spend it. Additionally, corporations keep getting lower tax rates. Worldwide, the total corporate tax rate declined one percentage point in each of the last eight years according to a study by the World Bank.

As a result of these policies, many corporations are achieving record profit margins but instead of reinvesting, they are hoarding cash and retarding economic activity. In the US, firms in the S&P 500 Index are holding about $900 billion while capital spending relative to depreciation is at a fifty year low. This phenomenon is not limited to the US. In Japan corporate liquid assets grew to $2.8 trillion and in Canada companies are holding around $300 billion.

In response, governments are putting pressure on the business sector to put capital to use either through moral suasion or via regulation. The US Federal Reserve (the Fed) is leaning on banks to ease their tight standards and increase lending. A governor with the Bank of Canada admonished Canadian corporations for holding cash stating “if they can’t think of what to do with it, they should give it back to shareholders.” The Bank of England tried to incentivize banks to lend via a Funding for Lending Scheme but that plan failed so now they are pressing banks to raise capital in order to get them to lend.

With consumers highly indebted and overcapacity entrenched; corporations appear to be in no mood to borrow or spend and remain unresponsive and ungrateful to government largesse. It is a classic case of “you can lead a horse to water but you cannot make him drink”.

Investors

While the fiscal stimuli was a boon to the corporate sector; monetary stimuli has been a bane to savers. These policies have rendered cash and sovereign debt of the world’s major currencies uninvestable as their yield neared zero and for some even dipped into negative territory, forcing individual and institutional investors to put their money elsewhere.

The mad dash from cash in search of yield has been moving risk-averse investors up the risk-curve into ‘unsafe’ places. A growing number of pension funds, insurers, and sovereign wealth funds have become income-starved, increasingly substituting

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cash and sovereign bonds with stocks (with high dividend yields), high yield debt, emerging market debt and property.

Assets

Investors search for income is pushing many assets to uncomfortably high levels.

Real estate is an important asset class and mispricing it is what caused the current great recession. In the Western world today, real estate prices are falling (grudgingly rising in a few locales) but they are frantically rising in most of the rest of the world. In Hong Kong and Singapore, residential property prices are soaring despite being already among the world’s highest. Low mortgage rates (2% in Hong Kong) are attracting investors fleeing negative real interest rates. Governments, fearing a real estate bubble, are trying to cool prices by raising taxes on foreign buyers and requiring them to make a higher down payment (50% in Hong Kong).

The most often quoted logic for investing in real estate today is that ‘it offers higher yield than government bonds and provides a hedge against inflation.’ Such logic is very dangerous and deceptive as it will hold in today’s zero percent interest rate environment no matter how high prices rise.

Other assets are also displaying worrying signs: junk bonds and emerging market debt in local currency offer yields in the low single digits, closed end high-yield bond funds have traded as high as a 70% premium to net asset value (NAV) and some stocks and sectors are trading at record valuations.

There is no reason to believe that the quest for income will abate anytime soon. Some assets have already reached ridiculous levels. Others remain reasonable for now, but this is likely to end very badly once ‘the great misallocation of capital’ runs its course.

Policy Response

With government debt at 110% of GDP and rising, reducing that debt burden via increased taxation and spending cuts will be a Sisyphean experiment as voters are unwilling to accept and unable to endure. Hence, policy makers will likely accelerate the inflationary route and they have been telegraphing this in no uncertain terms.

At the Fed, the acceptable inflation rate has moved from 2 to 3 percent. They are considering keeping rates near zero percent until unemployment falls to 7 percent and as long as inflation does not exceed 3 percent. At the Bank of Japan, a potentially new Liberal Democratic Party led government is promising to impose an inflation target of 2 percent instead of the current 1 percent. One of the most radical telegraphs of all is being advanced by Adair Turner, who was one of the leading

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candidates to head the Bank of England. He is proposing to cancel the debt that has been acquired by the central banks as a consequence of quantitative easing. That is potentially a recipe for hyperinflation.

Geographies

1.	Europe: We Believe a Bottom Has Been Made

Post crisis, some stricken countries like the US relied on an ‘activist’ central bank that used the unlimited power of its printing press to bring the whole yield curve down and on generous fiscal spending to ease the pain and restart the economy.

European Union stricken countries (mainly Portugal, Italy, Ireland, Greece and Spain, the ‘PIIGS’) instead got a ‘passive’ European Central Bank hamstrung by a very rigid interpretation of its mandate (stingy fiscal transfer from other members) and a bond market fearing a euro break-up which sent yields to unbearable levels.

Not able to print and not able to borrow to finance fiscal spending, these stricken countries were forced into compulsory austerity programs that fed on themselves in a vicious cycle of unemployment, recession and higher deficits requiring even more austerity.

In order to break this vicious cycle, regain control of interest rates in the euro area and to fight speculation of a currency breakup, ECB president Mario Draghi announced the organization’s readiness for an ‘unlimited’ bond purchase program.

With one word, ‘unlimited’, Mr. Draghi put a floor under the current crisis engulfing the euro-zone. It gave politicians ample time to make the structural adjustments and agree on the changes needed to correct the fault lines of the euro project—a currency union without a fiscal union. However, for the crisis to end, Germany and the stricken countries need to agree on the adjustments. On the surface, there seems to be infighting and disagreement but in reality it is mainly posturing as the outcome has already been set.

Germany seems to realize it will be stuck with the bill. Now it is setting the terms so that history does not repeat itself. It is asking the stricken countries to address their rigid labor markets, weak tax collection and wasteful public expenditure since they were the root of the crisis.

The road to recovery may still look bumpy, but it has been cleared and paved. Senior German officials have bluntly told us they chose the euro because the alternative was war. We feel the euro area has the potential to substantially outperform in the coming year as ‘convertibility risk’ gets completely eliminated.

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2.	Japan: a game changer?

Japan’s macroeconomic structural headwinds are well known: deflation, declining population, aging demographic, strong currency and political instability. However, things got worse. After four years of populist policies under Democratic Party of Japan rule, the already high government debt rose to an even dizzier level of 230% of GDP.

Now, there is a potential change that could significantly alter sentiment towards Japan and maybe its course. A new election has been called for December 16, 2012 and the Liberal Democratic Party is expected to win. Its leader has a dramatic plan to end deflation. He has said he would direct the central bank (the Bank of Japan) to push rates below zero percent if necessary and pursue an inflation target as much as 2 percent compared with the current goal of 1percent.

A lesser known cause for Japan’s bad equity performance over the years is very poor corporate governance. Even when tepid attempts for improvement are being made, they get promptly squashed. Very recently, a government advisory committee quietly killed a proposal that would have required listed firms to appoint at least one outside director—one independent director is one too many! It is no surprise that the Asian Corporate Governance Association recently downgraded Japan to the same level as Malaysia.

Our strategy for investment in Japanese companies continues to emphasize four favorite categories: globally dominant exporters, beneficiaries from Asian growth, selective companies benefiting from structural changes within the domestic economy and the exceptional companies with good corporate governance.

3.	Dollar Bloc: the investment boom coming to end?

Australia and Canada have been growing on the strength of the investments made by resource-based industries and consumer spending fuelled by low rates.

Global mining capital expenditures, which had been running steadily at US$40 billion per annum from 1990-2004, jumped to US$120 billion per annum since 2008. However, plunging commodity prices have prompted mining companies to delay or even cancel some projects. There is a risk that the investment infrastructure boom may fall more sharply than expected.

The adjustment may be hard for Australia. After twenty-one consecutive years of economic growth, Australia’s consumers are heavily indebted and its businesses are suffering from an overvalued currency, expensive labor and low productivity. The one major source of potential relief is further cuts in interest rates and a weaker currency.

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Canada is equally vulnerable as consumer debt levels relative to income are higher than those in the US and UK. So, policy makers are trying to stimulate business investment to drive economic growth. They have already cut the federal corporate tax rate from 19% to 15% and are offering incentives such as higher depreciation rates.

It is going to be a real test to see how these economies will perform if they were to experience plunging investment by the resource industries. There is an estimate of a US$230 billion pipeline of future projects that are being reviewed in Australia alone.

4.	Emerging Markets: overly optimistic expectations?

Simple stories are powerful and can easily captivate investors. Higher population growth, underpenetrated markets and a faster rising middle class have been the three key pillars supporting the thesis for investing in emerging markets over the past three decades.

Nevertheless, despite these very powerful secular trends, emerging market economies have seen more busts than booms during that period—that is until recently.

What has changed that these economies are finally realizing their potential and showing more stability not only relative to their own history but also in comparison to developed economies?

The popular argument is that developing nations have learned their lesson from past mistakes. They are no longer running current account deficits, they now have surpluses. They are no longer solely borrowing in foreign currency; they have developed their own local debt markets. Their bank loans no longer outstrip deposits and their investments no longer outstrip savings. In addition, unlike much of the developed world, they have not fired all their bullets. They have much more room to cut interest rates and much more forbearance for deficit spending—their government debt to GDP is about 36% versus 110% for the developed world.

The reality is much more sober. Yes, past crises may have forced many emerging economies to be more economically prudent but the principal catalysts for their growth and resilience have been the high commodity prices and rapid credit growth.

China’s urbanization caused a demand shock for many commodities spiking their prices by more than fivefold and in the process benefiting commodity rich economies in Asia, Africa, and Latin America.

As commodity prices started to weaken due to lesser demand and growing supply, portfolio flows searching for yield collapsed local rates in many emerging economies fuelling a rush toward consumption and real estate.

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The IMF recently warned that the last decade may have generated overly optimistic expectations about potential growth. Jacob Zuma, the South African president, also warned that the current trade of mainly raw materials flowing out from Africa and finished goods coming back is not sustainable.

The real causes of previous busts remain prevalent in many economies: state capitalism, price controls, tax collection, corrupt judicial systems, lack of skilled labor, administrative red-tape and infrastructure bottlenecks. For instance, this year, Brazil used state controlled companies to cap fuel prices, reduce borrowing costs for consumers and cut power prices.

Such efforts to follow populist policies at the expense of shareholders can render investing in such economies unrewarding and unpredictable. Although there are feeble efforts to redress some of these externalities (Russia recently approved regulations for state companies to pay at least 25% of net income in dividend), state-capitalism and corporate governance are two additional risks that may prevent a good macro background from translating into good stock performance.

5.	China: the failure to rebalance

China’s fixed asset investment as a percentage of GDP is alarmingly high and is the Chinese economy’s major fault line. The last two years, China tried to wean its economy from over-reliance on investment and instead usher a more sustainable growth led by consumption. The plan is to gradually—over a decade—bring down investment towards 35% and consumption upwards to 50% of GDP.

However, this rebalancing is not happening. Investment went even further out of whack, soaring above 50%. State-capitalism continues to be a major hindrance for this rebalancing as state controlled banks continue to lend massively to state owned companies. It is a very alarming sign, a warning that the transition may not happen smoothly.

As a result of over-investments, China’s corporate sector has become heavily indebted with a debt around 122% of GDP putting the banks at risk of a big wave of bad loans.

Sectors

1.	Materials

Over the past decade, demand shock from China created a roughly fivefold ‘super spike’ in virtually every commodity ranging from iron ore to potash as demand went beyond the ‘knee’ of most cost curves. In response, this ‘super-spike’ prompted significant capacity investments, particularly at the lower end of the cost curve.

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With China’s commodity intensity beginning to normalize and the prospect of significant new capacity coming on-stream, the mining sector has de-rated despite still relatively high commodity prices. Going forward, we feel either commodity prices will have to collapse or the cost structure will have to remain in imbalance.

Many mining companies are delaying their mega-projects, cutting costs and focusing on their return on capital. This newfound discipline may ease the correction but can’t seem to prevent it as it is expected to affect new projects but not those already in the works. Hence, supply growth should continue unabated for the next few years. As a result, we see significant risks to commodity prices and maintain an underweight stance on the mining industry.

One sub-sector where we are constructive is soft commodities (i.e., agricultural), where supply side restrictions are very real. The amount of arable land has been flat for the past 50 years while food demand has grown steadily at 2%—3%. The only way to meet this growing food demand is through raising agriculture productivity via better crop protection and genetically modified seed technology. One company we like in this space is Syngenta, a global leader in crop protection and one that is increasing its presence in seed technology. Going forward, we expect soft commodity prices to remain elevated, allowing Syngenta to potentially capitalize on the agriculture productivity theme.

We have reduced the Funds’ exposures to Turquoise Hill Resources and Potash Corporation of Saskatchewan. Turquoise Hill Resources, formerly known as Ivanhoe Mines, has been experiencing cost overruns and increasing political risk at its main mine in Mongolia. Potash Corporation of Saskatchewan is one of two cartels controlling potash prices but this year the cartel was challenged by Chinese and Indian buyers who balked at paying the elevated prices demanded by the cartel. A combination of buyers’ strike and cheating among cartel members has increased the risk of severe weakness in the potash price.

2.	Energy

Our underweight to the energy sector is due to what we view as the inability of the major global oil companies to adequately replace their reserves and grow production. Over the past decade the oil industry’s annual spending on exploration and production has increased fourfold while oil production is up only 12%. As a result, and despite a fivefold increase in the price of oil during that period, the integrated energy companies have failed to deliver returns commensurate with such a move in the commodity price.

We favor oil service companies (such as Italy-based Saipem) that we feel are disproportionately benefiting from the capital expenditure spending done by the major companies. We also like those upstream companies, such as the Canadian oil

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sands play Suncor Energy and Ireland-based Dragon Oil, which are controlling costs or generating steady cash flows.

We are avoiding companies plagued by what we view as heavy-handed government intervention such as Gazprom and Petroleo Brasileiro SA Petrobras and reduced holdings in companies exposed to large capital expenditure plans and potential cost overruns such as BG Group (British Gas).

3.	Industrials

Over the last decade, the industrials sector has benefited from China, both as a low cost production base and from its surging demand for industrial goods. Today, while these two features remain largely intact, China has started to emerge as a strong competitor just as many Japanese industrial companies did in the 1980s. We feel the emergence of these new entrants is going to significantly disrupt the competitive landscape in the coming decade. We will look to avoid investing in companies where either the industry is deemed strategic by the Chinese government (such as power grids and transportation networks), or where the customer base is highly consolidated (such as with utilities and municipalities which gives the customer stronger bargaining power and opens the door for lower cost competition).

We expect to continue to focus on companies that we feel will avoid these pitfalls and also possess higher barriers to entry such as Atlas Copco which operates in a highly consolidated industry with solid pricing power or a niche operators like Schneider Electric.

The Funds are also overweight civil aerospace. A core holding is Rolls Royce Holdings, the world’s second largest aircraft engine maker. The company operates in a duopoly for the wide body engine market and we believe it offers high organic growth and good earnings visibility due to the predictable aftermarket characteristics of its long-term contracts. The company’s aerospace division has the potential to double revenues over the next decade as its relentless focus on research and development has enabled it to win large-scale supply contracts. Moreover, going forward we expect improvement in margins and cash generation as the company’s installed base matures.

4.	Consumer Discretionary

Companies with global brands fulfilling the aspirations of the rising middle-class and nouveau riche in emerging markets continue to deliver on profitability and keep attracting consumers to their products and investors to their stocks. Both luxury and quality brands have been gaining pocket shares of global consumers—companies such as Cie Fin. Richemont, Volkswagen, BMW, Industria de Diseno Textil (Inditex) and Toyota Motor Corp.

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Volkswagen (VW) is a leading global player with a demonstrated track record of winning market share. Over the past decade, VW has improved its product and geographic mix. Changes to product mix include market share gains made by the company’s Audi line of cars and the acquisition of Porsche. Geographically, VW has increased its exposure to fast growing and profitable emerging countries while becoming less reliant on the highly competitive and less profitable European mass market segment. China now represents a significant portion of the company’s value.

Over the past three years, Toyota encountered several headwinds such as US recall issues (2009), the Japanese earthquake (2011), flooding in Thailand (2011) and a strong yen. Today, the company appears to have fully recovered and fundamentals are back to normal. Global unit sales of 8.7 million vehicles were a historical high in their 2012 fiscal year. Also, in October 2012, Consumer Reports magazine ranked Toyota (Scion, Toyota and Lexus) as the top 3 brands for quality in the US.

VW and Toyota’s large unit volume create economies of scale to both companies in cost cutting, research and development and investment in next generation technology that others can not afford. We feel this positions them as long-term winners.

In the world of media, numerous risks to current business models exist as the Internet continues to challenge all players. However, amid all this, we see advertising agencies remaining key players and their businesses more predictable. Agencies should benefit from both the growth of advertising in emerging markets and from the continuing move to digital/online advertising. As marketing dollars move online, the channel for content becomes less expensive and the agencies’ creative content becomes more important. This should allow agencies to capture larger portions of corporate marketing budgets. We feel the agency WPP is particularly well-diversified globally with significant exposure outside the slower-growing European economies.

5.	Consumer Staples

In an environment of slowing global growth and high economic uncertainty, the consumer staples sector has distinguished itself by delivering consistent mid-single digit organic revenue growth and double digit earnings outcomes. The sector is trading at a high point relative to historic valuation norms today, but we believe valuations will remain supported especially if a weak macro economy is the ‘new normal’. In such an environment, the rotation towards cash generative, under-leveraged, high-value accretive companies is unlikely to be transitory.

We have been strong believers in the continuing development of a middle class in the emerging world and believe one of the better ways to gain exposure to this is through European multinationals. Over the years, we have painfully learned that the franchise value of emerging market consumer companies was much weaker than

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appeared due to weak corporate governance, limited cash generation and the poor earnings consistency due to management inexperience in adapting to a dynamic market. Unlike more mature companies, their business models and market share have simply not stood the test of time, making them higher risk investments trading at multiples which are priced for perfection. Conversely, the European food/beverage/household personal care industry today derives about 40% of its sales from these ‘new world’ consumers at more reasonable valuations with fewer worries about business models or corporate governance. By 2016, we expect emerging market exposure to reach 50% of revenues.

Diageo is among the Funds’ largest positions and we feel one of the better ways to play the emerging market theme while still benefiting from category growth in the developed world. In developed markets, spirits continue to gain share of the overall alcohol pie. In the developing world, we see strong volume growth with the entry of new spirits drinkers coupled with an older customer moving ‘upscale’ to internationally-branded liquors. We believe this trend can last a very long time. For example, in China, only 2% of total spirit volume is internationally-branded, yet China accounts for 26% of global liquor consumption.

Unicharm is a leader in diapers and sanitary napkins in Asia. The company is a long-time market leader in Japan but since that country now has unfavorable demographics, Unicharm has done well to preserve profitability. More importantly, it is leveraging its years of research and development experience to capitalize on newer Asian markets where it has demonstrated a track record of gaining market share. Today, Unicharm is a category leader in several Asian markets, where the growth in per capita income is resulting in double digit product growth. China is the company’s biggest growth driver, moving ahead at 20%—30% per year with plenty of room still to go. In China, monthly diaper usage is just 22 units per user versus over 100 units per user in the developed world. Due to its early penetration and quality image, the company is steadily taking market share from competitors. The company also maintains a strong market share position in Indonesia (30%), Thailand (47%) and India (13%).

6.	Healthcare (Pharmaceuticals)

Over the past fifteen years, the pharmaceuticals industry has continually and dramatically de-rated as it went from a high growth sector to a value destroying one. Top line pressures from heavy patent expiries, unproductive research and development that failed to replace those patent expiries and pricing pressure by fiscally stretched governments hurt profitability and caused investors to flee.

However, fundamentals have recently changed and in our opinion, the industry is on the cusp of a multi-year re-rating process. Going forward, top line pressures from

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patent expiries are expected to abate as the industry comes out of the worst of the patent cliff. In addition, many companies have done a lot of self-help by diversifying away from patented drugs, becoming more cost efficient and investing in emerging market growth. We believe that the industry is once again poised to grow, with a more diversified business model and with less exposure to generics and austerity measures.

This industry de-rating and potential re-rating coupled with many companies strong balance sheets as well as attractive and sustainable dividends make pharmaceuticals one of the Funds core holdings and we ended the Reporting Period overweight the industry. Examples of companies we currently like include Novartis, which we believe offers one of the best growth outlooks in the industry as it emerges from the patent loss of its largest drug, a blood pressure medication. The company has also restructured its business portfolio with reduced exposure on both generics and austerity. Key drivers for the company going forward include a novel treatment for multiple sclerosis as well as its eye-care unit and a division that develops and manufactures generic drugs. Sanofi is another holding that has followed a similar diversification mantra as it emerged from its patent cliff. It led the industry in building a robust emerging markets franchise and also benefits from the growing diabetes pandemic through its leading insulin product. Both Novartis and Sanofi are at 11x earnings and a 4% dividend yield with improving growth prospects and we view them as attractive re-rating candidates.

7.	Financials

With their inherent super-leverage (around 20x on average), banks are very fragile creatures that could easily disappear in a severe economic downturn regardless of the strength of the franchise or soundness of management. This crisis reminded us of that. Due to this vulnerability and their importance to the economy, governments have bestowed upon banks many privileges via accounting leniency and regulatory forbearance to increase their ability to survive but at the same time rendering them opaque and hard to analyze.

So, banks are black boxes with ZIP codes. The economic weather in their perspective geography is the primary driver for their performance. Investors highly value banks where credit penetration is low and consolidation is high providing the twin engine of high growth and high profitability. Such banks can trade above 3x price-to-book in good times but quickly fall below 1x in crisis, making holding banks through the full economic cycle a very painful and unpleasant experience. Thus, it can be rewarding to buy post-bottom of a crisis and to sell as economies overheat.

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We see a couple of crisis stricken areas providing an investment opportunity today. In Europe, we believe the euro crisis has reached bottom. In some Eastern European countries the economies, after years in recession, are showing signs of recovery. Stock prices of strong financial franchises in these two areas were decimated post crisis following the time-tested script.

We substantially increased the Funds’ exposure to European financials late this summer. While the potential gains may be abnormally high, we believe they will be realized in a gradual manner as the sector still has a few hurdles to overcome such as regulatory uncertainty and a slow economy. Also, expected improvement on the cost side is an additional catalyst. With banks’ profits and risk dramatically down from pre-crisis levels, regulators and shareholders have intensified pressure on bank boards to control excessive pay. At investment banks for example, overall pay is expected to decline from 50% to 40% of revenues.

Many economies in Central and Eastern Europe (CEE) were hit hard by the 2008 crisis and subsequently by the euro crisis when many euro-zone parent banks pulled back from the region and foreign-denominated corporate loans became troubled as currencies devalued. These economies were forced into IMF/World Bank restructuring programs and finally appear to be nearing the end of a long winter. Unfortunately, as investors, we had to endure this long and painful winter as well. We were attracted to the strong structural attributes that were underpinning the banking sector—low credit penetration (loan-to-GDP at 45%), high level of market concentration and excellent corporate governance underpinned by the direct control of euro-zone parent banks. But we believe we are about to see a reversal of fortune as the decimated valuations and the bottoming of the crisis have the potential to create an unusually profitable opportunity. The Funds currently have exposure to banks in Romania, the Czech Republic and Russia.

The Funds’ exposure to UK banks was also increased. They operate in a consolidated market, face little sovereign or convertibility risk, have improved their balance sheet and trade at reasonable valuations—even after the strong rally. We also like Swiss diversified financial institutions where we see restructuring opportunities as catalysts for value creation and which we feel are trading at reasonable valuation levels.

We are lukewarm to negative towards most other ZIP codes. As previously mentioned, in Australia and Canada, the domestic economy has benefited immensely from the ‘super-spike’ in commodity prices, the strong capital expenditures investments and the housing boom that followed. However, China’s normalization of commodity intensity is now prompting several mining companies to review their capital expenditure plans. Any significant curtailment could have a negative impact on the property market in both these countries and consequently on the banks.

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In Japan, we believe that risks continue to be on the rise driven primarily by their alarmingly high exposure to Japanese government bonds (30% of bank assets). With government debt-to-GDP at 235% such a concentrated exposure is a major risk. In addition, we are witnessing an increase in cross equity holdings by banks which again raises the systemic risk in the financial system.

In China, the banking sector is relatively mature (a loan-to-GDP ratio of 120%) and asset quality is more opaque. Over-reliance on fixed asset investment could become a source of bad loans and the interest rate liberalization is a potential source of margin contraction in the future.

In many developing countries, markets are structurally attractive. However, in many cases we are turned away by full valuation and more importantly, by the risk of overheating. Foreign money flowing into these economies is pushing interest rates to historic lows, strengthening the currencies, and driving consumption and asset prices to alarming levels. Such a pattern can seed the next crisis.

We heavily favor markets where we feel the crisis is about to subside versus those where it is about to come. Hence, we believe the financial sector in Europe and CEE present an unusual opportunity of a substantial re-rating while signs of overheating in many emerging economies warrant a more cautionary stance.

In insurance, we continue to favor property and casualty (P&C) insurers over life. Persistent low yields have put life insurers in a big predicament since most of their policies were made decades ago when rates were higher, while P&C insurers underwrite short-term risk and have been able to compensate for low rates by raising premiums.

8.	Information Technology

Internet mobility has engendered a violent wave of creative destruction in the technology and telecommunications sectors. Smartphones and tablets are the new gadgets affecting consumer behavior and giving shivers to key players in the consumer electronics, personal computer, e-commerce, and telecommunications industries. As their utility rapidly expands, these mobile devices have replaced cameras, printer/scanners, GPS devices, and even cash registers while traditional industries, such as bricks-and-mortar retail, payment systems, publishing, and advertising are bracing for paradigm shifts in their ecosystem.

The portfolios have been positioned to reflect this secular change. We exited Chinese Internet holdings Baidu and Ctrip.com while maintaining or increasing our exposure to Korean and Taiwanese companies Samsung Electronics and Taiwan Semiconductor Manufacturing Company and to ASML, a Dutch company.

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Samsung’s key competitive advantage in the fast-moving world of technology is that it can afford to be a second-mover and show strong results. It does not need to lead, but has shown how it can succeed by being a quick follower. Despite being a late mover into smartphones, it is already the market share leader and is expected to ship more than 210 million units this year. Two sources of competitive advantage make it well suited for the hyper-volume and shortened product-cycle environment: First, the vertically integrated Samsung controls many critical components, such as memory, display and application processors. This enables the company to catch up with competitors and come to market at a much faster speed with superior offerings. Second, its sheer scale allows it to secure high volumes and lower costs.

In addition to the typical economies-of-scale advantage, Samsung’s large scale comes with its geographic and product design diversity that no other manufacturers enjoy—crucial in helping the company mitigate the inherent risks of this short life-cycle industry. While we are cautious about Samsung’s commodity memory businesses, they are less important now than they have been historically. Until the next wave of creative destruction, we expect Samsung to maintain its position as the mobile leader and a value creator.

Taiwan Semiconductor Manufacturing Company (TSMC) is the largest dedicated silicon foundry in the world. TSMC produces chips for hundreds of semiconductor companies. It is a leading-edge technology leader without any real competitors. TSMC is a long-term enabler and beneficiary of Moore’s Law—the semiconductor industry moves into higher barrier-to-entry processes every three years. The increasing capital intensity and scale requirement inherent in this industry has caused rapid industry consolidation. As a result, TSMC has displayed increasing pricing power. The fast growing mobile segment contributes close to 50% of TSMC’s revenues and we expect mobile contribution to expand further amid the increasing global adoption of mid-to-low end smartphones.

ASML is the global leader in semiconductor lithography and holds a near monopolistic position. Its technology is a key enabler to the continuing roll of Moore’s law. ASML supplies both sides of the PC/smartphone war and wins through the conflict, selling bullets as each side tries to outgun the other.

In the software space we like SAP. The company is the global leader in enterprise resource planning (ERP) software used to integrate key corporate functions such as accounting, human resources, distribution and manufacturing. We like the combination of their predictable maintenance revenue and growth opportunities via their business intelligence product and mobile products. So far, businesses continue to spend on software, and SAP’s investments in the “cloud” seem prudent and should help them to navigate unforeseen creative disruption in their business.

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Baidu has suffered from a significant slowdown in its PC query growth. It has failed to maintain the same monopolistic position in mobile devices as it enjoys in the PC space and has been struggling to efficiently monetize mobile traffic. In addition, the utility of search itself is being eroded as consumers increasingly access online information via more suitable alternatives in the mobile/social age.

9.	Telecommunications

The telecommunications sector is shaped by three key drivers: technology, regulation and overall economic growth. Technological innovation has been a source of deflation for the services the industry sells and the sector has so far been negatively affected by this creative disruption. The growth of data services has failed to compensate for the decline of legacy voice revenues. While technological innovation is a global force of gravity, regulatory issues and economic activity levels are more local in their impact. Hence, the relative performance of the telecommunications carriers has been primarily driven by their geographic exposure.

In general the telecommunications sector is marked by a lack of differentiation, unabated competition and an apparently unlimited growth of supply. We favor selected geographies, some niche sub-sectors and those few businesses that can potentially gain from increased competition.

In Europe, the sector has de-rated more so than other regions as it faces the most stringent regulatory framework and one of the weakest economic backdrops. A combination of a weak economy and aggressive regulation finally resulted in a flurry of dividend cuts. However, valuations have now come down so low that industry veteran Carlos Slim has taken a stake in a couple of them. While the incumbents have suffered from the changing regulatory regimes, new entrants, when allowed, have benefited at their expense.

The Funds are invested in Iliad, a new wireless entrant based in France which has proven quite disruptive and been able to take market share quickly. They also hold positions in Ziggo, a Dutch cable operator, whom we expect to soon enter the wireless market.

In Japan, the sector experiences a relatively benign competitive environment that is limited to three players. The number two and three players (KDDI and Softbank) have been steadily gaining market share from market leader NTT Docomo which has an unsustainable 55% market share. The Funds were invested in both KDDI and Softbank; however, Softbank’s decision to enter the US market via their acquisition of Sprint moved us to reduce the stake as it clouded the investment merit and increased management’s execution risk.

Artio Global Funds ï 2012 Annual Report	33

10.	Utilities

The utilities sector continues to experience a stark divergence in performance between regulated and unregulated companies. European regulated utilities predictable yield keeps attracting investors seeking a substitute for low yielding fixed income securities. Regulated utilities are enjoying a growing asset base (and therefore increasing and predictable profits) because the Continent needs to continue upgrading its gas, water and electricity networks. One such holding is National Grid, an electricity and gas network operator in the UK with some operations in the US.

Unregulated European utilities continue to suffer from structural headwinds. Oversupply of electricity generation capacity from renewable sources and from legacy projects is confronting weak demand due to the recession. In addition, lower fossil fuel prices have led to lower electricity prices which put pressure on the nuclear and hydro margins.

We have added to the utilities sector as we believe it is oversold with valuation at a decade low. As the generators start closing inefficient plants, we expect sentiment to change as the high dividend yields start to appear safe from any further cuts.

Conclusion

The global economic recovery is expected to remain stubbornly slow and unemployment painfully high despite repetitive quantitative easing, repressively low interest rates and massive fiscal stimuli. Monetary easing can be maintained for longer given the still low inflationary environment, but fiscal deficit spending is nearing its limit as government debt levels breached 110% of GDP. The ECB has succeeded in putting a bottom under the euro crisis hence creating what we view as a generational buying opportunity in the region’s financials.

We have reduced the Funds’ exposure to China as its failure to rebalance from excessive fixed investment to consumption is a major risk to its economy and needs to be monitored closely. We expect sustained weakness in commodity prices and a reversal at one point of hot money flow seeking yield to test the resiliency of Australia, Canada and commodity rich countries in the emerging world.

Internet mobility has engendered a violent wave of creative destruction in the telecommunications and technology sectors, and traditional industries from personal computing to retail. We feel the Funds are well positioned to reflect this secular change.

34	Artio Global Funds ï 2012 Annual Report

The quest for income will not abate anytime soon. Some assets have already reached ridiculous levels. Others remain reasonable for now but ultimately we think this will end badly once ‘the great misallocation of capital’ runs its course. Hence, we are steering away from popular themes where we believe valuations are no longer justified; and instead focusing on catalysts in out of favor areas.

Rudolph-Riad Younes, CFA Co-Portfolio Manager Artio International Equity Fund Artio International Equity Fund II

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-capitalization companies. In order to achieve its investment goals and objectives, the Funds may invest in derivatives such as futures, options, and swaps to a very substantial event. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus. As of 10/31/12, the Artio International Equity Fund and the Artio International Equity Fund II invested approximately 5.60% and 5.71%, respectively, of their net assets in derivatives (excludes forward foreign exchange contracts).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks

Artio Global Funds ï 2012 Annual Report	35

and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the funds, or any affiliated company.

Each Morningstar category average is representative of funds with similar investment objectives.

The Morgan Stanley Capital International (MSCI) All Country World Index (ex-US) (MSCI ACWI (ex-US)) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in US dollars.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

It is not possible to invest directly in an index.

Book value is a company’s common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill.

Price to book is defined as price divided by book value.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

36	Artio Global Funds ï 2012 Annual Report

MANAGEMENT’S COMMENTARY

Artio Total Return Bond Fund
2012 Annual Report

The twelve months ending October 31, 2012 (the “Reporting Period”) saw the Artio Total Return Bond Fund (the “Fund”)—Class A shares return 6.64%, beating its benchmark, the Barclay’s Capital US Aggregate Bond Index (the “Index”), which returned 5.25%. However, the Fund finished the one year period ranked in the 62nd percentile of the Morningstar Intermediate-Term Bond category and the 64th percentile of the Lipper Intermediate Investment Grade Debt category (as of October 31, 2012, Class A Shares ranked 720 out of 1,152 funds in Morningstar and 380 out of 595 funds in Lipper, both based on total returns). Over the last five and ten years, the Fund was in the second and top quartile respectively. In both Morningstar and Lipper, it ranked in the 42nd and 39th percentiles for the five year period and in the 16th and 13th percentiles for the ten year period respectively (as of the same date, for the five year period Class A Shares ranked 363 out of 874 funds in Morningstar and 175 out of 456 funds in Lipper and for the ten year period, they ranked 100 out of 618 funds in Morningstar and 39 out of 314 funds in Lipper, all based on total returns).

The Fund’s outperformance was driven mainly by positioning within the ‘core’ US investable universe. The ‘plus’ of the universe, overseas positioning, had a neutral impact over the Reporting Period. We used our asset allocation driven style and timely security selection to avoid some major pitfalls over the last twelve months.

During the Reporting Period, the yield on a benchmark US Treasuryr 10-year note ranged from 2.34% to 1.39%. This was due in part to the ongoing euro zone crisis that highlighted the US as a preferred area for investors. Although these flows pushed the US government’s funding costs to historic lows, the country’s looming fiscal cliff, debt ceiling deadline and related uncertainty associated with the unfavorable debt-dynamics can not be overlooked. In Europe, despite recent market developments and new efforts by policymakers, growth prospects remain grim and the risks to financial stability loom large.

US Strategy

The commercial mortgage backed securities (CMBS) sector was the Fund’s best alpha generator, contributing over 75 basis points (bps) through both asset allocation (over five times index weight) and security selection. Residential mortgage backed securities (RMBS) not guaranteed by the government added over 50 bps and credit just under 50 bps. The Fund’s sizeable underweights in both Treasury and agency

Artio Global Funds ï 2012 Annual Report	37

debt also had a positive contribution as their low yields prevented them from keeping up with the spread sectors.

In 2012, price action in the securitized sectors was driven by high risk tolerance as well as improving fundamentals. CMBS and RMBS not guaranteed by the US government (non-agency MBS) both delivered equity-like returns and government guaranteed RMBS (agency MBS) outperformed US Treasuries. As in 2010 and 2011, this was mainly attributed to an accommodative monetary environment, scarcity value as creation of securitized credit remained slow and a perceived safe haven bid for US dollar denominated assets as skittish investors avoided the euro zone. However, for the first time since the financial crisis and five years of technical-driven markets, the fundamental backdrop is starting to improve.

Many indicators of housing market health turned positive in 2012. The Federal Housing Finance Agency (FHFA) House Price Index (HPI), the broadest index of home prices, encompassing refinancing as well as purchase activity, fell -0.6% as of June 2012, but was still its best reading since 2007. Indices based on actual purchases were much stronger. The FHFA Purchase-only HPI was up 3% year-over-year. As of August 2012, the S&P/Case-Shiller Home Price Index was up 2% year-over-year. Indicators not related to prices have also shown signs of improvement. Foreclosure filings in September 2012 hit their lowest level since 2007 and Federal Reserve Bank data on all mortgage delinquencies, while still very elevated, continues to grind off its early 2010 peak. The Mortgage Bankers Association estimates that current housing inventory could be absorbed in six months’ after peaking at twelve months in the summer of 2010.

Ironically, it is these signs of housing market health that may be contributing to the relative underperformance of agency MBS versus non-agency MBS and CMBS. At the end of the Reporting Period, the agency MBS subset of the Index had a price of $108.24. The $8.24 premium is put at risk by increases in mortgage prepayments which we expect to see as borrowers who were previously underwater have the ability to move or refinance buoyed by improving housing market fundamentals. As an example, October 2012 agency MBS prepayments increased by 12%, outstripping expectations.

In anticipation of these trends, the Fund has been underweight agency MBS relative the Index. The Federal Reserve also seems to fear investors underweighting agency MBS, which was perhaps part of the motivation for focusing on these securities in their announced third round of quantitative easing asset purchases. Nevertheless, there should be cautious optimism until the mortgage industry can settle on a model for selling mortgages that does not carry a government guarantee. Commercial real estate lenders, who experienced less serious deficiencies in their legacy business and were more proactive in addressing them, have managed to bring private capital back.

38	Artio Global Funds ï 2012 Annual Report

However, until the major bank servicers can prove they have addressed their flaws, it is expected that investors will only be comfortable buying government guaranteed paper and the bottleneck in credit transmission will continue to be a drag on a full housing recovery.

In 2012 through October 31, the corporate bond subset of the Index returned 10.1%, beating US government bonds which gained 7.6%. This performance was seen across industry sectors but most notably in financials, which had an excess return of 11.9% over Treasuries. The Fund’s overweight position in credit, including financials, and its corporate sector security selection contributed to overall outperformance.

The rally in financial debt was supported by the introduction of Long-Term Refinancing Operations (LTRO) by the European Central Bank (ECB) which eliminated funding risk for European banks and by significant improvement in the overall fundamentals driven by deleveraging, positive earnings, liability management and a focus on liquidity. The banking sector is currently undergoing massive regulatory reform, including the Dodd-Frank Act in the US and Basel III globally. Policymakers are keen to provide a framework to prevent future taxpayer-funded bailouts and create mechanisms to liquidate failed systemically-important financial institutions. Our view is that these reforms will ultimately be positive for senior bondholders as they will force banks to hold more capital and more liquidity while refocusing their business models on core competences.

In the past few years, corporate issuers have enjoyed unprecedented market access and the full-year 2012 is set to top $1 trillion in new issuance for the first time. Investment grade companies have been able to raise money at the lowest cost in decades—the current typical yield of 3.2% compares to a long-term average of 6.8%. While leverage levels at non-financial firms have crept up somewhat, higher earnings and lower interest rates are keeping debt-servicing ratios intact. In general, corporate treasurers continue to protect their balance sheets by extending the maturity profile of their debt without aggressively using leverage to fund mergers and acquisitions and buybacks. Nevertheless, shareholder-friendly activity is picking up (mostly cash flow funded so far) and we believe that the risk of re-leveraging is on the rise.

Overseas Strategy

The biggest surprise and the biggest miss in terms of potential outperformance during the Reporting Period was the durability of markets in the first few months of 2012. This was especially the case in January when the ECB’s announcement of their LTRO started to gain traction and gave comfort to investors. Euro zone officials’ ability to get privately held Greek debt restructured at a 75% loss to lenders and the

Artio Global Funds ï 2012 Annual Report	39

market’s sanguine reaction was something we did not expect. From the beginning of October 2011, we were conservative in our overseas positioning, especially currencies. It is our opinion that this cost us an opportunity to add to outperformance. While positions in the Brazilian real and Mexican peso added to performance, had we not partially hedged, we feel our risk results would have been better.

The Fund’s overseas bond positioning generally performed well. Australian bond exposure was a positive contributor as the country’s 10 year yields dropped from 4.50% to 3.12% in the Reporting Period, outpacing US Treasuries by almost 100 bps. The Australian economy is arguably one of the most sensitive to global growth expectations, in large part due to China which experienced a sharper than expected slowdown during the fiscal year. Australian government bonds benefited from sluggish growth, aggressive easing from the central bank and increased demand for AAA-rated sovereign credits when European Union (EU) problems flared. The Canadian government curve performed in-line with the US with only slight pressure in the front of the curve. We believe Canadian bonds offer sound fundamentals and a better risk/reward profile than their comparable US counterpart. In 2012, emerging market debt (EMD) experienced an impressive yield compression. A few factors supported this price action. Slower growth in the US and EU was a dominant driver for rates. Continued accommodation by the ECB (in the form of LTRO in December 2011 and the outright monetary transactions program announced in September 2012) and the US Federal Reserve also provided a favorable backdrop. Furthermore, solid underlying fundamentals, particularly when compared to developed markets, combined with sluggish growth and stable inflation favored exposure to EMD. As a result, inflows into the asset class continued to be strong ($17.9 billion in 2012 through October 31 according to JP Morgan).

Exposure to long end Mexican bonds and Brazilian nominal rates also helped returns. In addition to a favorable macroeconomic backdrop, Mexico benefited from a smooth presidential election where a market friendly candidate won, increasing the likelihood of reforms intended to boost productivity and address fiscal rigidities. Mexican bonds tightened by 124 bps (88 bps compression in spread over US Treasuries) during the Reporting Period. Also, Brazilian rate exposure duration was extended during the fiscal year, which allowed the Fund to participate in a 287 bps decline in yields (270 bps spread compression over US Treasuries), over the same period. Concurrently, the government embarked on an aggressive easing of monetary policy consistent with projected low economic growth and contained inflation but still took markets by surprise. Furthermore, we had a positive view on the government’s efforts to improve competitiveness of the economy, including reducing indexation, reducing a number of input costs (labor, capital and utilities) for businesses and focusing on infrastructure development. If these are all fully

40	Artio Global Funds ï 2012 Annual Report

carried out, we feel long-term productivity will improve and reduce inflationary bottlenecks.

Outlook

With the US elections behind us and the fiscal cliff still on the horizon, it is clear that financial market performance remains dependent on official policy. By the time this report is published, the US government will either resolve or postpone the problem. Our expectation is for some type of postponement but we are hopeful that meaningful tax, entitlement and discretionary spending reforms will take place.

One area the presidential election helped bring clarity to was the Federal Reserve. While President Obama is said to favor reappointing Chairman Bernanke, there are rumors that the Chairman does not want to remain past the end of his term in January 2014. If that is the case, the President will most likely appoint someone with at least as dovish an attitude as Chairman Bernanke. This should mean the existing quantitative easing program will continue for the foreseeable future. Market participants will likely view this as good for risk markets as long as real rates do not increase dramatically or the US dollar does not face a crisis of confidence.

Even with these policy variables, we believe performance of the global economy, particularly the US, is expected to play a significant role in the Fund’s performance in the next fiscal year. Our expectation is for a slow growth environment over the next 12 months, with gross domestic product (GDP) of approximately 2%.

One of the reasons we are doubtful the US will be able to achieve a growth rate much higher than 2% over the next few years is that we think the economy will continue to delever. Exhibit 1 shows the total debt of the US as a percent of GDP. It can be inferred from this that from the mid 1980’s onward, the debt level of the US grew rapidly. At the end of 2011, the debt level stood at 350% of GDP, which in our opinion is an unhealthy level. While we believe that this ratio will decrease over the next several years, the big question is which economic sectors will experience the reduction.

Artio Global Funds ï 2012 Annual Report	41

Exhibit 1
US Total Debt as a % of GDP
1916 — 2011

Source: BW Research

Exhibit 2 shows that between 2007 and 2011, the small drop in debt reduction is due to a significant drop in financial businesses (mainly banks) debt and a modest drop in household debt. The federal government makes up for almost all of the deleveraging that takes place in those two sectors due to the dramatic increase in transfer payments and stimulus spending that took place during and after the recession.

Exhibit 2
US Debt Outstanding as a % of GDP
1970 — 2011

Source: US Federal Reserve Bank

Over time, our expectation is that the federal government’s rate of growth in terms of debt-to-GDP will begin to slow. It is important to remember that the fiscal cliff is

42	Artio Global Funds ï 2012 Annual Report

an issue because spending cuts and tax increases are due to take place. Everything else being equal, spending cuts and tax increases would be effective means of reducing fiscal deficit. Of course, everything else will not be equal. These changes should have a significant effect on growth, almost certainly resulting in lower GDP. If GDP is negatively impacted, the resulting debt-to-GDP ratio probably will not improve rapidly and may actually deteriorate. This is why many of the European austerity plans over the last few years have not resulted in better fiscal metrics soon after implementation. (We hope the Obama administration and Congress will be able to prevent a full drop off the fiscal cliff along with its resultant precipitous drop in economic growth.)

Looking at the financial businesses line in Exhibit 2, it can be seen that a significant amount of deleveraging has occurred since the financial crisis. Given the amount of leverage that entered the financial system over the last 40 years, it can be argued more still needs to be shed. While we do not look for financial leverage to decrease to the level of the 1970’s, we believe that of the mid 1990’s to be healthy.

The financial reforms which took place after the Lehman Brothers collapse, in particular the Dodd-Frank Act, are starting to be enacted. As enforcement of these regulations increases, the largest banks will aim to reduce their risks by diminishing their debt loads, therefore becoming less profitable. For bond investors like us, this is a good thing. If a company is less profitable but less risky, we become more confident in repayment of the money we lent. On the other hand, equity investors tend to be more negatively impacted by these regulations.

It is unlikely that the US household sector will see a meaningful uptick in the debt-to-GDP ratio (see Exhibit 2). The housing boom that drove this higher over the last decade is unlikely to take place again. The consumer savings rate has risen since the crisis. Lending institutions have become much more stringent in the loans they give out. A common refrain of markets is that the only individuals banks are willing to lend to are the ones who do not need the services.

State and local government debt levels do not appear to have increased much over the last 40 years, but we would caution that Exhibit 2 may not capture the whole picture. Many states and a disturbing number of localities have a huge pension funding gap. These entities will eventually either have to increase their revenues, decrease their expenses or default on their current beneficiaries. All of these scenarios will almost certainly detract from growth.

Continued deleveraging by the aforementioned sectors is the main reason why it is unlikely that economic growth will reach a point that would be considered satisfactory for quite some time. There are some bright spots which should prevent the country from entering into a major recession. One of them is the Fed. Chairman Bernanke and most of the members of the Federal Open Market Committee (FOMC) have

Artio Global Funds ï 2012 Annual Report	43

signaled a willingness to do a great deal more than would have been imagined five years ago. These unconventional policies, such as quantitative easing and Operation Twist, are a sign that the Fed will go to great lengths to keep the economy from stalling. We believe the FOMC will continue to take necessary measures in an attempt to prevent the economy from slipping into a deflationary environment.

Another positive for the economy’s growth outlook is the housing market. New home sales have stabilized over the last few years and have recently started to rise slightly. Home prices have also started to increase as the markets begin to recover from the 2008 crash. Exhibit 3 shows that these indicators are not growing with abandon. Nevertheless, positive growth of any kind should have a positive effect on GDP.

Exhibit 3
US Housing Prices and Sales
1/31/06 — 8/30/12

Source: Bloomberg

We do not feel US inflation will become a problem in the next 12 months. A deleveraging economy is not expected to have inflationary pressures. Rather, it is likely to experience a deflationary period. The Fed’s quantitative easing (QE) program is akin to printing money, which typically applies inflationary pressures. Combining a QE with a deleveraging environment may prevent inflation from going too high or too low. Our expectation is that a balance will be achievable over the foreseeable future. Eventually, though, we see the excess dollars produced by QE becoming an inflationary factor and the point at which the economy could start to turn around. The Fed has made it clear that they will not lighten up on their stimulus until the recovery is well on its way. Only at that point is when our inflationary concerns come to the fore. With deleveraging

44	Artio Global Funds ï 2012 Annual Report

having such a long way to go, we are not concerned that the Fed has missed the boat in terms of the fight against inflation in the medium-term.

The euro zone’s economy is even more troubled than the United States’. Spain and Greece have unemployment levels over 25% and the Irish have a debt-to-GDP ratio of over 1,000%. Presently, even Germany is showing signs of slowing as their exports to other euro zone countries has plummeted. Exhibits 4, 5 and 6 illustrate the troubles facing this region.

Exhibit 4
Euro zone GDP
1Q 2009 — 2Q 2012

Source: Bloomberg

Artio Global Funds ï 2012 Annual Report	45

Exhibit 5
Euro zone Industrial Production
1/31/06 — 8/30/12

Source: Bloomberg

Exhibit 6
Euro zone Business and Consumer Confidence
1/31/06 — 10/31/12

Source: Bloomberg

The glue that holds the euro zone together is the ECB, which over time has shown that it is no longer a facsimile of the German Bundesbank. Led by Mario Draghi, the ECB has proven that they are willing to use unconventional methods to keep financial markets from seizing up. In the 2011 annual letter we wrote:

Having the ECB ‘push the button’ is another option. The button, of course, is to start the printing press. This is against the ECB’s original thinking, but if the will is there, changes could

46	Artio Global Funds ï 2012 Annual Report

be made. Many members of the ECB, especially Germany, are very much against this option. The beauty of turning on the printing press is that the ECB would in effect have just started a perpetual quantitative easing (QE)—which may sound familiar. This would be expected to drive down the value of the euro, making the peripheral countries more competitive globally. It would also almost certainly lead to inflation, which is a hidden way of relieving a country’s debt burden. The main reason to do this, though, would be for the ECB to use these newly printed euros to buy the debt of countries that are no longer able to fund themselves in the market place. If investors believed the ECB would, in effect, guarantee that these countries will make timely debt payments, rates would drop to levels where these countries would be able to get sustainable financing from the market, perhaps with little or no actual debt purchases by the ECB.

The Open Market Transactions plan that allows the ECB to buy the sovereign debt is the latest and clearest sign that the ECB is willing to push the button.

With an expected slow growth global economy combined with extraordinarily easy central bank policies and spread products trading at tight levels, in the coming year we expect to invest in positions we view as exhibiting good risk adjusted return potential. The Fund is likely to remain underweight US Treasuries for the foreseeable future, as we view their risk adjusted return profile as unattractive, especially in the shorter end of the curve.

We will seek to capture extra return by having an overweight position in spread sectors. One strategy we intend on employing is to give up a little bit of higher yield for liquidity. This may seem slightly conservative, but with spreads tight and the economy struggling, we feel it makes sense to pay-up for liquidity. Some might say that you ‘should not fight the Fed’. That is, if the Fed wants risk on, you should have risk on. We look at this liquidity preference not so much as fighting as merely sitting near the exit in case the market comes into disagreement with Fed policy.

After posting double-digit returns in three out of the last four years, we believe corporate bonds are poised for a quieter period. The current spread of the corporate subset of the Index over US Treasuries is 135 bps, which is at its tightest level since the credit crisis and one that we see offering limited potential for further compression. However, we believe that investment grade corporate spreads will remain anchored given the low level of nominal yields, especially in the short end of the yield curve. Moreover, the introduction of QE3 has created dislocation with investors looking to replace mortgages purchased by the Fed with other highly-rated assets. As a result, we anticipate staying invested close to index weight, but moving up in quality and liquidity.

CMBS issuance remains robust, with 2012 issuance set to double 2011’s volume. Despite these steady increases, underwriting remains conservative relative to legacy loans with a continued emphasis on capitalizing properties with borrower equity instead of mezzanine debt, as was the case in 2006 and 2007. This underwriting discipline, in addition to the 41% peak-to-trough decline in the Moody’s/REAL

Artio Global Funds ï 2012 Annual Report	47

Commercial Property Price Index, leads us to believe that the commercial property market is moving forward on sound footing. Nevertheless, we expect to tread carefully in this space, after a significant repricing drove the index option adjusted spread down 153 bps in 2012 through October 31.

We also believe that select overseas markets will be strong and remain attractive relative to the US. In developed markets, we anticipate continuing to hold positions in Canada and Australia as opportunities present themselves. The sound fiscal situations and credible monetary policies of both these economies are particularly attractive. We will most likely avoid long-term investments in Europe for the reasons mentioned above.

In 2013 emerging market debt should remain subject to developed market political and economic developments. All other things being held constant, emerging market growth should improve but still remain in non-inflationary territory (close to potential) and supporting the asset class. Technical factors are also likely to continue to be supportive. With yields compressed on a global scope, the search for yield should attract continued inflows into emerging market debt. Foreign exchange interventions may become more proactive, but we do not think this will lead to isolationist policies. At the macro level, several things will need to be monitored throughout the year including the central bank policies of developed markets, resolution of the US fiscal cliff, euro area financial sector recovery (particularly important for the Europe/Middle East/Africa region’s recovery) and policy-making by China’s new leaders. These are anticipated on being important factors in shaping the roadmap for emerging market debt and foreign exchange performance.

Donald Quigley, CFA
Co-Portfolio Manger
Artio Total Return Bond Fund

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets and are fully disclosed in the prospectus.

48	Artio Global Funds ï 2012 Annual Report

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The Barclays Capital US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

The Federal Housing Finance Agency (FHFA) House Price Index (HPI) is a broad measure of the movement of single-family house prices. It is a measure designed to capture changes in the value of single-family houses in the US as a whole, in various regions and in smaller areas.

The FHFA Purchase-only HPI tracks average house price changes in repeat sales or refinancings on the same single-family properties. The Purchase-only index is based on more than 6 million repeat sales transactions.

The S&P/Case-Shiller Home Price Index tracks the growth in value of US real estate by following the purchase price and resale value of homes that have undergone a minimum of two arm’s-length transactions.

The Moody’s/REAL Commercial Property Price Index (CPPI) is a periodic same-property round-trip investment price change index of the US commercial investment property market based on data from REAL Capital Analytics, Inc.

The European Commission Euro Area Business Climate Indicator is based on monthly business surveys and is designed to deliver a clear and timely assessment of the cyclical situation within the euro area and is linked to the Industrial Production of the euro area.

The European Commission Consumer Confidence Indicator represents the arithmetic average of the answers (balances) to the four questions on the financial

Artio Global Funds ï 2012 Annual Report	49

situation of households and general economic situation (past and future) together with that on the advisability of making major purchases.

It is not possible to invest directly in an index or average.

A basis point is a unit of measure equal to 1/100th of 1%.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to a benchmark and is a measure of performance on a risk-adjusted basis.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Copyright 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar Numeric Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The highest percentile rank is 1 and the lowest is 100.

Lipper rankings are calculated based on the total returns of multiple share classes (at NAV) within their respective Lipper category. Different share classes may have different rankings. Lipper information is sourced from Lipper Analytical Services, an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper is a wholly owned subsidiary of Reuters.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

50	Artio Global Funds ï 2012 Annual Report

MANAGEMENT’S COMMENTARY

Artio Global High Income Fund
2012 Annual Report

Performance (%) as of 10/31/12

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]
Class A	12/17/02	11.22	9.36	7.77	9.81	1.01	1.00[3]
Class I	1/30/03	11.49	9.62	8.04	10.11	0.75	0.75[3]
BofA Merrill Lynch	N/A	14.02	11.75	9.28	A: 10.86	N/A	N/A
Global High Yield					I: 10.54
Constrained Index

1.	Annualized
2.	As stated in the prospectus dated 3/1/12
3.	The Investment Adviser has contractually agreed to reimburse certain expenses of the fund through 2/29/12. The investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to fee waivers.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

During the Artio Global High Income Fund’s (the “Fund”) fiscal year ending October 31, 2012 (the “Reporting Period”) the global economy continued a pattern of very slow and inconsistent recovery from the affects of the 2008 credit crisis, punctuated on a regular basis by political crisis. Within these now familiar themes, there were hopeful signs of economic progress, especially in the US, as well as hints of political compromise in Europe. The combination of old news and new, more hopeful news, helped the high yield market, as measured by the BofA Merrill Lynch Global High Yield Constrained Index (the “Index”) trace a volatile but strong path to a 14.02% return for the Reporting Period. The Fund’s Class A shares returned 11.22% in this environment which placed us in the higher end of the fourth quartile of the Morningstar US High Yield Bond peer group. As the Reporting Period progressed, the Fund’s relative performance steadily improved, particularly in the 2012 year-to-date and final fiscal quarter periods. Over longer periods of five years and since the Class A share inception on December 17, 2002, the Fund is ranked near the top of the second quartile and first quartile, respectively. (As of October 31, 2012, the Fund’s Class A shares ranked 456 out of 580 for the one year period, 152 out of 450 for the five year period and 46 out of 319 for the since

Artio Global Funds ï 2012 Annual Report	51

inception period based on total returns.) Performance over the Reporting Period was buffeted by positioning in Europe, especially during November and December 2011 and by US issue selection. These drags were offset by hedging European currency exposures and rating and industry positioning.

During the Reporting Period, US growth led the larger developed nations but still posted anemic levels, with a GDP (gross domestic product) increase of 2.36%. Rebounding housing activity off of a very low base was the one persistent thread to the US story. Other indicators, including employment, consumer spending and industrial production displayed a more saw-toothed pattern, especially when compared to expectations. In Europe, GDP shrank at a -0.37% pace over the period. This result reflected the repeated and ever expanding rounds of fiscal tightening across southern Europe, less robust export markets and sagging consumer and business confidence. The largest economies of the emerging world grew far faster than the US and Europe, but slower than 2011 and below what most economists consider to be their capacity. Trading and consumption patterns are evolving beyond the pure “north/south” or “developed/emerging” directions of decades past, but it still seems that the dominant flow runs from the developed economies through to the largest of the emerging economies, China, and then beyond to the rest of the emerging world. Thus, the persistently moribund growth in the US and Europe muffled historically high Chinese growth for much of the fiscal year, which in turn negatively impacted other younger economies through declining commodity demand.

At heart, the slow and halting recoveries around the world stem from the collapse of excessively debt-driven growth of prior years and the often intricate process of recalibrating the global machinery of production, consumption and investment. Recalibrating requires a host of policy decisions both large and small that, more than ever before, need to be coordinated on a global scale. Economic progress thus relies more on political progress than it has in the past. In the absence of such political progress, of which there was precious little, the monetary authorities in each country were forced over the past year, some more reluctantly than others, to extend ever more radical forms of monetary easing to offset the fiscal drag. Short term interest rates are now close to zero percent in the developed world and at record lows just about everywhere else. US, European, UK, and Japanese central banks are actively intervening in the long-term government and even mortgage backed bond markets, seeking to directly affect the prices of credit that heretofore they were content to leave to purer free market processes.

This political and economic backdrop was a continuation of the prior three years. However, as the year progressed, new and more encouraging threads began to weave into the still dominant theme of weak recovery and political strife. Among the most important of these new elements were nascent indications of a more consistent US

52	Artio Global Funds ï 2012 Annual Report

recovery, however faint. Housing numbers progressed steadily through the year. Consumer sentiment seemed to improve and employment increased, although this trend was stronger in the first part of the year than the second. In Europe there were signs of common ground amid the continued squabbling. During the summer, the President of the European Central Bank, Mario Draghi, emphatically declared his willingness to extend central bank credit to national banking systems and even governments (provided they succumb to central fiscal authority). German Chancellor Angela Merkel has intermittently shown flashes of flexibility, provided she has more control over the outcomes of that flexibility. Hers is a delicate political balancing act among a circus full of them.

The introduction of these more hopeful threads into the overriding themes of slow growth and political risk was mirrored in a pattern of market returns that continued the volatile path of prior years, but did so around an increasing trend. As measured by the BofA Merrill Lynch Global High Yield Constrained Index, global high yield markets generated an impressive total return of 14.02% over the Reporting Period, beneath which were individual months when returns were sharply negative. Across geographies, there were times, particularly November 2011, when Europe diverged negatively from the US and others when just the opposite occurred. The volatile but upwardly biased trend to high yield gained further support as the fiscal year progressed and investors sought an alternative to ever more negative central bank induced real rates of return in higher quality bond markets. These inflows were met, at least initially, with a muted net new supply of bonds. In this slow growth economy, most lower-rated companies continued to be engaged in an effort of refinancing existing debt at lower rates and with longer maturities rather than borrowing for new initiatives. The situation changed towards the end of the Reporting Period when new issuers to the high yield market were attracted by lower rates, acquisition activity picked-up modestly and some issuers financed dividends with new high yield debt.

Within the global high yield markets, European high yield exhibited both the highest returns (18.68% versus 13.15% for US high yield on a local currency basis as measured by the BofA Merrill Lynch European Currency High Yield Constrained Index and BofA Merrill Lynch US High Yield Constrained Index, respectively) and the highest volatility. With economic growth declining and expected to go negative in 2013, and with persistent political uncertainty, including another Greek election in the summer, this volatility was not surprising. The fact that returns were as good as they were is testament to both the lows they reached in prior periods and the positive murmurs investors noted in the political cacophony. However, the euro did not fare as well, and when translated into US dollars, European high yield returns were more in line, though still superior, to the US.

Artio Global Funds ï 2012 Annual Report	53

Emerging markets were the real star during the Reporting Period, turning in a 17.5% return (as measured by the BofA Merrill Lynch High Yield US Emerging Markets Corporate Plus Index). Historically, high yielding emerging market corporates have been the highest “beta” element of the global high yield spectrum—returning more in a positive market and losing the most in a negative market. This historic pattern is sometimes difficult to square with fundamentals, as emerging market corporate bonds are, on average, of better rating and better underlying quality than the average US high yield corporate. However, they come with an extra layer of political risk, lower transparency, and often lower liquidity. Over time, the extra risk may be shed and the extra return may be bid away.

Looking at the return pattern across the rating spectrum, the Reporting Period again created a perverse result in which the middle of the quality range, Bs, underperformed both higher quality BBs and lower quality CCCs, especially within the European high yield corporate universe. Normally, in a positive market one would expect Bs to outperform BBs, just as CCCs outperform Bs. The more counterintuitive pattern of this past year (and the past several years) is yet again, partly a reflection of declining benchmark “riskless” government curves, which affect BBs more forcefully than other grades. US five year Treasuries fell from about 0.96% yield at the start of the Reporting Period to 0.74% at the end, while German bunds fell from 2.03% to 1.46%. The macroeconomic and political causes of the volatility around which returns were built may also be influencing them, as a significant number of investors still buy the lowest CCC bonds or the highest quality BB bonds in reaction to the ebb and flow of news headlines rather than the minutia of individual industries or issuers. In addition, in an increasingly yield hungry world, there may be some indiscriminate “yield grabbing” occurring which typically benefits CCCs.

Finally, looking at return patterns up and down the capital structure, from more senior and secured loans down to subordinated, unsecured bonds, the generally upward trending markets of the past year, unsurprisingly, favored bonds over loans on an absolute return basis. Even if we adjust for the differences between floating rates (typical of loans) and fixed rates (typical of bonds) as well as historic changes in credit quality across the two markets, bonds outperformed. This rally brought bonds from a discount to par to a premium and tightened the adjusted yield advantage of bonds over loans to a point that brought stronger interest in the loan market as the period ended, perhaps foretelling a reversal of this trend.

The Fund’s performance reflected the influences of our positioning. The most important of these was European investments, where the Fund was underweight, relatively conservatively positioned, and fully hedged to the US dollar. We feel that relative to our largely domestic-oriented competition, this approach makes us less vulnerable, but not immune, if European high yield suffers, yet still retains what we

54	Artio Global Funds ï 2012 Annual Report

believe is the longer-term upside potential of our global approach. In fact, given the particulars of the Fund’s positioning, we expect to miss less of the upside in a positive European market than we would have to absorb of the downside in a negative European market. Over the twelve months under review, we believe that early in the period, when the European market severely underperformed the US, our exposure hurt us relative to peers, but subsequently, as European high yield ultimately outperformed, returns gradually benefited. This trend is part of why our more recent year-to-date and quarter-to-date performance showed relative strength. However, versus the Index, the Fund’s more conservative positioning hurt in what was, on net, a positive year for European high yield.

The Fund was also slightly underweight the emerging market corporate portion of the Index, which similar to Europe, hurt. This position had less to do with top-down considerations and more to do with the difficulty in finding issuers that meet our credit parameters. We believe that emerging market corporates are undervalued when considered from a macro perspective and increased the Fund’s weighting there throughout the year but were not able to find enough issuers to go to a real overweight. In addition, especially in emerging markets, we believe that in order to generate consistent long-run returns, issue selection must validate and not merely follow top-down considerations.

The Fund’s positioning along the rating curve and industry level was also a positive contributor during the Reporting Period. The Fund is and has been heavily overweight Bs, which were actually the worst performing part of the curve, as noted above. We “funded” that position with an underweight in BBs, which, although they outperformed Bs, did so only modestly. The Fund also carried a small overweight in CCCs, primarily as a result of individual bottom-up issue considerations which more than offset the slight disadvantage of even a large overweight of Bs. In addition, B positions benefitted from investments in retailers, homebuilders, and consumer oriented issuers in the US, more than offsetting the somewhat small rating drag.

These positive influences on performance were offset by some issue selections during the Reporting Period. While most positions outperformed on an issue-specific basis, returns were hurt by a handful of names in the energy, chemical, and supermarket spaces. In most of these instances we remain confident in the issuers and feel the positions were sized appropriately to the risk levels. We sold one energy issuer when we learned that prior third party estimates of future production were not being validated by an additional independent consultant hired by creditors. Although this sale unfortunately occurred after much of the damage was done, we acted quickly on new information and eliminated the possibility of further losses.

Artio Global Funds ï 2012 Annual Report	55

Returns were also marginally hurt by falling interest rates. As a result of our individual issue selections, the portfolio has a shorter duration, meaning mathematically, it is less sensitive to interest rates than the Index. This duration short was much smaller than prior years but we were comfortable with it because we believe that the considerations driving our positioning across other dimensions are of a higher order for a credit portfolio than duration exposure.

As we enter a new fiscal year, global high yield markets (as measured by the Index) are yielding on average, 6.89% (6.51% in the US and 7.36% in Europe), providing investors a spread, or additional yield, over “riskless” governments of 6.00% on average (5.63% in the US and 6.58% in Europe). We believe that this is a fair risk premium given our expectation that the global recovery is likely to continue tracing a slow trajectory that will be dependent to an unprecedented degree on political action. In aggregate, the credit quality of high yield corporate issuers is above historic averages which should help companies cope with a slower environment. In addition, the flow of new funds into the higher yielding credit markets and the lack of capital activity on the part of issuers are likely to provide strong technical support to the market.

Within global high yield markets, we continue to favor a conservative, but meaningful position in Europe that seeks to earn an above average return from three main themes. The first of these are companies that are global producers and distributors of their product that are based in Europe. The second are companies that are based in stronger European countries that are not part of the euro. The third are companies in the core of Europe that are in less cyclical industries such as healthcare and cable.

In addition to the Fund’s position in Europe, we expect to continue growing its emerging market corporate positions as and when we find issuers that meet our criteria.

Along the credit quality spectrum, we continue to favor B issuers. We believe this part of the credit curve is less vulnerable both to bouts of recession fears and the potential for rising rates. In addition, there is evidence that B issuers as a group have actually been the companies whose credit metrics have improved the most since the credit crisis yet their returns have lagged. We feel this discrepancy should eventually be righted.

Across the capital structure, where we reduced loan exposure during the Reporting Period just concluded, we may now be interested in increasing exposure given the tightness of adjusted bonds yields to loan yields. This will be dependent on the availability of appropriately priced loans with stable to improving businesses, real security and a reasonable amount of subordinated capital underneath the loan layer.

56	Artio Global Funds ï 2012 Annual Report

Throughout the Fund, both in those sectors we are seeking to emphasize and those we are not, we have a bias in the current environment for yield over capital appreciation. Since the credit premium of high yield is in what we consider to be in fair value range and not outright cheap, and since average bond prices have moved above par, we believe that the opportunity for further capital appreciation is limited to a few special situations at this juncture. We would prefer to seek out sources of perceived “cheap yield” rather than capital appreciation. Greater yield is often associated with greater risk, but just as there are sometimes anomalies that can generate greater price appreciation, we believe that there are anomalies which can allow us to generate the potential for greater yield over time.

We look forward to the coming year and will be making every effort to continue seeking the kind of performance the Fund has enjoyed during the latter part of this past fiscal year. We believe that the environment is gradually becoming more conducive to our more global and more value oriented approach to credit markets. In our efforts we will, as always, be applying our top-down global perspective and our day-to-day discipline of careful, business economics based research.

Greg Hopper
Portfolio Manager
Artio Global High Income Fund

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historic financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets. In order to achieve its investment objectives, the Fund may use certain types of exchange traded funds or investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than

Artio Global Funds ï 2012 Annual Report	57

the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value as interest rates rise. This risk is usually greater for longer-term debt securities.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 2% of the index. It is not possible to invest in an index.

The BofA Merrill Lynch US High Yield Constrained Index contains all securities in the BofA Merrill Lynch US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The BofA Merrill Lynch European Currency High Yield Constrained Index contains all securities in The BofA Merrill Lynch European Currency High Yield Index but caps issuer exposure at 3%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 3%.

The BofA Merrill Lynch High Yield US Emerging Markets Corporate Plus Index tracks the performance of US dollar denominated below investment grade emerging markets corporate debt publicly issued in the US domestic or Eurobond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

58	Artio Global Funds ï 2012 Annual Report

Copyright 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar Numeric Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The highest percentile rank is 1 and the lowest is 100.

Diversification does not assure a profit or protect against a loss in a declining market.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2012 Annual Report	59

MANAGEMENT’S COMMENTARY

Artio Emerging Markets Local Currency Debt Fund
2012 Annual Report

During the twelve months ending October 31, 2012 (the “Reporting Period”), politics and perceptions dominated economic fundamentals as major driving factors in market performance. Developed markets also set the tone for the emerging world. US elections and uncertainty over the country’s fiscal cliff along with the battle over the European Union project and the continued economic crisis in Greece (including its debt restructuring in March and noisy elections later in the year) were constant sources of uncertainty and sparked market volatility.

Economic growth didn’t prove to be a source of stability either. Early in the Reporting Period, the market expected gradual recovery in China and the US. However, as the year advanced, economic data for both countries surprised on the downside and forecasts for all but few of the world’s countries were lowered. By mid-year, Purchasing Mangers Index data in most economies fell into the contractionary zone (below the level of 50). China disappointed as it failed to introduce fresh lending stimulus when its economy slowed and reinforced market fears. For the full calendar year 2012, the global economy is expected to grow at its slowest pace since the start of the global financial crisis (see Exhibit 1).

Exhibit 1
Global Economic Growth
2008 — 2014(E)

Source: International Monetary Fund World Economic Outlook

60	Artio Global Funds ï 2012 Annual Report

In the meantime, most of the world’s major central banks continued to inject liquidity into their ailing markets. In a major shift, early in the year the US Federal Reserve began to reveal long-term interest rates forecasts and in September, announced another stimulus in the form of QE3 (Quantitative Easing 3). The European Central Bank (ECB) issued Long-Term Refinancing Operations (LTROs) in December 2011 to backstop the financial industry from a systemic collapse and in September 2012, announced a new outright monetary transactions program (OMT), which, when necessary, would mean an unlimited intervention. The Bank of Japan and the Bank of England also stepped outside the boundaries of traditional monetary policy and the Swiss National Bank went down the path of currency intervention.

As a result, front-end interest rates anchored at “low for long” levels translated in lower rates along the curves in the developed world and the search for yield took a global shape with eyes set on emerging market debt.

Against this global backdrop, emerging market local currency denominated debt performed strongly, with most of the gains generated through yield compression. The JP Morgan Global Bond Index—Emerging Markets Global Diversified Index’s yield came down from 640 to 560 basis points lead by Brazil, Mexico, South Africa and Turkey. On the other hand, currency gains were minimal with Colombia, Mexico and Peru contributing positively. A number of countries experienced currency losses including Brazil, Indonesia and South Africa. From a regional perspective, performance was led by Eastern Europe which benefited from ECB policy decisions while Africa lagged.

For the Reporting Period, the Artio Emerging Markets Local Currency Debt Fund (the “Fund”)—Class A shares returned 3.45%, trailing its benchmark, the JP Morgan Global Bond Index—Emerging Markets Global Diversified Index which returned 7.25%. Eastern Europe was the main detractor from relative performance. Our thesis for 2012 was that the European Union would not remain as an intact economic and currency union (resulting in a fat tail, high probability event risk). Indeed, brinksmanship between creditor and debtor countries and key players (the ECB, European Commission and International Monetary Fund [IMF]) acted to confirm our concerns. This thesis did not materialize in 2012 as the ECB announced the OMT (overcoming objections from the German Bundesbank) and Germany’s Federal Constitutional Court (deemed to represent the staunchest opponents of bailouts) signed off on the establishment of the European Stability Mechanism. Greece also showed resolve to stay in the union despite unparalleled socio-economic suffering.

All of the above forced us to revise our views and in the process, rebalance the Fund’s positioning. However, the region had already rallied in anticipation of a more

Artio Global Funds ï 2012 Annual Report	61

benign resolution and the Fund’s more cautious duration and foreign exchange decisions detracted from performance. During the Reporting Period the Fund was underweight Hungarian local bonds on the belief that the risks associated with the country’s weak fundamentals and policymaking and uncertainty around the IMF agreement did not compensate at the current levels. The choice to overweight duration in Mexico and South Africa worked in the Fund’s favor. Mexican interest rates were appealing because of the central bank’s strong inflation targeting credibility (which helped contain inflation) and the country’s solid fundamentals. The Mexican fixed income market benefits from deep liquidity, ease of access and an investment grade rating. The South African curve also enjoys deep pools of liquidity, an investment grade rating and accommodative monetary policy. South Africa also benefited from inflows associated with their inclusion in the Citibank World Government Bond Index. With regard to currencies, Brazil was a large detractor from relative performance as the country’s central bank began targeting foreign exchange, leaving the Brazilian real disconnected from its fundamentals. On the other hand, the Uruguayan peso produced a positive excess return. We particularly like Uruguay’s growth fundamentals and favorable foreign direct investment outlook. The decision to more tactically handle Malaysian currency exposure and underweight the Indonesian currency also had a positive relative contribution. We were weary of Indonesian monetary policies, a negative undertone towards foreign investors and worsening balance of payment outlook.

Looking ahead, we expect a few uncertainties of the past year to be settled. A cyclical trough may have been reached as a number of data points appear to be improving, inventories globally have diminished and low base effect will further help. In the IMF’s latest World Economic Outlook, they are forecasting improvement in most countries. However, recovery may be shallow and not devoid of road bumps making us feel there are areas worth monitoring. Europe is still struggling with the degree of austerity it chooses to impose on member countries. We were recently reminded that in the current environment, the fiscal multipliers may be more than one, taking a greater effect on economic growth (and correspondingly, delaying any improvement in deficit/GDP [gross domestic product] targets). Structural adjustment is still on the way in the region and the financial sector continues to deal with sovereign contagion, impaired balance sheets (the longer they stay unaddressed, the longer they should be to clean) and a regulatory framework unfriendly to the industry. Therefore it remains unlikely to reignite the banks’ animal spirits.

There will also need to be some type of resolution to the US fiscal cliff, clarifying whether the world’s largest economy may grow below or above potential. This should set the tone for general risk and help resolve the path for currently binomial outlook for global growth.

62	Artio Global Funds ï 2012 Annual Report

In China, the power transition is now complete and an ambitious economic policy agenda sets the course for somewhat slower, consumption-driven growth, rebalancing towards a more equitable social framework and more open markets. However, the imbalances that China built up in its ascent to become the world’s second largest economy and preventing an economic collapse following the global financial crisis suggest that this will not be a straight line.

We anticipate that many upcoming uncertainties will be of a geopolitical nature as power contests in the Middle East and Asia develop. At the same time, predictability may be derived from many of the developed world’s central banks which are expected to continue to provide liquidity injections and, in many cases, borderline or explicit monetization. “Low for long” is likely to be the mantra, continuing to attract inflows into the higher yielding emerging markets. We also believe that diversification of official reserves away from traditional safe havens will continue to provide bid to the yield curves in emerging market debt.

In parallel to this, holding other things constant, emerging market foreign exchange, could benefit from these flows, positive interest rate differentials and generally strong basic balances (the sum of current account balances and foreign direct investments)—see Exhibit 2. Growth recovery globally would benefit the leaders versus the laggards. However, policymakers in some countries may employ a degree of intervention in currency markets, either to smooth the foreign exchange path or set firmer caps. While we don’t think this will lead to a wave of isolationism on the scale that we have seen during the interwar period, it may distort fundamental fair values.

Exhibit 2
Basic Balance as a % of GDP
1997 — 2013(E)

Sources: Datastream, World Bank, Credit Suisse, Moody’s

Artio Global Funds ï 2012 Annual Report	63

Elena Liapkova-Pozsar, CFA
Co-Portfolio Manager
Artio Emerging Markets Local Currency Debt Fund

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible. The Fund is non-diversified, meaning it may concentrate it assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may be greater in emerging markets. The Fund may invest in emerging market currencies which may be accomplished through the use of forward foreign exchange contracts or other derivative instruments. The Fund may invest in below investment grade securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The JP Morgan Global Bond Index—Emerging Markets Global Diversified Index is an index of dollar denominated sovereign bonds issued by a selection of emerging market countries. The index limits the weights of countries with larger debt stocks

64	Artio Global Funds ï 2012 Annual Report

by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

The Purchasing Managers’ Index is an indicator produced by Markit Group and the Institute for Supply Management of financial activity reflecting purchasing managers’ of private sector companies acquisition of goods and services.

The Citigroup World Government Bond Index is a market capitalization weighted bond index consisting of the government bond markets of the multiple countries. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million.

It is not possible to invest directly in an index.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2012 Annual Report	65

SHAREHOLDER EXPENSES (Unaudited)

As a stockholder of the Artio Select Opportunities Fund Inc. or a shareholder of Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/12	Value 10/31/12	Expense Ratio	during Period
Select Opportunities Fund
Class A
Actual	$1,000.00	$959.30	1.40%	$6.90
Hypothetical	1,000.00	1,018.10	1.40	7.10

Class I

Actual	$1,000.00	$960.50	1.15%	$5.67
Hypothetical	1,000.00	1,019.40	1.15	5.84

66	Artio Global Funds ï 2012 Annual Report

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/12	Value 10/31/12	Expense Ratio	during Period
International Equity Fund
Class A
Actual	$1,000.00	$962.50	1.18%	$5.82
Hypothetical	1,000.00	1,019.20	1.18	5.99

Class I

Actual	$1,000.00	$963.00	1.00%	$4.93
Hypothetical	1,000.00	1,020.10	1.00	5.08

International Equity Fund II
Class A

Actual	$1,000.00	$978.30	1.30%	$6.46
Hypothetical	1,000.00	1,018.60	1.30	6.60

Class I

Actual	$1,000.00	$979.40	0.96%	$4.78
Hypothetical	1,000.00	1,020.30	0.96	4.88

Total Return Bond Fund
Class A

Actual	$1,000.00	$1,033.60	0.69%	$3.53
Hypothetical	1,000.00	1,021.70	0.69	3.51

Class I

Actual	$1,000.00	$1,035.40	0.40%	$2.05
Hypothetical	1,000.00	1,023.10	0.40	2.03

Global High Income Fund
Class A

Actual	$1,000.00	$1,057.00	1.00%	$5.17
Hypothetical	1,000.00	1,020.10	1.00	5.08

Class I

Actual	$1,000.00	$1,058.00	0.72%	$3.72
Hypothetical	1,000.00	1,021.50	0.72	3.66

Emerging Markets Local Currency Debt Fund
Class A

Actual	$1,000.00	$1,007.30	1.12%	$5.65
Hypothetical	1,000.00	1,019.50	1.12	5.69

Class I

Actual	$1,000.00	$1,007.60	0.85%	$4.29
Hypothetical	1,000.00	1,020.90	0.85	4.32

Artio Global Funds ï 2012 Annual Report	67

FUND PERFORMANCE

Artio Select Opportunities Fund Inc.(1)

It is the Artio Select Opportunities Fund Inc.’s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/12	3.54%

Five Years Ended 10/31/12	(5.10)%

Ten Years Ended 10/31/12	3.84%

7/1/04 - 10/31/12(1)	0.77%

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Select Opportunities Fund Inc. vs. MSCI All Country World Index (in U.S. dollars) July 1, 2004-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2012. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund’s holdings.
(1)	On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(2)	Effective March 1, 2007, the index was changed to the MSCI All Country World Index.
Note: All figures cited here and on the following pages represent past performance of the Artio Select Opportunities Fund Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost.

68	Artio Global Funds ï 2012 Annual Report

FUND PERFORMANCE

Artio International Equity Fund

It is the Artio International Equity Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/12	(1.14)%

Five Years Ended 10/31/12	(9.94)%

Ten Years Ended 10/31/12	6.78%

Inception (10/4/93) through 10/31/12	6.85%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund vs. MSCI All Country World ex-U.S. Index October 31, 2002-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on October 31, 2002 assuming reinvestment of dividends and capital gains distributions through October 31, 2012. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

Artio Global Funds ï 2012 Annual Report	69

FUND PERFORMANCE

Artio International Equity Fund II

It is the Artio International Equity Fund II’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/12	0.91%

Five Years Ended 10/31/12	(8.25)%

Inception (5/4/05) through 10/31/12	2.43%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) May 4, 2005-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2012. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

70	Artio Global Funds ï 2012 Annual Report

FUND PERFORMANCE

Artio Total Return Bond Fund

It is the Artio Total Return Bond Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/12	6.64%

Five Years Ended 10/31/12	6.69%

Ten Years Ended 10/31/12	6.44%

Inception (7/1/92) through 10/31/12	6.27%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Artio Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Total Return Bond Fund vs. Barclays Capital U.S. Aggregate Bond Index October 31, 2002-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on October 31, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2012. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)	Effective September 22, 2008 the benchmark for comparison changed from the Lehman Brothers U.S. Aggregate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

Artio Global Funds ï 2012 Annual Report	71

FUND PERFORMANCE

Artio Global High Income Fund

It is the Artio Global High Income Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/12	11.22%

Five Years Ended 10/31/12	7.77%

Inception (12/17/02) through 10/31/12	9.81%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global High Income Fund vs. BofA Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2012. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Service). Indexes do not incur expenses and are not available for investment.

72	Artio Global Funds ï 2012 Annual Report

FUND PERFORMANCE

Artio Emerging Markets Local Currency Debt Fund

It is the Artio Emerging Markets Local Currency Debt Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/12	3.45%

Inception (5/24/11) through 10/31/12	1.40%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Emerging Markets Local Currency Debt Fund commenced operations on May 24, 2011 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2013; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Emerging Markets Local Currency Debt Fund vs. JPMorgan Global Bond Index – Emerging Markets Global Diversified Index May 24, 2011-October 31, 2012†

†	Hypothetical illustration of $10,000 invested on May 24, 2011 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2012. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Emerging Markets Local Currency Debt Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The JPMorgan Global Bond Index – Emerging Markets Global Diversified Index is an index of dollar denominated sovereign bonds issued by a selection of emerging market countries. The index limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. It is not possible to invest directly in an index.

Artio Global Funds ï 2012 Annual Report	73

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio Select Opportunities Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—91.5%†
	United States—54.1%
4,559	3M Co	$399,368
5,258	AmerisourceBergen Corp	207,376
585	Apple Inc	348,134
2,677	Becton Dickinson	202,595
6,536	Bed Bath & Beyond (1)	376,997
9,145	Bristol-Myers Squibb	304,071
11,190	Campbell Soup	394,671
953	CF Industries Holdings	195,546
8,093	Citigroup Inc	302,597
2,097	CR Bard	201,710
5,155	Dollar Tree (1)	205,530
4,487	E.I. du Pont de Nemours	199,761
14,975	EMC Corp (1)	365,690
4,828	Express Scripts Holding (1)	297,115
9,051	Exxon Mobil	825,180
7,139	Generac Holdings	242,726
7,008	Hormel Foods	206,946
9,360	Johnson & Johnson	662,875
5,238	Joy Global	327,113
16,956	JPMorgan Chase	706,726
3,915	Kellogg Co	204,833
700	MasterCard Inc-Class A	322,651
3,320	McDonald’s Corp	288,176
2,573	National-Oilwell Varco	189,630
3,059	Norfolk Southern	187,670
16,734	Pfizer Inc	416,175
6,802	Procter & Gamble	470,971
7,242	QUALCOMM Inc	424,200
2,575	Union Pacific	316,802
22,535	Wells Fargo	759,204
11,141	Western Union	141,491
4,419	Whiting Petroleum (1)	185,686

		10,880,216

	China—6.3%
166,400	Changsha Zoomlion Heavy Industry Science & Technology Development-Class H	224,155
357,000	China Shanshui Cement Group	265,330
180,000	Shandong Weigao Group Medical Polymer-Class H	243,405
171,500	Sun Art Retail Group	233,239

See Notes to Financial Statements

74	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Select Opportunities Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

8,400	Tencent Holdings	$297,629

		1,263,758

	Canada—5.1%
7,832	Barrick Gold	316,493
9,419	Canadian Oil Sands	199,783
7,304	Potash Corp of Saskatchewan	293,402
6,257	Suncor Energy	209,839

		1,019,517

	Japan—4.4%
1,850	Fanuc Ltd	294,176
10,400	Komatsu Ltd	217,550
6,970	Unicharm Corp	376,710

		888,436

	United Kingdom—3.9%
4,203	AstraZeneca PLC	194,843
11,374	Royal Dutch Shell-Class A	389,387
8,870	Standard Chartered	209,134

		793,364

	Australia—3.7%
12,531	BHP Billiton	445,045
10,744	Newcrest Mining	294,456

		739,501

	Switzerland—3.6%
48,268	UBS AG (1)	723,605

	Indonesia—3.0%
96,500	Indocement Tunggal Prakarsa Tbk PT	215,003
361,000	Indofood Sukses Makmur	214,232
82,500	United Tractors Tbk PT	181,234

		610,469

	France—2.4%
3,128	Danone SA	192,226
9,408	Societe Generale (1)	298,982

		491,208

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	75

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Select Opportunities Fund Inc.

Share	Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

Netherlands—2.3%
12,497	Unilever NV	$458,765

Denmark—1.5%
1,886	Novo Nordisk-Class B	303,871

Germany—1.2%
3,288	SAP AG	239,445

TOTAL COMMON STOCKS (Cost $17,704,217)	18,412,155

Face
Value	Currency
REPURCHASE AGREEMENT—10.0%
United States—10.0%
2,003,153	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $2,003,154 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $2,047,719. (Cost $2,003,153)	2,003,153

TOTAL INVESTMENTS—101.5% (Cost $19,707,370)	20,415,308
OTHER ASSETS AND LIABILITIES—(1.5)%	(293,246)

TOTAL NET ASSETS—100.0%	$20,122,062

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $19,823,979.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

76	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio Select Opportunities Fund Inc.

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Health Care	15.1%	$3,034,036
Financials	14.9	3,000,248
Consumer Staples	13.7	2,752,593
Industrials	11.9	2,390,794
Materials	11.1	2,225,036
Information Technology	10.6	2,139,240
Energy	9.9	1,999,505
Consumer Discretionary	4.3	870,703
Short-term Investment	10.0	2,003,153

Total Investments	101.5	20,415,308
Other Assets and Liabilities (Net)	(1.5)	(293,246)

Net Assets	100.0%	$20,122,062

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	77

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—91.5%†
	United Kingdom—19.0%
278,296	AMEC PLC	$4,752,498
507,820	ARM Holdings	5,440,522
1,067,775	Barclays PLC	3,913,545
495,036	BG Group	9,151,634
726,798	BHP Billiton	23,248,384
133,567	British American Tobacco	6,605,048
1,175,081	BT Group	4,022,869
1,359,383	Centrica PLC	7,097,902
1,047,124	Compass Group	11,471,394
1,291,608	Diageo PLC	36,851,778
2,613,458	Direct Line Insurance Group (1)	8,189,253
166,842	Experian PLC	2,876,063
182,188	Genel Energy (1)	2,383,334
1,788,721	GlaxoSmithKline PLC	39,955,046
292,652	Hikma Pharmaceuticals	3,486,574
3,794,041	HSBC Holdings	37,212,241
146,482	Imperial Tobacco	5,522,164
9,656,982	Lloyds Banking (1)	6,312,612
462,522	Marks & Spencer	2,934,386
1,059,045	National Grid	12,054,126
38,537	Next PLC	2,213,953
426,185	Premier Oil (1)	2,407,926
140,544	Rio Tinto	7,029,317
1,577,788	Rolls-Royce Holdings (1)	21,720,503
1,337,914	Royal Bank of Scotland Group (1)	5,949,034
1,147,812	Royal Dutch Shell-Class A	39,295,141
982,493	Tesco PLC	5,062,732
14,035,956	Vodafone Group	38,045,757
33,257	Whitbread PLC	1,259,100
1,632,281	WPP PLC	21,024,349
350,100	Xstrata PLC	5,522,406

		383,011,591

	Switzerland—12.7%
287,916	ABB Ltd (1)	5,188,177
103,402	Compagnie Financiere Richemont	6,706,917
154,181	Credit Suisse	3,574,708
46,794	Dufry Group (1)	5,939,702
14,480	Flughafen Zuerich	6,196,607
145,100	Holcim Ltd	9,902,389

See Notes to Financial Statements

78	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Switzerland—Continued

666,076	Nestle SA	$42,273,509
889,138	Novartis AG	53,518,240
204,615	Roche Holding	39,354,109
31,083	Swatch Group	12,864,463
206,799	Swiss Reinsurance (1)	14,290,717
44,780	Syngenta AG	17,494,592
53,617	Transocean Ltd	2,440,748
1,098,827	UBS AG (1)	16,472,965
81,660	Zurich Financial Services	20,125,612

		256,343,455

	Japan—10.8%
274,627	Aisin Seiki	7,978,029
231,100	Bridgestone Corp	5,374,889
317,600	Daikin Industries	8,773,437
85,500	Fanuc Ltd	13,595,709
321,852	Honda Motor	9,623,749
1,171,000	Isuzu Motors	6,182,435
926,397	ITOCHU Corp	9,260,493
168,900	Japan Tobacco	4,661,496
182,900	KDDI Corp	14,187,164
187,100	Komatsu Ltd	3,913,815
299,000	Mitsubishi Electric	2,229,501
2,267,300	Mitsubishi UFJ Financial	10,240,151
364,300	Mitsui Co	5,127,455
235,200	Nikon Corp	5,973,427
793,900	Nissan Motor	6,634,871
165,100	Nitto Denko	7,477,318
165,400	Seven & I	5,094,643
62,700	SMC Corp	9,868,210
232,100	Softbank Corp	7,337,879
344,100	Sumitomo Mitsui Financial	10,521,461
257,900	Suzuki Motor	5,833,644
759,789	Toyota Motor	29,134,909
514,200	Unicharm Corp	27,791,117

		216,815,802

	France—10.0%
54,549	Air Liquide	6,432,298
305,442	AXA SA	4,854,386

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	79

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

539,905	BNP Paribas	$27,151,822
157,286	Danone SA	9,665,747
98,369	Essilor International	8,865,299
186,893	European Aeronautic Defence & Space	6,638,043
199,673	Eutelsat Communications	6,390,786
249,158	GDF Suez	5,716,218
25,365	Iliad SA	3,906,358
1,973,002	L’Occitane International	6,148,089
41,369	L’Oreal SA	5,267,857
109,358	LVMH	17,769,945
60,539	PPR	10,641,260
74,532	Safran SA	2,964,479
514,989	Sanofi	45,257,831
166,644	Schneider Electric	10,415,736
421,569	SES SA FDR	11,662,846
379,385	Societe Generale (1)	12,056,664

		201,805,664

	Germany—8.3%
74,732	Allianz SE	9,263,497
84,514	BASF SE	7,001,182
140,848	Bayer AG	12,262,904
84,265	BMW AG	6,709,762
63,175	Brenntag AG	7,960,277
49,164	Continental AG	4,926,440
114,826	Daimler AG	5,360,215
85,137	Deutsche Bank	3,857,909
327,497	Deutsche Post	6,490,749
703,836	Deutsche Telekom	8,034,079
580,529	E.ON AG	13,186,934
359,404	Fraport AG	21,068,979
181,918	Fresenius SE	20,744,183
42,530	Linde AG	7,150,571
295,374	RWE AG	13,493,698
206,111	SAP AG	15,009,820
52,427	Siemens AG	5,267,673

		167,788,872

	Canada—3.6%
523,358	Barrick Gold	21,149,004

See Notes to Financial Statements

80	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Canada—Continued

31,155	BCE Inc	$1,360,908
181,393	Cenovus Energy	6,393,672
216,822	Potash Corp of Saskatchewan	8,709,758
33,826	Rogers Communications	1,483,674
903,937	Suncor Energy	30,315,126
533,916	Turquoise Hill Resources (1)	4,171,970

		73,584,112

	Netherlands—3.4%
193,731	ASML Holding	10,656,506
1,305,094	ING Groep Dutch Certificate (1)	11,526,816
256,453	Koninklijke Philips Electronics	6,410,295
61,287	Koninklijke Ten Cate	1,357,611
473,374	Reed Elsevier	6,357,871
672,405	Unilever NV	24,683,998
214,597	Ziggo NV	6,949,089

		67,942,186

	China—3.3%
7,896,000	Bank of China-Class H	3,250,074
4,209,325	Belle International	7,821,147
8,727,000	China Construction Bank-Class H	6,587,435
1,251,204	China Merchants Holdings International	4,149,127
1,235,500	China Mobile	13,694,034
844,000	China Resources Enterprise	2,760,679
6,490,000	Dongfeng Motor Group-Class H	8,039,174
6,687,000	Industrial Commercial Bank of China-Class H	4,426,334
5,074,000	PetroChina Co-Class H	6,913,690
84,700	Tencent Holdings	3,001,093
1,009,367	Tingyi (Cayman Islands) Holding	3,008,545
1,327,999	Wumart Stores	2,361,253

		66,012,585

	Italy—2.4%
8,454	Brunello Cucinelli SpA (1)	149,532
1,589,021	Enel SpA	5,971,255
294,546	Eni SpA	6,759,424
10,355,222	Intesa Sanpaolo	16,625,270
129,740	Saipem SpA	5,826,939
2,252,572	Telecom Italia	2,073,866

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	81

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Italy—Continued

2,313,897	UniCredit SpA (1)	$10,212,373

		47,618,659

	Hong Kong—2.0%
367,000	Cheung Kong Holdings	5,422,094
3,235,000	Hang Lung Properties	11,270,250
490,000	Hutchison Whampoa	4,827,259
2,088,200	Sands China	7,854,276
3,618,000	Trinity Ltd	2,534,918
3,062,000	Wynn Macau	8,692,073

		40,600,870

	Spain—1.8%
578,098	Banco Bilbao Vizcaya Argentaria	4,821,953
1,202,715	Banco Santander	9,022,030
162,761	Gas Natural SDG	2,524,541
2,692,394	Iberdrola SA	13,920,329
23,558	Inditex SA	3,005,025
158,392	Telefonica SA	2,085,283

		35,379,161

	Romania—1.6%
8,822,685	BRD-Groupe Societe Generale	19,699,896
103,025,672	OMV Petrom	12,025,097

		31,724,993

	South Korea—1.5%
24,469	Samsung Electronics	29,391,519

	Bulgaria—1.4%
1,065,941	Central Cooperative Bank (1)	423,763
8,936,565	Chimimport AD (1)(10)	4,559,321
4,078,860	LEV Insurance (4)(10)(12)	1,907,747
1,338,736	Sparki Eltos Lovetch (1)(4)(10)	452,380
11,652,801	Vivacom (1)(4)(12)	21,618,581

		28,961,792

	Nigeria—1.2%
2,484,751	Guinness Nigeria	4,167,408
1,847,353	Nestle Foods Nigeria	7,939,407
7,755,439	Nigerian Breweries	5,826,702

See Notes to Financial Statements

82	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Nigeria—Continued

27,148,845	Unilever Nigeria	$7,251,331

		25,184,848

	Sweden—1.2%
278,275	Atlas Copco-Class A	6,840,078
455,389	Elekta AB-Class B	6,485,556
367,540	Svenska Cellulosa-Class B	7,156,489
579,081	TeliaSonera AB	3,811,145

		24,293,268

	Taiwan—1.1%
7,536,000	Taiwan Semiconductor Manufacturing	22,882,095

	Denmark—0.9%
113,698	Novo Nordisk-Class B	18,318,955

	Russia—0.8%
5,819,816	Sberbank of Russia	17,041,934

	Czech Republic—0.8%
80,634	Komercni Banka	16,439,313

	Ireland—0.7%
310,441	CRH PLC	5,771,571
819,568	Dragon Oil	7,328,028

		13,099,599

	Israel—0.5%
243,315	Teva Pharmaceutical Industries Sponsored ADR	9,834,792

	Austria—0.4%
165,994	Flughafen Wien	7,519,722

	India—0.3%
2,884,463	Mundra Port & Special Economic Zone	6,739,976

	Ukraine—0.3%
214,485	Anthousa Ltd Sponsored GDR (1)(4)(12)	214,485
8,866,599	Bank Forum (1)(4)	479,011
73,365,005	Bogdan Motors PJSC (1)	483,528
996,383	Davento-Ukraine PJSC (1)(4)(12)	65,074
168,262	Korukivskas Technical Papers Factory (1)(4)	690,528
115,161	Kyivmedpreparat (1)(4)(12)	68,563
5,542,248	Oranta (1)(4)	543,497
43,130,085	Raiffeisen Bank Aval (1)	369,853

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	83

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Ukraine—Continued

63,628	Retail Group (1)(4)(12)	$745,172
8,375,303	Slavutich Brewery (1)(4)	2,570,150
14,568	Ukrnafta Oil (1)(4)	269,480

		6,499,341

	Australia—0.3%
75,749	CSL Ltd	3,731,025
631,983	Telstra Corp	2,713,085

		6,444,110

	Serbia—0.3%
344,665	Komercijalna Banka (1)	4,169,890
78,160	Toza Markovic ad Kikinda (1)(4)(10)(12)	826,962
3,816	Univerzal Banka (1)(4)	54,225

		5,051,077

	Portugal—0.2%
863,811	Energias de Portugal	2,346,108
395,687	Portugal Telecom SGPS	1,989,910

		4,336,018

	Venezuela—0.2%
47,655	Banco Provincial (4)(12)	372,278
156	Banco Venezolano de Credito SA (1)(4)(12)	—
15,843,815	Cemex Venezuela SACA-I (1)(4)(12)	—
2,847,910	Siderurgica Venezolana Sivensa SACA Sponsored ADR (4)(12)	3,539,409

		3,911,687

	Norway—0.2%
126,947	Orkla ASA	1,002,795
62,923	Seadrill Ltd	2,543,657

		3,546,452

	Lebanon—0.2%
223,693	SOLIDERE-Class A	2,762,608
42,058	SOLIDERE Sponsored GDR 144A (9)	516,888

		3,279,496

	Mexico—0.1%
508,370	Grupo Financiero Banorte	2,827,558

See Notes to Financial Statements

84	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Share	Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

Latvia—0.0%
1,424,182	AS Parex Banka (1)(4)(12)	$—

TOTAL COMMON STOCKS (Cost $2,088,785,187)	1,844,231,502

PREFERRED STOCKS—1.7%
Germany—1.4%
79,065	Henkel AG 1.270%	6,312,095
103,809	Volkswagen AG 1.860%	21,468,707

27,780,802

Bulgaria—0.3%
6,399,502	Chimimport AD 9.000% (10)	6,699,495

United Kingdom—0.0%
119,911,888	Rolls-Royce Holdings 0.000% (1)(4)	193,184

TOTAL PREFERRED STOCKS (Cost $31,891,019)	34,673,481

EXCHANGE-TRADED FUNDS—0.9%
Multinational—0.8%
169,529	Market Vectors Gold Miners ETF	8,959,607
48,858	SPDR Gold Trust (1)	8,152,446

17,112,053

Russia—0.1%
92,634	Renaissance Pre-IPO Fund (4)(12)	1,389,510

TOTAL EXCHANGE-TRADED FUNDS (Cost $25,235,509)	18,501,563

Face
Value	Currency
FOREIGN GOVERNMENT BONDS—0.3%
Venezuela—0.3%
Bonos de la Deuda Publica Nacional
10,000,000	VEF	17.250% due 12/31/2015 (4)(12)	799,060
20,000,000	VEF	18.000% due 04/12/2018 (4)(12)	1,591,018

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	85

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Face	Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued
Venezuela—Continued
Bonos de la Deuda Publica Nacional—Continued

49,500,000	VEF	16.000% due 08/23/2018 (4)(12)	$3,717,509

TOTAL FOREIGN GOVERNMENT BONDS (Cost $9,007,786)	6,107,587

Share
Amount
EQUITY LINKED NOTES—0.2%
Ireland—0.1%
424,165	Ryanair Holdings, Issued by Barclays Bank, Expires 11/02/2012 (1)	2,456,859

Ukraine—0.1%
1,016	Laona Investments, Issued by UniCredit Bank AG, Expires 04/19/2013 (1)(4)(12)	1,524,000
234	Laona Investments, Issued by HypoVereinsbank AG, Expires 04/19/2013 (1)(4)(12)	351,000

1,875,000

India—0.0%
11,142	Agre Developers, Issued by Merrill Lynch International, Expires 09/17/2015 144A (1)(9)	5,902

TOTAL EQUITY LINKED NOTES (Cost $6,730,171)	4,337,761

FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
Bulgaria—0.1%
10,198,631	Bulgaria Compensation Notes (1)	1,087,944
1,893,174	Bulgaria Housing Compensation Notes (1)	210,109

TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $5,383,675)	1,298,053

RIGHTS—0.0%
Spain—0.0%
1,202,715	Banco Santander (1) (Cost $234,945)	236,889

See Notes to Financial Statements

86	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—3.5%
		United States—3.5%
70,944,002	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $70,944,022 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 0.000%-4.500%, maturities ranging from 11/21/2012-01/15/2014, and an aggregate fair value of $72,369,133. (Cost $70,944,002)	$70,944,002

		TOTAL INVESTMENTS—98.2% (Cost $2,238,212,294)	1,980,330,838
		OTHER ASSETS AND LIABILITIES—1.8%	36,245,338

		TOTAL NET ASSETS—100.0%	$2,016,576,176

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $2,257,179,795.

Glossary of Currencies

USD	— United States Dollar
VEF	— Bolivar Fuerte

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	87

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio International Equity Fund

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	17.6%	$353,862,682
Consumer Discretionary	13.7	277,165,811
Health Care	13.1	263,758,077
Consumer Staples	11.1	223,793,805
Industrials	10.0	202,233,359
Materials	7.6	153,760,361
Energy	6.9	138,806,394
Telecommunication Services	6.6	133,313,681
Information Technology	4.3	86,381,555
Utilities	3.8	76,311,111
Short-term Investment	3.5	70,944,002

Total Investments	98.2	1,980,330,838
Other Assets and Liabilities (Net)	1.8	36,245,338

Net Assets	100.0%	$2,016,576,176

See Notes to Financial Statements

88	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—92.0%†
	United Kingdom—19.1%
104,542	AMEC PLC	$1,785,278
279,452	ARM Holdings	2,993,905
563,553	Barclays PLC	2,065,501
268,036	BG Group	4,955,129
384,692	BHP Billiton	12,305,300
80,278	British American Tobacco	3,969,843
615,237	BT Group	2,106,253
785,198	Centrica PLC	4,099,844
593,652	Compass Group	6,503,543
772,716	Diageo PLC	22,046,905
1,403,719	Direct Line Insurance Group (1)	4,398,544
88,205	Experian PLC	1,520,499
1,058,721	GlaxoSmithKline PLC	23,648,879
134,061	Hikma Pharmaceuticals	1,597,165
1,974,493	HSBC Holdings	19,365,976
89,842	Imperial Tobacco	3,386,916
5,069,313	Lloyds Banking (1)	3,313,727
244,525	Marks & Spencer	1,551,344
537,108	National Grid	6,113,402
24,486	Next PLC	1,406,722
225,502	Premier Oil (1)	1,274,076
48,456	Rio Tinto	2,423,530
832,531	Rolls-Royce Holdings (1)	11,460,977
702,348	Royal Bank of Scotland Group (1)	3,122,990
626,865	Royal Dutch Shell-Class A	21,460,613
577,492	Tesco PLC	2,975,785
7,996,106	Vodafone Group	21,674,185
17,600	Whitbread PLC	666,330
825,962	WPP PLC	10,638,679
146,652	Xstrata PLC	2,313,259

		207,145,099

	Switzerland—12.5%
131,080	ABB Ltd (1)	2,362,030
57,116	Compagnie Financiere Richemont	3,704,689
80,611	Credit Suisse	1,868,977
27,566	Dufry Group (1)	3,499,035
377,387	Nestle SA	23,951,430
501,713	Novartis AG	30,198,683
117,974	Roche Holding	22,690,231

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	89

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Switzerland—Continued

16,487	Swatch Group	$6,823,550
119,441	Swiss Reinsurance (1)	8,253,896
27,959	Syngenta AG	10,922,986
31,515	Transocean Ltd	1,434,623
586,221	UBS AG (1)	8,788,279
43,172	Zurich Financial Services (1)	10,640,007

		135,138,416

	France—10.8%
32,063	Air Liquide	3,780,799
167,924	AXA SA	2,668,814
291,930	BNP Paribas	14,681,160
89,405	Danone SA	5,494,234
65,866	Essilor International	5,936,034
132,162	European Aeronautic Defence & Space	4,694,114
107,675	Eutelsat Communications	3,446,274
198,280	GDF Suez	4,548,967
21,876	Iliad SA	3,369,032
1,085,979	L’Occitane International	3,384,029
24,316	L’Oreal SA	3,096,357
62,870	LVMH	10,215,955
32,059	PPR	5,635,180
39,403	Safran SA	1,567,238
294,026	Sanofi	25,839,346
96,649	Schneider Electric	6,040,844
241,988	SES SA FDR	6,694,678
191,381	Societe Generale (1)	6,081,992

		117,175,047

	Japan—10.7%
157,548	Aisin Seiki	4,576,835
114,900	Bridgestone Corp	2,672,327
178,400	Daikin Industries	4,928,152
42,640	Fanuc Ltd	6,780,363
196,532	Honda Motor	5,876,535
632,000	Isuzu Motors	3,336,720
527,188	ITOCHU Corp	5,269,901
90,600	Japan Tobacco	2,500,483
96,800	KDDI Corp	7,508,570
88,630	Komatsu Ltd	1,853,989

See Notes to Financial Statements

90	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued

158,000	Mitsubishi Electric	$1,178,131
1,176,500	Mitsubishi UFJ Financial	5,313,606
211,000	Mitsui Co	2,969,786
124,400	Nikon Corp	3,159,415
469,500	Nissan Motor	3,923,758
90,800	Nitto Denko	4,112,298
87,100	Seven & I	2,682,850
32,200	SMC Corp	5,067,884
111,900	Softbank Corp	3,537,737
178,500	Sumitomo Mitsui Financial	5,457,951
122,300	Suzuki Motor	2,766,401
428,894	Toyota Motor	16,446,392
265,400	Unicharm Corp	14,344,151

		116,264,235

	Germany—8.9%
39,122	Allianz SE	4,849,416
49,676	BASF SE	4,115,185
78,013	Bayer AG	6,792,187
35,563	BMW AG	2,831,772
28,922	Brenntag AG	3,644,276
27,334	Continental AG	2,738,982
57,583	Daimler AG	2,688,043
44,512	Deutsche Bank	2,017,023
189,253	Deutsche Post	3,750,855
443,797	Deutsche Telekom	5,065,811
359,584	E.ON AG	8,168,085
207,261	Fraport AG	12,150,053
132,718	Fresenius SE	15,133,887
22,484	Linde AG	3,780,236
171,029	RWE AG	7,813,192
114,031	SAP AG	8,304,189
31,361	Siemens AG	3,151,038

		96,994,230

	Canada—3.7%
305,239	Barrick Gold	12,334,771
18,135	BCE Inc	792,170
97,197	Cenovus Energy	3,425,963
115,665	Potash Corp of Saskatchewan	4,646,273

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	91

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Canada—Continued

19,690	Rogers Communications	$863,641
486,354	Suncor Energy	16,310,742
281,881	Turquoise Hill Resources (1)	2,202,592

		40,576,152

	Netherlands—3.5%
108,377	ASML Holding	5,961,462
821,046	ING Groep Dutch Certificate (1)	7,251,620
150,098	Koninklijke Philips Electronics	3,751,847
224,439	Reed Elsevier	3,014,433
386,452	Unilever NV	14,186,659
122,870	Ziggo NV	3,978,782

		38,144,803

	China—3.1%
2,281,000	Bank of China-Class H	938,883
1,672,675	Belle International	3,107,918
4,156,000	China Construction Bank-Class H	3,137,089
409,912	China Merchants Holdings International	1,359,312
820,000	China Mobile	9,088,716
496,000	China Resources Enterprise	1,622,390
3,834,000	Dongfeng Motor Group-Class H	4,749,182
2,906,000	Industrial Commercial Bank of China-Class H	1,923,572
2,158,000	PetroChina Co-Class H	2,940,430
31,400	Tencent Holdings	1,112,566
641,128	Tingyi (Cayman Islands) Holding	1,910,963
781,250	Wumart Stores	1,389,104

		33,280,125

	Romania—2.9%
9,612,564	BRD-Groupe Societe Generale	21,463,591
82,835,030	OMV Petrom	9,668,457

		31,132,048

	Italy—2.4%
997,982	Enel SpA	3,750,237
155,719	Eni SpA	3,573,536
5,625,609	Intesa Sanpaolo	9,031,894
63,800	Saipem SpA	2,865,413
1,188,867	Telecom Italia	1,094,550

See Notes to Financial Statements

92	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Italy—Continued

1,238,463	UniCredit SpA (1)	$5,465,950

		25,781,580

	Spain—2.0%
423,393	Banco Bilbao Vizcaya Argentaria	3,531,549
735,377	Banco Santander	5,516,347
85,902	Gas Natural SDG	1,332,403
1,464,915	Iberdrola SA	7,573,965
13,847	Inditex SA	1,766,303
157,185	Telefonica SA	2,069,392

		21,789,959

	Hong Kong—1.7%
150,000	Cheung Kong Holdings	2,216,115
1,411,000	Hang Lung Properties	4,915,710
266,000	Hutchison Whampoa	2,620,512
1,101,800	Sands China	4,144,163
1,667,200	Wynn Macau	4,732,666

		18,629,166

	South Korea—1.6%
14,279	Samsung Electronics	17,151,559

	Sweden—1.3%
148,174	Atlas Copco-Class A	3,642,159
285,469	Elekta AB-Class B	4,065,591
216,056	Svenska Cellulosa-Class B	4,206,895
329,801	TeliaSonera AB	2,170,541

		14,085,186

	Taiwan—1.3%
4,463,000	Taiwan Semiconductor Manufacturing	13,551,326

	Nigeria—1.0%
17,220	Nestle Foods Nigeria	74,007
14,250,811	Nigerian Breweries	10,706,709

		10,780,716

	Russia—1.0%
3,507,310	Sberbank of Russia	10,270,316

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	93

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Denmark—0.9%
61,947	Novo Nordisk-Class B	$9,980,864

	Czech Republic—0.9%
47,095	Komercni Banka	9,601,526

	Ireland—0.7%
190,199	CRH PLC	3,536,089
431,463	Dragon Oil	3,857,853

		7,393,942

	Israel—0.4%
111,308	Teva Pharmaceutical Industries Sponsored ADR	4,499,069

	Mexico—0.4%
749,743	Grupo Financiero Banorte	4,170,076

	Australia—0.3%
40,255	CSL Ltd	1,982,765
367,880	Telstra Corp	1,579,298

		3,562,063

	Ukraine—0.2%
12,591,806	Raiffeisen Bank Aval (1)	107,978
136,800	Ukrnafta Oil (1)(4)	2,530,540

		2,638,518

	Portugal—0.2%
455,904	Energias de Portugal	1,238,234
206,500	Portugal Telecom SGPS	1,038,488

		2,276,722

	Norway—0.2%
70,968	Orkla ASA	560,599
36,986	Seadrill Ltd	1,495,156

		2,055,755

	Lebanon—0.2%
157,720	SOLIDERE Sponsored GDR 144A (9)	1,938,376

	India—0.1%
624,767	Mundra Port & Special Economic Zone	1,459,861

	TOTAL COMMON STOCKS (Cost $1,004,660,173)	997,466,735

See Notes to Financial Statements

94	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
PREFERRED STOCKS—1.4%
	Germany—1.4%
51,361	Henkel AG 1.270%	$4,100,367
54,409	Volkswagen AG 1.860%	11,252,308

		15,352,675

	United Kingdom—0.0%
63,272,356	Rolls-Royce Holdings 0.000% (1)(4)	101,935

	TOTAL PREFERRED STOCKS (Cost $12,366,562)	15,454,610

EXCHANGE-TRADED FUNDS—0.8%
	Multinational—0.8%
87,782	Market Vectors Gold Miners ETF	4,639,279
25,972	SPDR Gold Trust (1)	4,333,688

	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,136,006)	8,972,967

EQUITY LINKED NOTES—0.1%
	Ireland—0.1%
124,550	Ryanair Holdings, Issued by Barclays Bank, Expires 11/02/2012 (Cost $587,079) (1)	721,422

RIGHTS—0.0%
	Spain—0.0%
735,377	Banco Santander (1) (Cost $143,652)	144,841

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	95

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio International Equity Fund II

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—2.9%
		United States—2.9%
31,174,814	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $31,174,823 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $31,800,806. (Cost $31,174,814)	$31,174,814

		TOTAL INVESTMENTS—97.2% (Cost $1,057,068,286)	1,053,935,389
		OTHER ASSETS AND LIABILITIES—2.8%	30,476,544

		TOTAL NET ASSETS—100.0%	$1,084,411,933

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $1,059,457,020.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

96	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio International Equity Fund II

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Financials	17.9%	$194,513,292
Health Care	14.1	152,364,701
Consumer Discretionary	13.6	147,954,161
Consumer Staples	11.3	122,646,048
Industrials	8.5	92,607,777
Energy	7.2	77,577,809
Materials	7.0	75,446,285
Telecommunication Services	6.1	65,937,166
Information Technology	4.5	49,075,007
Utilities	4.1	44,638,329
Short-term Investment	2.9	31,174,814

Total Investments	97.2	1,053,935,389
Other Assets and Liabilities (Net)	2.8	30,476,544

Net Assets	100.0%	$1,084,411,933

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	97

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—35.4%†
		Federal Home Loan Mortgage Corporation
15,989,907	USD	6.500% due 05/01/2022-12/01/2038	$18,180,896
18,622,996	USD	4.500% due 03/01/2039-11/01/2041	20,023,658

			38,204,554

35,990,000	USD	Federal Home Loan Mortgage Corporation TBA 3.500% due 11/01/2042	38,267,494

		Federal National Mortgage Association Corporation
30,413,209	USD	3.500% due 10/01/2018-06/01/2027	32,302,502
27,195,348	USD	4.500% due 10/01/2019-06/01/2040	29,423,724
9,449,109	USD	5.500% due 01/01/2029-02/01/2041	10,419,278
9,536,229	USD	5.000% due 05/01/2035	10,451,966
697,061	USD	2.902% due 02/01/2036 (6)	750,759

			83,348,229

		Federal National Mortgage Association Corporation TBA
24,520,000	USD	3.000% due 11/01/2042	25,719,182
39,180,000	USD	3.500% due 11/01/2042	41,745,064
61,840,000	USD	4.000% due 11/01/2042	66,236,434

			133,700,680

		Government National Mortgage Association
6,492,120	USD	6.000% due 04/15/2037-09/15/2038	7,379,871
9,333,667	USD	5.000% due 04/15/2038-03/15/2042	10,256,733
25,590,475	USD	4.500% due 02/15/2039-04/15/2041	27,986,111

			45,622,715

27,500,000	USD	Government National Mortgage Association TBA 4.000% due 11/01/2042	30,091,014

		U.S. Treasury Bonds
6,700,000	USD	4.250% due 11/15/2040	8,668,125
28,030,000	USD	4.750% due 02/15/2041	39,141,260
17,443,000	USD	3.125% due 11/15/2041-02/15/2042	18,498,649
22,455,000	USD	3.000% due 05/15/2042	23,198,822

			89,506,856

		U.S. Treasury Inflation Indexed Note (TIPS)
22,623,418	USD	0.625% due 04/15/2013	22,722,395

See Notes to Financial Statements

98	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued
		U.S. Treasury Inflation Indexed Note (TIPS)—Continued

30,336,143	USD	0.125% due 04/15/2017-07/15/2022	$32,790,288

			55,512,683

		U.S. Treasury Notes
98,649,000	USD	0.625% due 01/31/2013-09/30/2017	98,910,373
19,880,000	USD	3.500% due 05/31/2013	20,265,175
8,850,000	USD	0.125% due 12/31/2013-07/31/2014	8,832,655
28,235,000	USD	0.250% due 02/28/2014-10/15/2015	28,166,352
16,200,000	USD	0.750% due 06/15/2014-10/31/2017	16,300,970
13,310,000	USD	0.375% due 11/15/2014-06/15/2015	13,328,298
33,060,000	USD	0.875% due 11/30/2016-02/28/2017	33,457,055
2,600,000	USD	1.000% due 06/30/2019	2,589,031
5,115,000	USD	1.625% due 08/15/2022	5,087,829

			226,937,738

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $726,229,707)	741,191,963

CORPORATE BONDS—26.8%
		United States—16.1%
6,865,000	USD	Abbott Laboratories 5.125% due 04/01/2019 (5)	8,294,986

1,710,000	USD	American Express Credit 1.750% due 06/12/2015	1,754,660

5,200,000	USD	Amgen Inc 5.150% due 11/15/2041 (5)	6,015,500

5,160,000	USD	Anheuser-Busch InBev Worldwide 2.500% due 07/15/2022 (5)	5,257,699

		Bank of America
4,870,000	USD	4.500% due 04/01/2015	5,219,247
3,370,000	USD	3.700% due 09/01/2015	3,578,401
5,100,000	USD	3.750% due 07/12/2016	5,470,041

			14,267,689

1,510,000	USD	Best Buy 3.750% due 03/15/2016 (5)	1,429,674

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	99

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

3,730,000	USD	Burlington Northern Santa Fe 4.400% due 03/15/2042 (5)	$4,058,695

2,630,000	USD	CBS Corp 3.375% due 03/01/2022 (5)	2,769,608

5,340,000	USD	Celgene Corp 3.950% due 10/15/2020 (5)	5,829,913

		Citigroup Inc
10,940,000	USD	4.450% due 01/10/2017	12,097,572
3,420,000	USD	6.125% due 11/21/2017	4,061,158

			16,158,730

9,150,000	USD	Comcast Corp 5.700% due 07/01/2019 (5)	11,281,072

1,910,000	USD	CSX Corp 4.400% due 03/01/2043 (5)	2,039,162

770,000	USD	Deere & Co 7.125% due 03/03/2031	1,124,058

2,470,000	USD	Devon Energy 1.875% due 05/15/2017 (5)	2,532,224

7,410,000	USD	DIRECTV Holdings/Financing 2.400% due 03/15/2017 (5)	7,642,852

880,000	USD	Duke Energy Indiana 4.200% due 03/15/2042 (5)	956,861

6,710,000	USD	Edison International 3.750% due 09/15/2017 (5)	7,303,238

7,970,000	USD	Freeport-McMoRan Copper & Gold 3.550% due 03/01/2022 (5)	8,130,723

		General Electric
2,320,000	USD	5.250% due 12/06/2017	2,751,975
1,920,000	USD	4.125% due 10/09/2042 (5)	2,020,677

			4,772,652

7,630,000	USD	General Electric Capital 5.625% due 05/01/2018	9,074,122

See Notes to Financial Statements

100	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

4,510,000	USD	Gilead Sciences 4.400% due 12/01/2021 (5)	$5,222,986

		Goldman Sachs Group
3,380,000	USD	3.300% due 05/03/2015	3,532,222
6,800,000	USD	3.625% due 02/07/2016	7,203,859
3,310,000	USD	5.750% due 01/24/2022	3,849,533

			14,585,614

3,860,000	USD	H.J. Heinz Finance 6.750% due 03/15/2032 (5)	4,969,013

5,580,000	USD	Harley-Davidson Financial Services 3.875% due 03/15/2016 144A (5)(9)	6,033,726

		JPMorgan Chase
9,240,000	USD	2.000% due 08/15/2017	9,349,596
5,610,000	USD	4.350% due 08/15/2021	6,281,893

			15,631,489

		Juniper Networks
1,720,000	USD	3.100% due 03/15/2016 (5)	1,793,158
5,125,000	USD	4.600% due 03/15/2021 (5)	5,526,159

			7,319,317

		Kellogg Co
6,765,000	USD	4.000% due 12/15/2020 (5)	7,626,895
1,630,000	USD	3.125% due 05/17/2022 (5)	1,708,726

			9,335,621

1,890,000	USD	Marathon Oil 2.800% due 11/01/2022 (5)	1,909,191

1,150,000	USD	Merck & Co 3.875% due 01/15/2021 (5)	1,315,847

2,970,000	USD	MetLife Inc 5.000% due 06/15/2015 (5)	3,291,262

2,989,000	USD	MetLife Institutional Funding II 1.625% due 04/02/2015 144A (9)	3,048,415

5,210,000	USD	Metropolitan Life Global Funding I 2.500% due 09/29/2015 144A (9)	5,447,300

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	101

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		Morgan Stanley
3,350,000	USD	4.750% due 03/22/2017	$3,628,954
7,860,000	USD	5.550% due 04/27/2017 (5)	8,746,168

			12,375,122

3,280,000	USD	National Australia Bank 2.750% due 03/09/2017	3,460,305

5,470,000	USD	Newmont Mining 4.875% due 03/15/2042 (5)	5,772,847

4,576,000	USD	News America 6.150% due 03/01/2037 (5)	5,765,000

		Omnicom Group
6,360,000	USD	6.250% due 07/15/2019 (5)	7,883,023
5,230,000	USD	3.625% due 05/01/2022 (5)	5,604,939

			13,487,962

9,033,000	USD	Pfizer Inc 6.200% due 03/15/2019 (5)	11,579,818

2,790,000	USD	Phillips 66 4.300% due 04/01/2022 144A (5)(9)	3,143,482

4,020,000	USD	Procter & Gamble 2.300% due 02/06/2022 (5)	4,151,993

5,060,000	USD	Republic Services 5.500% due 09/15/2019 (5)	6,007,617

3,420,000	USD	Roche Holdings 6.000% due 03/01/2019 144A (5)(9)	4,307,011

3,280,000	USD	Ryder System 2.500% due 03/01/2017 (5)	3,340,952

4,557,000	USD	Sempra Energy 9.800% due 02/15/2019 (5)	6,481,266

1,910,000	USD	South Carolina Electric & Gas 4.350% due 02/01/2042 (5)	2,073,435

8,690,000	USD	Time Warner Cable 5.000% due 02/01/2020 (5)	10,245,449

See Notes to Financial Statements

102	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

4,230,000	USD	Trustees of Dartmouth College 3.760% due 06/01/2043 (5)	$4,406,928

3,467,000	USD	Tyco Flow Control International Finance 1.875% due 09/15/2017 144A (5)(9)	3,481,534

780,000	USD	UnitedHealth Group 3.950% due 10/15/2042 (5)	793,802

1,920,000	USD	University of Notre Dame 3.720% due 03/01/2043 (5)	1,932,131

		Valero Energy
1,400,000	USD	8.750% due 06/15/2030 (5)	1,938,671
3,807,000	USD	6.625% due 06/15/2037 (5)	4,765,884

			6,704,555

6,440,000	USD	Validus Holdings 8.875% due 01/26/2040 (5)	8,627,848

4,240,000	USD	Wal-Mart Stores 4.250% due 04/15/2021	5,020,847

1,800,000	USD	Waste Management 2.900% due 09/15/2022 (5)	1,811,893

1,860,000	USD	WellPoint Inc 1.875% due 01/15/2018 (5)	1,887,165

3,285,000	USD	Williams Partners 4.125% due 11/15/2020 (5)	3,630,543

3,080,000	USD	Wyeth LLC 6.450% due 02/01/2024 (5)	4,214,259

3,000,000	USD	Zimmer Holdings 4.625% due 11/30/2019 (5)	3,439,794

			336,947,457

		Australia—1.6%
		Australia & New Zealand Banking Group
2,770,000	USD	1.000% due 10/06/2015 144A (9)	2,783,628

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	103

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Australia—Continued
		Australia & New Zealand Banking Group—Continued

5,675,000	USD	2.400% due 11/23/2016 144A (9)	$5,977,580

			8,761,208

8,840,000	USD	Commonwealth Bank of Australia 5.000% due 10/15/2019 144A (9)	10,267,395

3,910,000	USD	National Australia Bank 2.000% due 06/20/2017 144A (9)	4,046,623

2,300,000	USD	Rio Tinto Finance 3.500% due 11/02/2020 (5)	2,451,754

7,750,000	USD	Westpac Banking 1.375% due 07/17/2015 144A (9)	7,869,133

			33,396,113

		United Kingdom—1.5%
		Anglo American Capital
1,620,000	USD	9.375% due 04/08/2014 144A (5)(9)	1,798,813
5,980,000	USD	2.625% due 09/27/2017 144A (5)(9)	6,000,003

			7,798,816

5,880,000	USD	AstraZeneca PLC 5.900% due 09/15/2017 (5)	7,215,436

3,040,000	USD	BAE Systems 4.750% due 10/11/2021 144A (5)(9)	3,425,949

3,910,000	USD	Scottish Power 5.375% due 03/15/2015 (5)	4,156,330

8,034,000	USD	WPP Finance 2010 4.750% due 11/21/2021 (5)	8,832,202

			31,428,733

		Netherlands—1.1%
5,980,000	USD	Bank Nederlandse Gemeenten 1.375% due 09/27/2017 144A (9)	6,012,806

2,200,000	USD	Deutsche Telekom International Finance 4.875% due 07/08/2014 (5)	2,346,553

See Notes to Financial Statements

104	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Netherlands—Continued

1,560,000	USD	Enel Finance International 6.000% due 10/07/2039 144A (5)(9)	$1,516,085

1,210,000	USD	Heineken NV 4.000% due 10/01/2042 144A (5)(9)	1,229,301

1,780,000	USD	MDC-GMTN 3.750% due 04/20/2016 144A (9)	1,890,321

8,600,000	USD	Rabobank Nederland 3.875% due 02/08/2022	9,319,166

			22,314,232

		Norway—1.1%
13,550,000	USD	DNB Bank ASA 3.200% due 04/03/2017 144A (9)	14,303,868

1,990,000	USD	Nordea Eiendomskreditt 2.125% due 09/22/2016 144A (9)	2,076,823

5,380,000	USD	Sparebank 1 Boligkreditt 2.625% due 05/27/2016 144A (9)	5,706,071

			22,086,762

		France—0.9%
7,840,000	USD	LVMH Moet Hennessy Louis Vuitton SA 1.625% due 06/29/2017 144A (5)(9)	7,935,099

6,410,000	USD	Pernod-Ricard SA 4.250% due 07/15/2022 144A (5)(9)	7,130,208

3,530,000	USD	Sanofi Aventis 4.000% due 03/29/2021 (5)	4,070,288

			19,135,595

		Canada—0.8%
5,800,000	USD	CDP Financial 4.400% due 11/25/2019 144A (5)(9)	6,727,785

5,250,000	USD	Royal Bank of Canada 1.200% due 09/19/2017	5,281,957

5,170,000	USD	Toronto-Dominion Bank 2.375% due 10/19/2016	5,440,898

			17,450,640

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	105

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Sweden—0.6%
9,280,000	USD	Nordea Bank AB 3.125% due 03/20/2017 144A (9)	$9,785,565

2,800,000	USD	Stadshypotek AB 1.875% due 10/02/2019 144A (9)	2,806,202

			12,591,767

		Supranational—0.5%
5,390,000	AUD	International Bank for Reconstruction & Development 5.750% due 10/21/2019	6,312,417

4,650,000	AUD	International Finance 3.250% due 07/26/2017	4,801,513

			11,113,930

		Brazil—0.5%
740,000	USD	Embraer SA 5.150% due 06/15/2022 (5)	810,670

8,650,000	USD	Petrobras International Finance 5.875% due 03/01/2018 (5)	10,001,909

			10,812,579

		Ireland—0.5%
4,975,000	USD	Iberdrola Finance 5.000% due 09/11/2019 144A (5)(9)	5,188,313

5,420,000	USD	Irish Life & Permanent 3.600% due 01/14/2013 144A (9)	5,474,200

			10,662,513

		Switzerland—0.4%
2,970,000	USD	Credit Suisse Guernsey 1.625% due 03/06/2015 144A (9)	3,023,095

6,020,000	USD	Noble Holding International 3.950% due 03/15/2022 (5)	6,477,971

			9,501,066

		Hong Kong—0.4%
7,040,000	USD	Hutchison Whampoa International 11 3.500% due 01/13/2017 144A (9)	7,495,770

See Notes to Financial Statements

106	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		United Arab Emirates—0.3%
6,420,000	USD	IPIC GMTN 3.750% due 03/01/2017 144A (9)	$6,837,300

		Chile—0.3%
5,610,000	USD	Corp Nacional del Cobre de Chile 3.875% due 11/03/2021 144A (9)	6,139,792

		Germany—0.2%
3,930,000	USD	Norddeutsche Landesbank Girozentrale 0.875% due 10/16/2015 144A (9)	3,934,032

		TOTAL CORPORATE BONDS (Cost $527,787,942)	561,848,281

ASSET BACKED SECURITIES—21.9%
		United States—21.2%
		Ally Auto Receivables Trust
1,930,193	USD	Series 2010-2, Class A3 1.380% due 07/15/2014 (5)	1,935,149
6,904,051	USD	Series 2010-5, Class A3 1.110% due 01/15/2015 (5)	6,929,134
7,390,000	USD	Series 2011-4, Class A3 0.790% due 09/15/2015 (5)	7,419,205

			16,283,488

		Ally Master Owner Trust
3,830,000	USD	Series 2011-3, Class A1 0.844% due 05/15/2016 (5)(6)	3,847,972
5,720,000	USD	Series 2012-1, Class A2 1.440% due 02/15/2017 (5)	5,804,690
5,820,000	USD	Series 2012-5, Class A 1.540% due 09/15/2019 (5)	5,825,849

			15,478,511

		Banc of America Commercial Mortgage
2,572,821	USD	Series 2006-3, Class AM 6.053% due 07/10/2044 (5)(6)	2,671,383

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	107

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Banc of America Commercial Mortgage—Continued

3,995,000	USD	Series 2006-4, Class AM 5.675% due 07/10/2046 (5)	$4,514,897

			7,186,280

923,463	USD	Banc of America Mortgage Securities Series 2004-7, Class 2A3 5.750% due 08/25/2034 (5)	939,633

1,966,026	USD	Bear Stearns Adjustable Rate Mortgage Trust Series 2004-3, Class 4A 4.758% due 07/25/2034 (5)(6)	1,990,266

		Bear Stearns Commercial Mortgage Securities
5,322,000	USD	Series 2005-PW10, Class AM 5.449% due 12/11/2040 (5)(6)	5,921,811
4,610,000	USD	Series 2006-PW13, Class AM 5.582% due 09/11/2041 (5)(6)	5,195,415
3,195,000	USD	Series 2006-T24, Class A4 5.537% due 10/12/2041 (5)	3,713,448

			14,830,674

7,630,000	USD	BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619% due 09/15/2017 144A (5)(6)(9)	7,634,715

		Citicorp Mortgage Securities
947,586	USD	Series 2006-5, Class 1A2 6.000% due 10/25/2036 (5)	956,275
705,276	USD	Series 2006-6, Class A12 0.511% due 11/25/2036 (5)(6)	693,711

			1,649,986

5,590,000	USD	Citigroup Commercial Mortgage Trust Series 2007-C6, Class AM 5.889% due 12/10/2049 (5)(6)	6,203,262

2,764,354	USD	Citigroup Mortgage Loan Trust Series 2005-11, Class A3 2.570% due 11/25/2035 (5)(6)	2,654,908

See Notes to Financial Statements

108	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

6,505,000	USD	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322% due 12/11/2049 (5)	$7,511,834

		CNH Equipment Trust
3,341,276	USD	Series 2011-B, Class A2 0.710% due 12/15/2014 (5)	3,344,148
2,659,877	USD	Series 2011-C, Class A2 0.900% due 04/15/2015 (5)	2,665,899
3,120,000	USD	Series 2012-A, Class A3 0.940% due 05/15/2017 (5)	3,146,862

			9,156,909

7,240,000	USD	COMM 2007-C9 Mortgage Trust Series 2007-C9, Class A4 5.994% due 12/10/2049 (5)(6)	8,715,088

		Commercial Mortgage Pass Through Certificates
5,980,000	USD	Series 2012-9W57, Class A 2.365% due 02/10/2029 144A (9)	6,289,477
3,820,000	USD	Series 2012-LTRT, Class A2 3.400% due 10/05/2030 144A (5)(9)	4,024,049

			10,313,526

7,150,000	USD	Commercial Mortgage Pass-Through Certificates Series 2006-C4, Class A3 5.467% due 09/15/2039 (5)	8,184,416

		Countrywide Alternative Loan Trust
3,136,362	USD	Series 2004-2CB, Class 1A2 5.125% due 03/25/2034 (5)	3,184,464
4,801,241	USD	Series 2004-28CB, Class 3A1 6.000% due 01/25/2035 (5)	4,649,603
2,992,125	USD	Series 2005-10CB, Class 1A6 5.500% due 05/25/2035 (5)	3,004,937
4,052,355	USD	Series 2005-86CB, Class A8 5.500% due 02/25/2036 (5)	3,638,743

			14,477,747

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	109

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

1,677,542	USD	Countrywide Home Loans Series 2005-21, Class A2 5.500% due 10/25/2035 (5)	$1,665,313

		Credit Suisse First Boston Mortgage Securities
4,581,380	USD	Series 2004-8, Class 5A1 6.000% due 12/25/2034 (5)	4,689,212
1,549,309	USD	Series 2005-9, Class 1A3 5.250% due 10/25/2035 (5)	1,557,617

			6,246,829

9,800,000	USD	DBUBS Mortgage Trust Series 2011-LC2A, Class A4 4.537% due 07/10/2044 144A (5)(9)	11,453,539

7,400,000	USD	Discover Card Master Trust Series 2012-A6, Class A6 1.670% due 01/18/2022 (5)	7,415,229

3,966,674	USD	FDIC 2010-R1 Trust Series 2010-R1, Class A 2.184% due 05/25/2050 144A (5)(9)	3,971,746

		FDIC Structured Sale Guaranteed Notes
4,764,758	USD	Series 2010-C1, Class A 2.980% due 12/06/2020 144A (5)(9)	5,023,189
1,923,191	USD	Series 2010-S1, Class 2A 3.250% due 04/25/2038 144A (5)(9)	2,034,976
4,106,987	USD	Series 2010-S2, Class 2A 2.570% due 07/29/2047 144A (5)(9)	4,148,057

			11,206,222

3,903,129	USD	Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.820% due 01/15/2014 (5)	3,910,619

392,851	USD	Ford Credit Auto Owner Trust Series 2011-B, Class A2 0.680% due 01/15/2014 (5)	392,939

		Ford Credit Floorplan Master Owner Trust
7,070,000	USD	Series 2010-1, Class A 1.864% due 12/15/2014 144A (5)(6)(9)	7,088,135

See Notes to Financial Statements

110	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Ford Credit Floorplan Master Owner Trust—Continued

4,350,000	USD	Series 2012-2, Class A 1.920% due 01/15/2019	$4,475,611

			11,563,746

47,545	USD	GE Capital Commercial Mortgage Series 2004-C3, Class A3 4.865% due 07/10/2039 (5)(6)	47,587

2,600,000	USD	GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.764% due 01/15/2017 (5)(6)	2,614,299

2,440,000	USD	GE Equipment Small Ticket Series 2011-1A, Class A3 1.450% due 01/21/2018 144A (5)(9)	2,454,874

2,680,000	USD	GE Equipment Transportation Series 2012-2, Class A2 0.470% due 04/24/2015 (5)	2,680,599

1,730,000	USD	GE Equipment Transportation LLC Series 2012-1 Series 2012-1, Class A3 0.990% due 11/23/2015 (5)	1,742,410

2,500,000	USD	Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444% due 03/10/2039 (5)	2,895,493

		GS Mortgage Securities
3,480,000	USD	Series 2012-SHOP 2.933% due 06/05/2031 144A (9)	3,680,756
7,510,000	USD	Series 2012-A, Class A 3.551% due 04/10/2034 144A (9)	8,159,555

			11,840,311

3,690,000	USD	GS Mortgage Securities Corp II Series 2006-GG8, Class AM 5.591% due 11/10/2039 (5)	4,128,796

4,012,688	USD	GSR Mortgage Loan Trust Series 2005-6F, Class 1A6 5.250% due 07/25/2035 (5)	4,093,976

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	111

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

2,400,000	USD	Harley-Davidson Motorcycle Trust Series 2012-1, Class A2 0.500% due 08/15/2015 (5)	$2,403,474

2,354,178	USD	Homebanc Mortgage Trust Series 2006-2, Class A1 0.391% due 12/25/2036 (5)(6)	1,774,102

9,260,000	USD	Honda Auto Receivables Owner Trust Series 2012-4, Class A2 0.400% due 04/20/2015 (5)	9,261,778

8,590,000	USD	Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.464% due 11/17/2014 144A (5)(6)(9)	8,593,861

		Indymac INDA Mortgage Loan Trust
4,252,006	USD	Series 2005-AR2, Class 3A1 4.752% due 01/25/2036 (5)(6)	3,581,544
619,087	USD	Series 2006-AR1, Class A1 5.415% due 08/25/2036 (5)(6)	627,049

			4,208,593

		JP Morgan Mortgage Trust
2,765,856	USD	Series 2005-A2, Class 3A2 2.790% due 04/25/2035 (5)(6)	2,756,527
1,925,000	USD	Series 2005-A5, Class 2A2 2.984% due 08/25/2035 (5)(6)	1,912,060
3,606,727	USD	Series 2006-S1, Class 2A6 6.000% due 04/25/2036 (5)	3,735,289

			8,403,876

		JPMorgan Chase Commercial Mortgage Securities
2,900,000	USD	Series 2012-HSBC, Class A 3.093% due 07/05/2032 144A (9)	3,066,866
6,510,000	USD	Series 2006-LDP8, Class AM 5.440% due 05/15/2045 (5)	7,297,277
3,430,000	USD	Series 2006-LDP9, Class A3 5.336% due 05/15/2047 (5)	3,958,506

			14,322,649

See Notes to Financial Statements

112	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		LB-UBS Commercial Mortgage Trust
4,070,000	USD	Series 2006-C4, Class AM 6.083% due 06/15/2038 (5)(6)	$4,605,252
11,350,000	USD	Series 2006-C7, Class A3 5.347% due 11/15/2038 (5)	13,114,130

			17,719,382

1,144,624	USD	Massachusetts RRB Special Purpose Trust Series 2005-1, Class A4 4.400% due 03/15/2015 (5)	1,161,700

2,038,623	USD	MASTR Adjustable Rate Mortgages Trust Series 2006-2, Class 4A1 3.565% due 02/25/2036 (5)(6)	1,934,214

		MLCC Mortgage Investors
3,278,183	USD	Series 2006-1, Class 2A1 2.497% due 02/25/2036 (5)(6)	3,156,124
2,332,413	USD	Series 2007-2, Class 2A1 3.138% due 06/25/2037 (5)(6)	2,213,957
1,987,171	USD	Series 2007-3, Class 2A2 3.036% due 09/25/2037 (5)(6)	1,858,072

			7,228,153

		Morgan Stanley Capital I
6,681,000	USD	Series 2007-T27, Class A4 5.820% due 06/11/2042 (5)(6)	7,971,833
8,410,000	USD	Series 2007-IQ16, Class A4 5.809% due 12/12/2049 (5)	10,070,496

			18,042,329

76,124	USD	Morgan Stanley Dean Witter Capital I Series 2001-TOP3, Class A4 6.390% due 07/15/2033 (5)	76,367

6,830,000	USD	Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.361% due 10/25/2016 144A (6)(9)	6,877,127

		NCUA Guaranteed Notes
4,945,331	USD	Series 2010-R2, Class 1A 0.679% due 11/06/2017 (5)(6)	4,955,221

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	113

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		NCUA Guaranteed Notes—Continued

5,957,124	USD	Series 2010-R3, Class 1A 0.769% due 12/08/2020 (5)(6)	$5,984,586

			10,939,807

		Nissan Auto Lease Trust
1,574,718	USD	Series 2011-B, Class A2 0.394% due 02/17/2014 (5)(6)	1,580,021
7,110,000	USD	Series 2012-A, Class A3 0.980% due 05/15/2015 (5)	7,163,506

			8,743,527

5,421,387	USD	Nissan Auto Receivables Owner Trust Series 2011-B, Class A2 0.740% due 09/15/2014 (5)	5,431,715

		SLM Student Loan Trust
4,912,804	USD	Series 2011-1, Class A1 0.731% due 03/25/2026 (5)(6)	4,916,899
11,769,336	USD	Series 2011-2, Class A1 0.811% due 11/25/2027 (5)(6)	11,873,195

			16,790,094

		Small Business Administration
2,698,281	USD	Series 2005-P10B, Class 1 4.940% due 08/10/2015 (5)	2,848,813
177,781	USD	Series 2006-P10A, Class 1 5.408% due 02/10/2016 (5)	189,261
1,890,951	USD	Series 2007-P10A, Class 1 5.459% due 02/10/2017 (5)	2,089,888

			5,127,962

5,750,000	USD	Structured Asset Securities Series 2004-18H, Class A5 4.750% due 10/25/2034 (5)	5,393,882

		Thornburg Mortgage Securities Trust
405,028	USD	Series 2007-4, Class 3A1 6.113% due 09/25/2037 (5)(6)	416,364

See Notes to Financial Statements

114	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		Thornburg Mortgage Securities Trust—Continued

5,853,332	USD	Series 2007-4, Class 2A1 6.159% due 09/25/2037 (5)(6)	$5,857,927

			6,274,291

1,759,019	USD	Toyota Auto Receivables Owner Trust Series 2011-B, Class A2 0.530% due 04/15/2014 (5)	1,760,608

4,090,000	USD	UBS-BAMLL Trust Series 2012-WRM, Class A 3.663% due 06/10/2030 144A (9)	4,425,466

3,740,000	USD	Volkswagen Auto Loan Enhanced Trust Series 2012-2, Class A2 0.330% due 07/20/2015 (5)	3,740,247

		WaMu Mortgage Pass Through Certificates
6,904,521	USD	Series 2005-AR5, Class A5 2.467% due 05/25/2035 (5)(6)	6,869,387
4,680,000	USD	Series 2005-AR7, Class A3 2.483% due 08/25/2035 (5)(6)	4,126,188
802,763	USD	Series 2005-AR14, Class 1A1 2.503% due 12/25/2035 (5)(6)	801,790

			11,797,365

4,010,000	USD	Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A2 4.393% due 11/15/2043 144A (5)(9)	4,626,020

		Wells Fargo Mortgage Backed Securities Trust
4,346,477	USD	Series 2005-AR13, Class 4A1 5.330% due 05/25/2035 (5)(6)	4,184,569
7,239,902	USD	Series 2006-5, Class 1A5 5.250% due 04/25/2036 (5)	7,373,247
2,450,090	USD	Series 2006-10, Class A4 6.000% due 08/25/2036 (5)	2,551,881
2,492,843	USD	Series 2006-19, Class A4 5.250% due 12/26/2036 (5)	2,446,286
640,000	USD	Series 2007-12, Class A13 5.500% due 09/25/2037 (5)	665,954

			17,221,937

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	115

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		WF-RBS Commercial Mortgage Trust
4,500,000	USD	Series 2011-C3, Class A4 4.375% due 03/15/2044 144A (5)(9)	$5,193,972
9,207,000	USD	Series 2011-C4, Class A4 4.902% due 06/15/2044 144A (5)(6)(9)	11,014,721

			16,208,693

			444,024,989

		Canada—0.7%
9,030,000	USD	Golden Credit Card Trust Series 2012-5A, Class A 0.790% due 09/15/2017 144A (5)(9)	9,030,000

5,690,000	USD	Master Credit Card Trust Series 2012-2A, Class A 0.780% due 04/21/2017 144A (5)(9)	5,688,878

			14,718,878

		Russia—0.0%
99,891	USD	CityMortgage MBS Finance Series 2006-1A, Class AFL 1.819% due 09/10/2033 144A (5)(6)(9)	96,894

		TOTAL ASSET BACKED SECURITIES (Cost $438,300,520)	458,840,761

FOREIGN GOVERNMENT AND AGENCY BONDS—15.1%
		Canada—4.4%
		Canada Housing Trust
16,330,000	CAD	2.050% due 06/15/2017 144A (9)	16,666,983
39,790,000	CAD	1.700% due 12/15/2017 144A (9)	39,868,883

			56,535,866

		Canadian Government Bond
4,300,000	CAD	1.500% due 03/01/2017	4,339,480
18,670,000	CAD	4.000% due 06/01/2017	20,909,278

See Notes to Financial Statements

116	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT AND AGENCY BONDS—Continued
		Canada—Continued
		Canadian Government Bond—Continued

6,930,000	CAD	1.500% due 09/01/2017	$6,992,656

			32,241,414

2,780,000	USD	Province of British Columbia 2.850% due 06/15/2015	2,952,560

			91,729,840

		Australia—3.5%
		Australia Government Bond
23,450,000	AUD	6.000% due 02/15/2017	27,699,673
22,130,000	AUD	4.250% due 07/21/2017	24,590,145

			52,289,818

9,400,000	AUD	New South Wales Treasury 6.000% due 04/01/2019	11,220,673

9,400,000	AUD	Queensland Treasury 6.000% due 02/21/2018	10,869,612

			74,380,103

		Mexico—3.5%
684,308,400	MXN	Mexican Bonos 10.000% due 12/05/2024	72,322,419

		Brazil—3.2%
		Brazil Notas do Tesouro Nacional, Series F
50,106,000	BRL	10.000% due 01/01/2014	25,359,871
82,152,000	BRL	10.000% due 01/01/2017	42,588,879

			67,948,750

		Qatar—0.5%
9,310,000	USD	State of Qatar 4.000% due 01/20/2015 144A (5)(9)	9,901,185

		TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS (Cost $312,859,744)	316,282,297

MUNICIPAL OBLIGATIONS—2.1%
		United States—2.1%
		Commonwealth of Massachusetts, General Obligation
4,975,000	USD	4.200% due 12/01/2021	5,698,862

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	117

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
MUNICIPAL OBLIGATIONS—Continued
		United States—Continued
		Commonwealth of Massachusetts, General Obligation—Continued

2,760,000	USD	5.456% due 12/01/2039	$3,484,721

			9,183,583

5,870,000	USD	New York City Municipal Water Finance Authority, Revenue Bonds 5.440% due 06/15/2043	7,477,030

6,090,000	USD	San Francisco City & County Public Utilities Commission Water, Revenue Bonds 6.000% due 11/01/2040	7,608,176

5,290,000	USD	State of Connecticut, General Obligation Unlimited 5.850% due 03/15/2032	6,631,544

		State of Texas, General Obligation Unlimited
3,830,000	USD	5.517% due 04/01/2039	4,962,684
1,900,000	USD	4.681% due 04/01/2040	2,232,690

			7,195,374

		State of Washington, General Obligation Unlimited
4,540,000	USD	5.090% due 08/01/2033	5,383,078
1,160,000	USD	5.480% due 08/01/2039	1,461,577

			6,844,655

		TOTAL MUNICIPAL OBLIGATIONS (Cost $42,173,391)	44,940,362

See Notes to Financial Statements

118	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—7.5%
		United States—7.5%
158,346,502	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $158,346,546 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $161,514,481. (Cost $158,346,502)	$158,346,502

		TOTAL INVESTMENTS—108.8% (Cost $2,205,697,806)	2,281,450,166
		OTHER ASSETS AND LIABILITIES—(8.8)%	(185,095,687)

		TOTAL NET ASSETS—100.0%	$2,096,354,479

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $2,207,564,930.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	119

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2012

Artio Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/27/12	Deutsche Bank AG London	AUD	19,386,020	20,034,068	19,891,510	$142,558
12/27/12	Westpac Banking	AUD	17,257,291	17,834,179	17,474,293	359,886
11/05/12	Credit Suisse	BRL	26,174,601	12,887,227	12,812,787	74,440
11/05/12	JPMorgan Chase Bank N.A.	BRL	26,174,601	12,887,227	12,885,641	1,586
12/04/12	JPMorgan Chase Bank N.A.	BRL	26,174,601	12,835,605	12,837,609	(2,004)
12/14/12	Deutsche Bank AG London	CAD	68,257,092	68,281,968	69,119,664	(837,696)
12/14/12	JPMorgan Chase Bank N.A.	CAD	3,385,289	3,386,523	3,446,183	(59,660)
12/14/12	Royal Bank of Canada	CAD	4,423,526	4,425,139	4,461,044	(35,905)
11/19/12	JPMorgan Chase Bank N.A.	RUB	935,210,000	29,730,750	30,006,133	(275,383)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(632,178)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/27/12	Deutsche Bank AG London	AUD	20,013,850	20,682,887	20,634,380	$(48,507)
12/27/12	Westpac Banking	AUD	69,034,364	71,342,091	71,161,587	(180,504)
11/05/12	Credit Suisse	BRL	26,174,601	12,887,227	12,885,641	(1,586)
11/05/12	JPMorgan Chase Bank N.A.	BRL	26,174,601	12,887,227	12,890,718	3,491
12/14/12	Deutsche Bank AG London	CAD	29,948,633	29,959,548	30,689,792	730,244
12/14/12	Royal Bank of Canada	CAD	44,486,789	44,503,003	45,535,641	1,032,638

Net unrealized appreciation on forward foreign exchange contracts to sell						$1,535,776

See Notes to Financial Statements

120	Artio Global Funds ï 2012 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2012

Artio Total Return Bond Fund

Glossary of Currencies

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
MXN	— Mexican Peso
RUB	— Russian Ruble
USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	121

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio Total Return Bond Fund

At October 31, 2012, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
U.S. Government and Agency Obligations	35.4%	$741,191,963
Corporate Bonds	26.8	561,848,281
Asset Backed Securities	21.9	458,840,761
Foreign Government and Agency Bonds	15.1	316,282,297
Municipal Obligations	2.1	44,940,362
Short-term Investment	7.5	158,346,502

Total Investments	108.8	2,281,450,166
Other Assets and Liabilities (Net)	(8.8)	(185,095,687)

Net Assets	100.0%	$2,096,354,479

See Notes to Financial Statements

122	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—78.3%†
		United States—51.6%
11,830,000	USD	ADS Waste Holdings 8.250% due 10/01/2020 144A (5)(9)	$12,273,626

20,670,000	USD	AES Corp 8.000% due 06/01/2020 (5)	23,977,200

14,440,000	USD	Ally Financial 8.000% due 03/15/2020	17,293,344

12,510,000	USD	American Achievement 10.875% due 04/15/2016 144A (5)(9)	10,821,150

		Arch Coal
4,055,000	USD	7.000% due 06/15/2019 (5)	3,619,088
17,190,000	USD	7.250% due 06/15/2021 (5)	15,256,125

			18,875,213

9,355,000	USD	Blue Danube 11.047% due 04/10/2015 144A (6)(9)	10,222,209

5,091,000	USD	Capital One Capital III 7.686% due 08/01/2066 (5)	5,183,402

		CityCenter Holdings/Finance
12,200,000	USD	7.625% due 01/15/2016 (5)	13,084,500
2,740,000	USD	7.625% due 01/15/2016 144A (5)(9)	2,931,800

			16,016,300

40,810,000	USD	Clayton Williams Energy 7.750% due 04/01/2019 (5)	41,116,075

11,525,000	USD	Clear Channel Worldwide 7.625% due 03/15/2020 (5)	10,967,838

		Clearwire Communications/Finance
23,040,000	USD	12.000% due 12/01/2015 144A (5)(9)	24,652,800
710,000	USD	14.750% due 12/01/2016 144A (5)(9)	891,050

			25,543,850

7,245,000	USD	Compass Re 11.250% due 01/08/2015 144A (6)(9)	7,502,922

11,645,000	USD	DineEquity Inc 9.500% due 10/30/2018 (5)	13,173,406

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	123

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

1,500,000	USD	DPH Holdings 6.550% due 06/15/2006 (1)(4)(5)(7)	$9,375

7,355,000	USD	Dresdner Funding Trust I 8.151% due 06/30/2031 144A (5)(9)	6,876,925

		El Paso
4,000,000	USD	8.050% due 10/15/2030	4,822,100
25,249,000	USD	7.800% due 08/01/2031 (5)	30,176,620

			34,998,720

		Energy Future Holdings
2,800,000	USD	6.875% due 08/15/2017 144A (5)(9)	2,849,000
14,355,000	USD	10.000% due 01/15/2020 (5)	15,323,962

			18,172,962

12,095,000	USD	Entravision Communications 8.750% due 08/01/2017 (5)	13,138,194

8,630,000	USD	Epicor Software 8.625% due 05/01/2019 (5)	9,104,650

29,225,000	USD	Evertec Inc 11.000% due 10/01/2018 (5)	32,074,437

		First Data
1,455,000	USD	7.375% due 06/15/2019 144A (5)(9)	1,513,200
2,150,000	USD	8.875% due 08/15/2020 144A (5)(9)	2,354,250
7,885,000	USD	6.750% due 11/01/2020 144A (5)(9)	7,924,425
20,505,000	USD	8.250% due 01/15/2021 144A (5)(9)	20,607,525
14,295,000	USD	8.750% due 01/15/2022 144A (5)(9)	14,509,425

			46,908,825

5,125,000	USD	Florida East Coast Holdings 10.500% due 08/01/2017 (5)	4,945,625

		Frontier Communications
16,388,000	USD	8.750% due 04/15/2022 (5)	18,969,110
20,275,000	USD	9.000% due 08/15/2031 (5)	21,744,937

			40,714,047

23,975,000	USD	Global Brass & Copper 9.500% due 06/01/2019 144A (5)(9)	26,132,750

See Notes to Financial Statements

124	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

4,935,000	USD	Halcon Resources 8.875% due 05/15/2021 144A (5)(9)	$5,015,194

14,430,000	USD	HCA Holdings 7.750% due 05/15/2021 (5)	15,620,475

		HCA Inc
2,864,000	USD	7.190% due 11/15/2015 (5)	3,164,720
11,405,000	USD	7.500% due 02/15/2022 (5)	12,802,113
10,835,000	USD	5.875% due 03/15/2022 (5)	11,674,713

			27,641,546

710,000	USD	HD Supply 8.125% due 04/15/2019 144A (5)(9)	782,775

		Hercules Offshore
7,405,000	USD	7.125% due 04/01/2017 144A (5)(9)	7,664,175
9,210,000	USD	10.500% due 10/15/2017 144A (5)(9)	9,762,600
18,325,000	USD	10.250% due 04/01/2019 144A (5)(9)	19,287,062

			36,713,837

9,385,000	USD	Immucor Inc 11.125% due 08/15/2019 (5)	10,464,275

		IMS Health
23,890,000	USD	12.500% due 03/01/2018 144A (5)(9)	28,548,550
4,240,000	USD	6.000% due 11/01/2020 144A (5)(9)	4,324,800

			32,873,350

11,110,000	USD	INC Research 11.500% due 07/15/2019 144A (5)(9)	11,221,100

		Infor US
6,780,000	USD	9.375% due 04/01/2019 (5)	7,525,800
18,785,000	EUR	10.000% due 04/01/2019 (5)	26,600,372

			34,126,172

14,230,000	USD	Interactive Data 10.250% due 08/01/2018 (5)	16,008,750

		Kinetics Concepts/KCI USA
21,640,000	USD	10.500% due 11/01/2018 144A (5)(9)	23,154,800
3,740,000	USD	12.500% due 11/01/2019 144A (5)(9)	3,609,100

			26,763,900

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	125

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

15,180,000	USD	Landry’s Inc 9.375% due 05/01/2020 144A (5)(9)	$16,071,825

29,485,000	USD	Laureate Education 9.250% due 09/01/2019 144A (5)(9)	29,190,150

		Level 3 Financing
11,511,000	USD	10.000% due 02/01/2018 (5)	12,892,320
19,240,000	USD	7.000% due 06/01/2020 144A (5)(9)	19,648,850

			32,541,170

39,335,000	USD	MacDermid Inc 9.500% due 04/15/2017 144A (5)(9)	41,301,750

32,675,000	USD	Marquette Transportation 10.875% due 01/15/2017 (5)	34,308,750

3,230,000	USD	McClatchy Co 11.500% due 02/15/2017 (5)	3,488,400

		Mirant Americas Generation
295,000	USD	8.500% due 10/01/2021 (5)	323,025
32,197,650	USD	9.125% due 05/01/2031 (5)	33,968,521

			34,291,546

		Momentive Performance
8,715,000	USD	9.000% due 01/15/2021 (5)	6,056,925
15,585,000	EUR	9.500% due 01/15/2021 (5)	14,948,361

			21,005,286

23,066,000	USD	Monitronics International 9.125% due 04/01/2020 (5)	24,226,220

3,025,000	USD	Montana Re 10.160% due 12/07/2012 144A (6)(9)	3,025,000

3,895,000	USD	MPM Escrow/MPM Finance Escrow 8.875% due 10/15/2020 144A (5)(9)	3,831,706

5,875,000	USD	Mythen Re Series 2012-2 Class A 8.500% due 01/05/2017 144A (6)(9)	5,875,000

22,105,000	USD	Needle Merger 8.125% due 03/15/2019 144A (5)(9)	22,353,681

		New Albertsons
9,462,000	USD	7.750% due 06/15/2026	5,807,303

See Notes to Financial Statements

126	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		New Albertsons—Continued

4,420,000	USD	6.625% due 06/01/2028	$2,381,275
19,080,000	USD	7.450% due 08/01/2029 (5)	11,519,550
13,285,000	USD	8.700% due 05/01/2030 (5)	8,103,850

			27,811,978

27,140,000	USD	Newport TV/NTV Finance 13.000% due 03/15/2017 144A (5)(9)	29,243,350

		Nortek Inc
8,965,000	USD	8.500% due 04/15/2021 144A (5)(9)	9,637,375
20,125,000	USD	8.500% due 04/15/2021 (5)	21,735,000

			31,372,375

6,985,000	USD	Nuveen Investments 9.125% due 10/15/2017 144A (5)(9)	7,011,194

38,430,000	USD	Palace Entertainment Holdings 8.875% due 04/15/2017 144A (5)(9)	40,735,800

18,030,000	USD	PNC Preferred Funding Trust I 2.039% due 03/29/2049 144A (5)(6)(9)	15,505,800

		Realogy Corp
6,325,000	USD	7.875% due 02/15/2019 144A (5)(9)	6,831,000
9,075,000	USD	9.000% due 01/15/2020 144A (5)(9)	10,254,750

			17,085,750

		Residential Re 2011
10,790,000	USD	8.900% due 12/06/2015 144A (6)(9)	11,062,987
12,370,000	USD	8.750% due 12/06/2016 144A (6)(9)	12,214,138

			23,277,125

30,755,000	USD	Reynolds Group Issuer 9.000% due 04/15/2019 (5)	31,293,212

30,511,000	USD	Rite Aid 9.250% due 03/15/2020 (5)	31,350,052

12,545,000	USD	Samson Investment 9.750% due 02/15/2020 144A (5)(9)	13,297,700

		SandRidge Energy
16,217,000	USD	8.750% due 01/15/2020 (5)	17,595,445
250	USD	7.500% due 03/15/2021 144A (5)(9)	261

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	127

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		SandRidge Energy—Continued

13,296,000	USD	7.500% due 03/15/2021 (5)	$13,894,320
820,000	USD	8.125% due 10/15/2022 144A (5)(9)	885,600

			32,375,626

16,515,000	USD	Serta Simmons Holdings 8.125% due 10/01/2020 144A (5)(9)	16,742,081

6,595,000	USD	Spanish Broadcasting System 12.500% due 04/15/2017 144A (5)(9)	7,155,575

14,045,000	USD	SPL Logistics Escrow/SPL Logistics Finance 8.875% due 08/01/2020 144A (5)(9)	14,993,038

18,035,000	USD	Standard Pacific 8.375% due 01/15/2021 (5)	21,010,775

		Successor X
14,115,000	USD	9.664% due 02/25/2014 144A (6)(9)	14,371,893
6,845,000	USD	11.250% due 11/10/2015 144A (6)(9)	6,759,438

			21,131,331

14,860,000	USD	Taylor Morrison Communities/Monarch 7.750% due 04/15/2020 144A (5)(9)	15,900,200

14,155,000	USD	Townsquare Radio 9.000% due 04/01/2019 144A (5)(9)	15,358,175

23,990,000	USD	Toys R Us Property 10.750% due 07/15/2017 (5)	26,059,137

		TransUnion Holding
3,830,000	USD	8.125% due 06/15/2018 144A (5)(9)	3,868,300
25,645,000	USD	9.625% due 06/15/2018 (5)	27,247,812

			31,116,112

		Universal Hospital Services
19,568,000	USD	4.111% due 06/01/2015 (5)(6)	19,396,780
7,685,000	USD	7.625% due 08/15/2020 144A (5)(9)	7,992,400

			27,389,180

		Vanguard Health
28,430,000	USD	8.000% due 02/01/2018 (5)	29,709,350

See Notes to Financial Statements

128	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		Vanguard Health—Continued

4,265,000	USD	7.750% due 02/01/2019 144A (5)(9)	$4,446,263

			34,155,613

17,210,000	USD	Venoco Inc 8.875% due 02/15/2019 (5)	15,230,850

16,115,000	USD	Verso Paper Holdings 11.750% due 01/15/2019 144A (5)(9)	17,001,325

24,080,000	USD	Visteon Corp 6.750% due 04/15/2019 (5)	24,892,700

34,832,000	USD	WPX Energy 6.000% due 01/15/2022 (5)	37,444,400

29,450,000	USD	Wyle Services 10.500% due 04/01/2018 144A (5)(9)	31,953,250

34,110,000	USD	YCC Holdings/Yankee Finance 10.250% due 02/15/2016 (5)	35,431,762

		Zayo Group/Capital
7,170,000	USD	8.125% due 01/01/2020 (5)	7,887,000
13,300,000	USD	10.125% due 07/01/2020 (5)	14,929,250

			22,816,250

			1,650,926,619

		Canada—7.9%
		Air Canada
14,090,088	USD	9.250% due 08/01/2015 144A (5)(9)	14,724,142
18,673,642	USD	12.000% due 02/01/2016 144A (5)(9)	18,767,010

			33,491,152

		Bombardier Inc
5,100,000	USD	7.500% due 03/15/2018 144A (5)(9)	5,858,625
6,020,000	EUR	6.125% due 05/15/2021 (5)	8,290,496
4,170,000	USD	7.450% due 05/01/2034 144A (5)(9)	4,321,162

			18,470,283

10,435,000	USD	First Quantum Minerals 7.250% due 10/15/2019 144A (5)(9)	10,695,875

		Garda World Security
1,175,000	CAD	9.750% due 03/15/2017 (5)	1,229,412

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	129

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Canada—Continued
		Garda World Security—Continued

29,435,000	USD	9.750% due 03/15/2017 144A (5)(9)	$31,385,069

			32,614,481

		Nortel Networks
10,970,000	USD	Zero Coupon due 07/15/2011 (7)	11,573,350
5,730,000	USD	10.750% due 07/15/2016 (5)(7)	6,431,925

			18,005,275

4,298,000	USD	Patheon Inc 8.625% due 04/15/2017 144A (5)(9)	4,437,685

34,215,000	USD	PetroBakken Energy 8.625% due 02/01/2020 144A (5)(9)	35,070,375

		Postmedia Network
38,030,000	CAD	8.250% due 08/16/2017 144A (5)(9)	38,648,761
10,325,000	USD	12.500% due 07/15/2018 (5)	11,228,437

			49,877,198

16,410,000	USD	Reliance Intermediate 9.500% due 12/15/2019 144A (5)(9)	18,830,475

30,200,000	USD	Trinidad Drilling 7.875% due 01/15/2019 144A (5)(9)	32,540,500

			254,033,299

		United Kingdom—5.9%
5,585,000	USD	Barclays Bank, Series 1 6.278% due 12/31/2049 (5)(6)	5,263,863

23,788,720	GBP	Countrywide Holdings 10.000% due 05/08/2018 (5)	39,348,752

11,960,000	USD	HBOS Capital Funding 6.071% due 06/29/2049 144A (5)(6)(9)	9,896,900

		Ineos Group Holdings
7,075,000	EUR	7.875% due 02/15/2016 (5)	8,791,984
6,180,000	USD	8.500% due 02/15/2016 144A (5)(9)	5,994,600

			14,786,584

42,710,000	USD	Intelsat Jackson Holdings 7.250% due 04/01/2019 (5)	46,020,025

See Notes to Financial Statements

130	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United Kingdom—Continued

8,685,000	GBP	Lloyds TSB Bank 13.000% due 01/29/2049 (5)(6)	$18,342,389

		Punch Taverns Finance
8,285,000	GBP	5.943% due 12/30/2024	11,364,425
5,730,794	GBP	4.767% due 06/30/2033 (5)	7,837,734

			19,202,159

		Royal Bank of Scotland
12,075,000	CHF	2.375% due 11/02/2015	12,412,693
4,420,000	USD	9.500% due 03/16/2022 (5)(6)	5,078,279

			17,490,972

		Unique Pub Finance
3,900,000	GBP	6.542% due 03/30/2021 (5)	5,821,600
8,260,000	GBP	5.659% due 06/30/2027 (5)	11,663,372

			17,484,972

			187,836,616

		Germany—1.6%
2,085,000	EUR	Grohe Holding Gmbh 8.750% due 12/15/2017 144A (5)(6)(9)	2,776,790

8,125,000	EUR	KP Germany Erste GmbH 11.625% due 07/15/2017 144A (5)(9)	11,321,055

3,137,993	EUR	OXEA Finance 9.625% due 07/15/2017 144A (5)(9)	4,519,795

1,540,000	EUR	Unitymedia Hessen/NRW GmbH 8.125% due 12/01/2017 144A (5)(9)	2,158,251

22,140,000	EUR	UPC Germany GmbH 8.125% due 12/01/2017 144A (5)(9)	31,028,358

			51,804,249

		Netherlands—1.5%
		DTEK Finance
6,255,000	USD	9.500% due 04/28/2015	6,352,578

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	131

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Netherlands—Continued
		DTEK Finance—Continued

10,985,000	USD	9.500% due 04/28/2015 144A (9)	$11,156,366

			17,508,944

17,040,000	USD	Metinvest BV 8.750% due 02/14/2018 144A (9)	16,439,340

12,405,000	USD	OSX 3 Leasing BV 9.250% due 03/20/2015 (5)(9)	12,963,225

			46,911,509

		Czech Republic—1.4%
		CET 21 SPOL
22,875,000	EUR	9.000% due 11/01/2017 144A (5)(9)	32,243,742
9,615,000	EUR	9.000% due 11/01/2017 (5)	13,552,943

			45,796,685

		Sweden—1.0%
		Verisure Holding AB
4,330,000	EUR	8.750% due 09/01/2018 (5)	5,991,159
17,260,000	EUR	8.750% due 09/01/2018 144A (5)(9)	23,881,618
2,070,000	EUR	8.750% due 12/01/2018 144A (5)(9)	2,602,538

			32,475,315

		Mexico—1.0%
11,590,000	USD	Satmex Escrow SA de CV 9.500% due 05/15/2017 (5)	12,401,300

		Urbi Desarrollos Urbanos SAB de CV
3,710,000	USD	9.500% due 01/21/2020 (5)	3,450,300
15,790,000	USD	9.750% due 02/03/2022 144A (5)(9)	14,724,175

			18,174,475

			30,575,775

		Australia—0.8%
		FMG Resources
8,735,000	USD	7.000% due 11/01/2015 144A (5)(9)	8,866,025
17,795,000	USD	8.250% due 11/01/2019 144A (5)(9)	17,883,975

			26,750,000

See Notes to Financial Statements

132	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Norway—0.6%
22,000,000	USD	Eksportfinans ASA 2.375% due 05/25/2016	$20,752,402

		France—0.6%
		Labco SAS
5,474,000	EUR	8.500% due 01/15/2018 (5)	7,095,122
10,525,000	EUR	8.500% due 01/15/2018 144A (5)(9)	13,641,972

			20,737,094

		Indonesia—0.6%
18,645,000	USD	GT 2005 Bonds, Multi-Coupon 8.000% due 07/21/2014 (5)(6)(8)	18,691,612

		Cyprus—0.6%
17,935,000	USD	Mriya Agro Holding 10.950% due 03/30/2016 144A (5)(9)	17,719,780

		Italy—0.6%
		Wind Acquisition Holdings Finance
3,736,889	EUR	12.250% due 07/15/2017 144A (5)(9)	3,970,595
6,854,000	USD	12.250% due 07/15/2017 144A (5)(9)	5,860,170
7,378,918	EUR	12.250% due 07/15/2017 (5)	7,840,400

			17,671,165

		Russia—0.5%
14,745,000	USD	Evraz Group 9.500% due 04/24/2018 (5)	16,707,412

		China—0.5%
		MIE Holdings
1,335,000	USD	9.750% due 05/12/2016 (5)	1,428,450
13,955,000	USD	9.750% due 05/12/2016 144A (5)(9)	14,931,850

			16,360,300

		Brazil—0.5%
17,990,000	USD	OGX Austria GmbH 8.375% due 04/01/2022 144A (5)(9)	15,156,575

		Malaysia—0.3%
9,875,000	USD	MMI International 8.000% due 03/01/2017 144A (5)(9)	10,368,750

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	133

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Peru—0.3%
		Corp Lindley SA
4,470,000	USD	6.750% due 11/23/2021 (5)	$5,178,495
3,850,000	USD	6.750% due 11/23/2021 144A (5)(9)	4,460,225

			9,638,720

		Switzerland—0.3%
7,630,000	USD	Credit Suisse Group Guernsey I 7.875% due 02/24/2041 (5)(6)	7,973,350

		Ireland—0.1%
3,203,000	GBP	Argon Capital for Royal Bank of Scotland 2.894% due 10/29/2049 (5)(6)	3,049,615

		Hong Kong—0.1%
		Texhong Textile Group
1,200,000	USD	7.625% due 01/19/2016 144A (9)	1,206,000
400,000	USD	7.625% due 01/19/2016	402,000

			1,608,000

		TOTAL CORPORATE BONDS (Cost $2,415,783,369)	2,503,544,842

BANK LOANS—11.6%
		United States—9.7%
16,340,764	USD	Asurion LLC 9.000% due 05/24/2019 (6)	16,929,718

		ATP Oil & Gas
144,826	USD	10.000% due 02/23/2014 (6)(7)(13)	131,188
773,710	USD	10.000% due 03/03/2014 (6)(7)	700,852

			832,040

7,992,575	USD	Blue Coat Systems 5.750% due 02/15/2018 (6)	8,034,200

26,658,210	USD	Cengage Learning 5.720% due 07/31/2017 (6)	24,388,556

15,829,443	USD	Cenveo Corp 6.625% due 12/14/2016 (6)	15,908,590

5,061,744	USD	Chesapeake Energy 8.500% due 12/01/2017 (6)	5,080,021

See Notes to Financial Statements

134	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued
		United States—Continued

		Coinmach Corp
4,836,684	USD	3.210% due 11/14/2014 (6)	$4,752,042
38,189,702	USD	3.210% due 11/20/2014 (6)	37,521,383

			42,273,425

3,303,558	USD	Delphi Corp 3.500% due 03/31/2017 (6)	3,320,489

17,870,000	USD	Hawaiian Telcom 7.000% due 02/25/2017 (6)	18,168,769

5,389,997	USD	High Plains Broadcasting 9.000% due 09/14/2016 (6)	5,437,160

16,570,000	USD	Lonestar Intermediate 11.000% due 08/16/2019 (6)	17,688,475

6,880,000	USD	Navistar International 7.000% due 09/05/2017 (6)	6,935,900

19,498,449	USD	Newport Television 9.000% due 09/14/2016 (6)	19,669,060

35,095,429	USD	ROC Finance Zero Coupon due 08/18/2017	36,060,554

1,590,000	USD	Samson Investment 6.000% due 09/13/2019 (6)	1,606,646

12,689,468	EUR	Terex Corp 5.000% due 04/28/2017 (6)	16,550,242

44,901,952	USD	Texas Competitive Electric 3.749% due 10/10/2014 (6)	30,336,881

4,400,000	USD	Tribune Co Zero Coupon due 06/04/2014 (7)	3,380,498

15,010,000	USD	Van Wagner 8.250% due 08/10/2019 (6)	15,347,725

		YRC Worldwide
16,841,813	USD	11.250% due 09/30/2014 (6)	16,926,022
6,067,536	USD	10.000% due 03/31/2015 (6)	3,994,459

			20,920,481

			308,869,430

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	135

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued

		Canada—0.9%
9,100,247	CAD	Gateway Casinos & Entertainment 6.000% due 11/09/2018 (6)	$9,083,163

18,685,368	USD	Husky Injection Molding 5.750% due 06/29/2018 (6)	18,962,733

			28,045,896

		Ireland—0.5%
17,921,749	EUR	Eircom Finco S.a.r.l 4.265% due 09/30/2017 (6)	16,597,309

		New Zealand—0.4%
12,303,169	USD	Autoparts Holdings 6.500% due 07/28/2017 (6)	12,257,032

		Norway—0.1%
		Trico Shipping
1,002,062	USD	2.800% due 05/12/2014 (4)(6)(13)	1,002,062
2,846,206	USD	10.000% due 05/12/2014 (4)(6)	2,842,648

			3,844,710

		TOTAL BANK LOANS (Cost $378,313,075)	369,614,377

FOREIGN GOVERNMENT BONDS—3.5%
		Brazil—1.4%
		Brazil Notas do Tesouro Nacional, Series F
46,435,000	BRL	10.000% due 01/01/2013	23,200,156
42,765,000	BRL	10.000% due 01/01/2014	21,644,411

			44,844,567

		Mexico—1.2%
		Mexican Bonos
141,000,000	MXN	8.000% due 12/17/2015	11,674,852
309,810,000	MXN	6.500% due 06/10/2021	25,347,067

			37,021,919

		Venezuela—0.5%
		Venezuela Government International Bond
10,405,000	USD	7.750% due 10/13/2019	9,104,375
9,005,000	USD	9.250% due 09/15/2027	8,172,037

			17,276,412

See Notes to Financial Statements

136	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued

		Ghana—0.2%
		Ghana Government Bond
6,500,000	GHS	15.000% due 12/10/2012 (4)	$3,421,902
4,570,000	GHS	14.250% due 07/29/2013 (4)	2,341,724

			5,763,626

		Indonesia—0.2%
41,600,000,000	IDR	Indonesia Treasury Bond 9.000% due 09/15/2018	5,098,614

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $114,272,542)	110,005,138

Share
Amount
PREFERRED STOCKS—1.3%
		United States—1.3%
22,432	USD	Ally Financial 7.000% 144A (5)(9)	21,617,438

326,000	USD	General Motors 4.750%	13,242,120

255,875	USD	GMAC Capital Trust I 8.125% (5)(6)	6,688,573

1,600	USD	Merrill Lynch Capital Trust II 6.450% (5)(6)	39,952

		TOTAL PREFERRED STOCKS (Cost $42,699,352)	41,588,083

COMMON STOCKS—1.1%
	Norway—0.8%
1,427,968	Deep Ocean (4)(10)(12)		25,191,626

	United States—0.2%
236,410	General Motors (1)		6,028,455
59,350	Motors Liquidation Company GUC Trust (1)		1,184,033
20,879	YRC Worldwide (1)		161,603

			7,374,091

	Greece—0.1%
285,441	Largo Ltd-Class A (4)		244,183

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	137

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Share			Fair
Amount	Currency	Description	Value (Note 2)
COMMON STOCKS—Continued
	Greece—Continued

2,568,988	Largo Ltd-Class B (4)		$2,197,663

			2,441,846

		TOTAL COMMON STOCKS (Cost $42,569,038)	35,007,563

EQUITY LINKED NOTES—0.2%
	United States—0.2%
214,921	General Motors, Issued by General Motors, Expires 07/10/2016 (1)		3,535,450
214,921	General Motors, Issued by General Motors, Expires 07/10/2019 (1)		2,207,239

		TOTAL EQUITY LINKED NOTES (Cost $5,593,351)	5,742,689

Face
Value
CONVERTIBLE BONDS—0.1%
		United States—0.1%
1,370,000	USD	Chesapeake Energy 2.500% due 05/15/2037 (5)	1,274,100

		YRC Worldwide
3,193,545	USD	10.000% due 03/31/2015 (4)(5)	1,013,951
3,301,861	USD	10.000% due 03/31/2015 (4)	1,898,570

			2,912,521

		TOTAL CONVERTIBLE BONDS (Cost $7,359,765)	4,186,621

See Notes to Financial Statements

138	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—3.7%
		United States—3.7%
119,452,997	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $119,453,031 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $121,847,244. (Cost $119,452,997)	$119,452,997

TIME DEPOSIT—0.0%
		United States—0.0%
290,000	USD	State Street Euro Dollar Time Deposit 0.010% due 11/01/2012 (Cost $290,000) (11)	290,000

		TOTAL INVESTMENTS—99.8% (Cost $3,126,333,489)	3,189,432,310
		OTHER ASSETS AND LIABILITIES—0.2%	7,619,861

		TOTAL NET ASSETS—100.0%	$3,197,052,171

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $3,127,998,884.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	139

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2012

Artio Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
01/22/13	JPMorgan Chase Bank N.A	BRL	27,586,500	13,439,502	13,415,601	$(23,901)
11/20/12	Brown Brothers Harriman & Co.	EUR	100,723,500	130,573,171	130,539,670	(33,501)
12/10/12	JPMorgan Chase Bank N.A	EUR	88,427,000	114,655,454	115,432,606	777,152
01/24/13	JPMorgan Chase Bank N.A	EUR	31,568,500	40,951,901	41,276,035	324,134
01/22/13	Westpac Banking Corp.	GBP	65,236,500	105,248,262	105,215,710	(32,552)
11/09/12	JPMorgan Chase Bank N.A	NOK	148,851,000	26,101,712	25,066,265	(1,035,447)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(24,115)

Glossary of Currencies

BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound Sterling
GHS	— Ghanaian Cedi
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

See Notes to Financial Statements

140	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio Global High Income Fund

At October 31, 2012, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Corporate Bonds	78.3%	$2,503,544,842
Bank Loans	11.6	369,614,377
Foreign Government Bonds	3.5	110,005,138
Preferred Stocks	1.3	41,588,083
Common Stocks	1.1	35,007,563
Equity Linked Notes	0.2	5,742,689
Convertible Bonds	0.1	4,186,621
Short-term Investments	3.7	119,742,997	*

Total Investments	99.8	3,189,432,310
Other Assets and Liabilities (Net)	0.2	7,619,861	*

Net Assets	100.0%	$3,197,052,171

* Short-term investments includes securities that have been voluntarily segregated by the adviser as collateral for swaps with a notional value of $43,665,000, which is 1.37% of net assets. Other assets and liabilities includes swaps with a net fair value of $(100,966), which is less than (0.01)% of net assets.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	141

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—75.7%†
		Russia—10.8%
83,000,000	RUB	Russian Government Bond 7.400% due 06/14/2017	$2,694,648

		Malaysia—9.9%
		Malaysia Government Bond
2,000,000	MYR	3.210% due 05/31/2013	657,236
3,300,000	MYR	4.012% due 09/15/2017	1,121,522
2,000,000	MYR	4.160% due 07/15/2021	688,296

			2,467,054

		South Africa—9.7%
8,792,000	ZAR	Eskom Holdings SOC 10.000% due 01/25/2023	1,184,671

10,500,000	ZAR	South Africa Government Bond 6.750% due 03/31/2021	1,218,485

			2,403,156

		Turkey—9.6%
4,000,000	TRY	Turkey Government Bond 10.000% due 06/17/2015	2,389,958

		Mexico—7.7%
18,200,000	MXN	Mexican Bonos 10.000% due 12/05/2024	1,923,501

		Thailand—7.1%
		Thailand Government Bond
32,500,000	THB	4.250% due 03/13/2013	1,065,672
20,730,200	THB	1.200% due 07/14/2021	692,280

			1,757,952

		Poland—4.4%
3,355,000	PLN	Poland Government Bond 5.250% due 10/25/2017	1,104,217

		Uruguay—4.3%
22,568,300	UYU	Uruguay Treasury Bill Zero Coupon due 09/09/2013	1,061,110

		Peru—3.2%
2,000,000	PEN	Peru Government Bond 4.400% due 09/12/2013	784,719

See Notes to Financial Statements

142	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued

		Colombia—2.9%
1,045,000,000	COP	Colombia Government International Bond 7.750% due 04/14/2021	$723,094

		Hungary—2.9%
155,000,000	HUF	Hungary Government Bond 6.750% due 02/24/2017	719,682

		Nigeria—2.7%
100,000,000	NGN	Nigeria Government Bond 15.100% due 04/27/2017	677,448

		Philippines—0.5%
5,000,000	PHP	Philippine Government International Bond 4.950% due 01/15/2021	133,809

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $18,898,757)	18,840,348

CORPORATE BONDS—16.3%
		Brazil—10.5%
2,500,000	BRL	International Finance 5.000% due 12/21/2015	1,229,659

2,600,000	BRL	JPMorgan Chase Bank N.A. 10.000% due 09/06/2013	1,390,527

			2,620,186

		Indonesia—4.5%
10,000,000,000	IDR	European Bank for Reconstruction & Development 7.200% due 06/08/2016	1,105,206

		Russia—1.3%
300,000	USD	VTB Bank OJSC Via VTB Capital SA 6.551% due 10/13/2020	316,650

		TOTAL CORPORATE BONDS (Cost $4,046,720)	4,042,042

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	143

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—0.4%
		United States—0.4%
107,165	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $107,165 and an effective yield of 0.01%, collateralized by a Federal Home Loan Mortgage Corp., with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $111,694. (Cost $107,165)	$107,165

		TOTAL INVESTMENTS—92.4% (Cost $23,052,642)	22,989,555
		OTHER ASSETS AND LIABILITIES—7.6%	1,903,676

		TOTAL NET ASSETS—100.0%	$24,893,231

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $23,052,642.

See Notes to Financial Statements

144	Artio Global Funds ï 2012 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/05/12	Credit Suisse	BRL	2,500,000	1,230,891	1,223,781	$7,110
12/04/12	JPMorgan Chase Bank N.A.	BRL	2,500,000	1,225,960	1,226,151	(191)
11/05/12	JPMorgan Chase Bank N.A.	BRL	2,500,000	1,230,891	1,230,739	152
11/19/12	JPMorgan Chase Bank N.A.	CLP	178,372,583	370,021	375,996	(5,975)
01/02/13	Credit Suisse	PLN	2,705,094	841,724	840,000	1,724

Net unrealized appreciation on forward foreign exchange contracts to buy						$2,820

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/05/12	Credit Suisse	BRL	2,500,000	1,230,891	1,230,739	$(152)
11/05/12	JPMorgan Chase Bank N.A.	BRL	2,500,000	1,230,891	1,231,225	334
01/02/13	Credit Suisse	CZK	16,364,880	845,720	840,000	(5,720)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(5,538)

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	145

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

Glossary of Currencies

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peruvian Nouveau Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See Notes to Financial Statements

146	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio Emerging Markets Local Currency Debt Fund

At October 31, 2012, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Foreign Government Bonds	75.7%	$18,840,348
Corporate Bonds	16.3	4,042,042
Short-term Investment	0.4	107,165

Total Investments	92.4	22,989,555
Other Assets and Liabilities (Net)	7.6	1,903,676

Net Assets	100.0%	$24,893,231

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	147

MASTER NOTES TO THE PORTFOLIO OF INVESTMENTS	October 31, 2012

†	Percentages indicated are based on Fund net assets.
ADR	American Depositary Receipt
ETF	Exchange-Traded Funds
ETN	Exchange-Traded Notes
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(1)	Non-income producing security.
(4)	Represents a determination that these securities are illiquid. This determination is made as of the Funds’ fiscal year end and is based on the average trading volume and the availability of market quotations. Based on a variety of macro and microeconomic factors, the liquidity of the Funds’ portfolio investments may change and may be significantly more or less liquid at different points in time.
(5)	Callable security.
(6)	Variable rate security.
(7)	Defaulted security.
(8)	Step-Coupon.
(9)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers and have been determined to be liquid by the Adviser.
(10)	Affiliated security.
(11)	Security has been pledged for collateral of swaps.
(12)	Security valued at fair value in good faith as determined by the policies approved by the Board of Trustees/Directors.
(13)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.

See Notes to Financial Statements

148	Artio Global Funds ï 2012 Annual Report

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2012

	Artio	Artio
	Select Opportunities	International Equity
ASSETS:
Investments in securities, at fair value (Cost $17,704,217 and $2,033,621,896, respectively)	$18,412,155	$1,894,940,931
Affiliated securities, at fair value (Cost $0 and $133,646,396, respectively)	—	14,445,905
Repurchase agreements (Cost $2,003,153 and $70,944,002, respectively)	2,003,153	70,944,002
Cash on deposit for broker (Note 2)	—	25,695,545
Foreign currency, at fair value (Cost $136 and $7,259,834, respectively)	137	7,190,646
Receivables:
Investments sold	—	14,512,156
Fund shares sold	651	790,712
Interest and dividends	18,485	6,057,883
Tax reclaims	8,537	1,777,461
Receivable from advisor—net (Note 3)	17,453	—
Open swaps agreements, at fair value (upfront payments received $0 and $0, respectively)	—	10,053,134
Prepaid expense	347	36,224

Total Assets	20,460,918	2,046,444,599

LIABILITIES:
Payables:
Investments purchased	235,127	3,986,349
Fund shares repurchased	45,814	23,102,503
Investment advisory fee (Note 3)	—	1,741,463
Accrued expenses and other payables	57,915	1,038,108

Total Liabilities	338,856	29,868,423

NET ASSETS	$20,122,062	$2,016,576,176

NET ASSETS Consist of:
Par value	$570	$83,422
Paid in capital in excess of par value	49,275,152	4,511,666,927
Undistributed net investment income (loss)	187,778	(6,578,729)
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(30,049,119)	(2,240,386,909)
Net unrealized appreciation (depreciation) on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	707,681	(248,208,535)

NET ASSETS	$20,122,062	$2,016,576,176

Class A	$8,691,300	$877,738,111

Class I	$11,430,762	$1,138,838,065

SHARES OUTSTANDING (Note 8)
Class A	247,522	36,825,025

Class I	322,135	46,596,962

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$35.11	$23.84

Class I	$35.48	$24.44

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	149

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2012

	Artio	Artio
	International Equity II	Total Return Bond
ASSETS:
Investments in securities, at fair value (Cost $1,025,893,472 and $2,047,351,304, respectively)	$1,022,760,575	$2,123,103,664
Repurchase agreements (Cost $31,174,814 and $158,346,502, respectively)	31,174,814	158,346,502
Cash on deposit for broker (Note 2)	14,825,254	—
Foreign currency, at fair value (Cost $11,148,105 and $1,135,550, respectively)	11,188,103	1,134,919
Receivables:
Investments sold	12,703,452	1,416,167
Fund shares sold	997,874	7,030,570
Interest and dividends	4,075,037	14,322,808
Tax reclaims	1,435,624	—
Unrealized appreciation on forward foreign exchange contracts	—	2,344,843
Open swaps agreements, at fair value (upfront payments received $0 and $0, respectively)	5,652,964	—
Prepaid expense	30,411	14,510

Total Assets	1,104,844,108	2,307,713,983

LIABILITIES:
Payables:
Investments purchased	1,327,476	204,676,763
Fund shares repurchased	17,268,894	3,761,134
Dividends payable	—	516,184
Investment advisory fee (Note 3)	943,465	636,523
Unrealized depreciation on forward foreign exchange contracts	—	1,441,245
Accrued expenses and other payables	892,340	327,655

Total Liabilities	20,432,175	211,359,504

NET ASSETS	$1,084,411,933	$2,096,354,479

NET ASSETS Consist of:
Par value	$103,971	$149,242
Paid in capital in excess of par value	3,896,191,975	1,975,854,888
Undistributed net investment income	20,194,152	2,847,607
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(2,834,481,820)	40,846,148
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	2,403,655	76,656,594

NET ASSETS	$1,084,411,933	$2,096,354,479

Class A	$278,359,908	$247,216,536

Class I	$806,052,025	$1,849,137,943

SHARES OUTSTANDING (Note 8)
Class A	26,821,484	17,442,674

Class I	77,149,787	131,799,426

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.38	$14.17

Class I	$10.45	$14.03

See Notes to Financial Statements

150	Artio Global Funds ï 2012 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2012

		Artio
	Artio	Emerging Markets
	Global High Income	Local Currency Debt
ASSETS:
Investments in securities, at fair value (Cost $2,976,797,367 and $22,945,477, respectively)	$3,044,787,687	$22,882,390
Affiliated securities, at fair value (Cost $30,083,125 and $0, respectively)	25,191,626	—
Repurchase agreements (Cost $119,452,997 and $107,165, respectively)	119,452,997	107,165
Cash	895,823	—
Cash on deposit for broker (Note 2)	660,000	250,000
Foreign currency, at fair value (Cost $27,951,718 and $451,604, respectively)	28,062,719	453,066
Receivables:
Investments sold	34,425,073	1,053,299
Fund shares sold	10,833,552	—
Interest and dividends	53,458,216	447,019
Receivable from advisor—net (Note 3)	—	11,856
Unrealized appreciation on forward foreign exchange contracts	1,101,286	9,320
Open swaps agreements, at fair value (upfront payments received $3,392,286 and $0, respectively)	766,898	—
Prepaid expense	24,880	182

Total Assets	3,319,660,757	25,214,297

LIABILITIES:
Payables:
Investments purchased	86,857,776	—
Fund shares repurchased	17,322,323	105
Dividends payable	6,296,333	—
Collateral from broker	290,000	—
Investment advisory fee (Note 3)	1,833,818	—
Unrealized depreciation on forward foreign exchange contracts	1,125,401	12,038
Open swaps agreements, at fair value (upfront payments received $1,061,445 and $0, respectively)	867,864	232,714
Unfunded loan commitments (Note 2)	6,962,439	—
Accrued expenses and other payables	1,052,632	76,209

Total Liabilities	122,608,586	321,066

NET ASSETS	$3,197,052,171	$24,893,231

NET ASSETS Consist of:
Par value	$320,090	$2,593
Paid in capital in excess of par value	3,152,455,836	25,054,236
Undistributed net investment loss	(1,631,203)	(84,676)
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(14,739,403)	225,000
Net unrealized appreciation (depreciation) on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	60,646,851	(303,922)

NET ASSETS	$3,197,052,171	$24,893,231

Class A	$1,066,486,906	$11,249,183

Class I	$2,130,565,265	$13,644,048

SHARES OUTSTANDING (Note 8)
Class A	103,569,191	1,171,046

Class I	216,520,580	1,421,925

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.30	$9.61

Class I	$9.84	$9.60

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	151

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2012

	Artio	Artio
	Select Opportunities	International Equity
INVESTMENT INCOME:
Interest	$117	$886,051
Securities lending income	1,820	1,883,834
Dividends, from unaffiliated issuers††	556,572	85,620,269
Dividends, from affiliated issuers†††	—	782,437

Total investment income	558,509	89,172,591

EXPENSES:
Investment advisory fee (Note 3)	267,497	31,900,292
Custody fees	54,025	1,355,721
Administration fees	9,322	746,790
Professional fees	89,463	632,768
Trustees’ fees and expenses	1,981	222,672
Registration and filing fees	47,617	66,446
Shareholder reports	59,826	289,276
Insurance premium expense	2,287	255,355
Interest expense	1,413	57,728
Commitment fee	2,627	105,006
Compliance expense	43	43,603
Miscellaneous fees	11,369	393,450

Total expenses common to all classes	547,470	36,069,107

Transfer agent fees
Class A	7,493	171,480
Class I	342	54,753
Distribution and shareholder servicing fees (Note 4)
Class A	23,722	3,000,485

Total gross expenses	579,027	39,295,825

Custody offset arrangement (Note 3)	(2,918)	(473,471)
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(210,604)	—
Expenses waived by investment adviser (Note 3)	(1,486)	(177,224)

Net expenses	364,019	38,645,130

NET INVESTMENT INCOME	194,490	50,527,461

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(430,784)	(240,181,423)
Financial futures contracts and synthetic futures	(12)	(5,954,360)
Swap contracts	—	1,541,510
Forward foreign exchange contracts	29,803	7,661,082
Foreign currency transactions	(4,527)	(34,467,392)

Net realized loss on investments	(405,520)	(271,400,583)

Net change in unrealized appreciation (depreciation) on:
Investments	2,619,732	40,666,890
Financial futures contracts and synthetic futures	—	(3,023,038)
Swap contracts	—	10,053,134
Forward foreign exchange contracts	56,946	15,014,715
Foreign currency transactions	(26,474)	16,402,630

Net change in unrealized appreciation of investments	2,650,204	79,114,331

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,244,684	(192,286,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,439,174	$(141,758,791)

††	Net of foreign withholding taxes of $28,252 and $7,351,868 for the Artio Select Opportunities Fund Inc. and Artio International Equity Fund, respectively.
†††	Net of foreign withholding taxes of $0 and $41,181 for the Artio Select Opportunities Fund Inc. and Artio International Equity Fund, respectively.
(1)	The expenses reimbursed on Artio Select Opportunities Fund Inc. for Class A and Class I were $(82,710) and $(123,657), respectively.
(2)	The expenses reimbursed on Artio Select Opportunities Fund Inc. include a non-recoupable amount of $(4,237) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

152	Artio Global Funds ï 2012 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2012

	Artio	Artio
	International Equity II	Total Return Bond
INVESTMENT INCOME:
Interest†	$5,264	$62,288,141
Securities lending income	1,496,780	—
Dividends††	63,128,380	—

Total investment income	64,630,424	62,288,141

EXPENSES:
Investment advisory fee (Note 3)	24,323,375	6,941,858
Custody fees	906,693	335,592
Administration fees	740,918	30,958
Professional fees	509,185	298,450
Trustees’ fees and expenses	153,075	160,976
Registration and filing fees	74,794	64,270
Shareholder reports	256,354	215,133
Insurance premium expense	218,397	95,435
Interest expense	92,828	—
Commitment fee	105,013	26,254
Compliance expense	35,160	19,595
Miscellaneous fees	130,006	39,290

Total expenses common to all classes	27,545,798	8,227,811

Transfer agent fees
Class A	476,413	72,652
Class I	243,214	30,060
Distribution and shareholder servicing fees (Note 4)
Class A	1,767,461	651,385

Total gross expenses	30,032,886	8,981,908

Custody offset arrangement (Note 3)	(406,152)	(47,465)
Recoupment of expenses previously assumed by investment adviser (Note 3) (1)	—	36,545
Expenses reimbursed by investment adviser (Note 3) (2)	—	(11,864)
Expenses waived by investment adviser (Note 3)	(135,130)	(99,169)

Net expenses	29,491,604	8,859,955

NET INVESTMENT INCOME	35,138,820	53,428,186

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments††††	(91,925,412)	51,877,154
Financial futures contracts and synthetic futures	(3,219,000)	(385)
Swap contracts	342,923	—
Forward foreign exchange contracts	8,995,230	(13,702,792)
Foreign currency transactions†††††	(9,542,431)	517,261

Net realized gain (loss) on investments	(95,348,690)	38,691,238

Net change in unrealized appreciation (depreciation) on:
Investments	(28,557,033)	31,565,419
Financial futures contracts and synthetic futures	(1,960,302)	—
Swap contracts	5,652,964	—
Forward foreign exchange contracts	13,595,285	8,623,810
Foreign currency transactions	(2,952,439)	141,015

Net change in unrealized appreciation (depreciation) of investments	(14,221,525)	40,330,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(109,570,215)	79,021,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(74,431,395)	$132,449,668

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	153

†	Net of foreign withholding taxes of $0 and $948 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††	Net of foreign withholding taxes of $5,870,252 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††††	Net of foreign capital gains tax of $0 and $172,451 for the Artio International Equity II Fund and Artio Total Return Bond Fund, respectively.
†††††	Net of Brazilian IOF tax of $0 and $13,728 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
(1)	The expenses recouped on Artio Total Return Bond Fund for Class A and Class I were $17,650 and $18,895, respectively.
(2)	The expenses reimbursed on Artio Total Return Bond Fund for Class A and Class I were $11,864 and $0, respectively.

See Notes to Financial Statements

154	Artio Global Funds ï 2012 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2012

	Artio	Artio
	Global High Income	Emerging Markets Local Currency Debt
INVESTMENT INCOME:
Interest†	$267,898,356	$1,231,377
Dividends	2,923,177	—

Total investment income	270,821,533	1,231,377

EXPENSES:
Investment advisory fee (Note 3)	21,326,219	168,031
Custody fees	739,381	85,862
Administration fees	15,461	3,208
Professional fees	491,012	54,556
Trustees’ fees and expenses	249,802	1,875
Registration and filing fees	134,918	35,367
Shareholder reports	276,890	8,632
Insurance premium expense	169,274	1,135
Interest expense	2,018	—
Commitment fee	253,995	—
Compliance expense	34,173	223
Miscellaneous fees	97,687	1,426

Total expenses common to all classes	23,790,830	360,315

Transfer agent fees
Class A	354,676	—
Class I	280,591	—
Distribution and shareholder servicing fees (Note 4)
Class A	2,814,909	27,414

Total gross expenses	27,241,006	387,729

Custody offset arrangement (Note 3)	(259,067)	(25,790)
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(13,139)	(134,881)
Expenses waived by investment adviser (Note 3)	(164,048)	—

Net expenses	26,804,752	227,058

NET INVESTMENT INCOME	244,016,781	1,004,319

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments††††	(33,374,843)	(801,190)
Financial futures contracts and synthetic futures	—	12,125
Swap contracts	(1,800,050)	231,086
Forward foreign exchange contracts	21,105,596	(33,519)
Foreign currency transactions	1,265,962	35,346

Net realized loss on investments	(12,803,335)	(556,152)

Net change in unrealized appreciation (depreciation) on:
Investments†††††	108,287,195	579,797
Financial futures contracts and synthetic futures	—	(1,552)
Swap contracts	1,879,624	(232,714)
Forward foreign exchange contracts	(2,836,537)	56,945
Foreign currency transactions	1,169,888	(14,455)

Net change in unrealized appreciation of investments	108,500,170	388,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	95,696,835	(168,131)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$339,713,616	$836,188

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	155

†	Net of foreign withholding taxes of $66,228 and $4,423 for the Artio Global High Income Fund and Artio Emerging Markets Local Currency Debt Fund, respectively.
††††	Net of foreign capital gains tax of $172,478 and $0 for the Artio Global High Income Fund and Artio Emerging Markets Local Currency Debt Fund, respectively.
†††††	Net of foreign capital gains tax of $95,555 and $0 for the Artio Global High Income Fund and Artio Emerging Markets Local Currency Debt Fund, respectively.
(1)	The expenses reimbursed on Artio Global High Income Fund for Class A and Class I were $(13,139) and $0, respectively. The expenses reimbursed on Artio Emerging Markets Local Currency Debt Fund for Class A and Class I were $(28,333) and $(74,578), respectively.
(2)	The expenses reimbursed on Artio Emerging Markets Local Currency Debt Fund include a non-recoupable amount of $(31,970) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

156	Artio Global Funds ï 2012 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Artio Select Opportunities Fund Inc.

	For the Year	For the Year
	Ended	Ended
	October 31, 2012	October 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$194,490	$(7,904)
Net realized gain (loss) on investments	(405,520)	6,062,681
Net change in unrealized appreciation (depreciation) of investments	2,650,204	(9,298,631)

Net increase (decrease) in net assets resulting from operations	2,439,174	(3,243,854)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class I	(25,087)	(97,512)

Total distributions to shareholders	(25,087)	(97,512)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	707,054	1,558,350
Class I	1,793,837	9,747,908
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class I	23,999	81,615
Cost of shares redeemed
Class A	(2,618,378)	(2,848,550)
Class I	(29,273,004)	(33,779,823)

Net decrease from Fund share transactions	(29,366,492)	(25,240,500)

Net decrease in net assets	(26,952,405)	(28,581,866)

NET ASSETS
Beginning of year	47,074,467	75,656,333

End of year (including accumulated net investment income of $187,778 and $25,084, respectively)	$20,122,062	$47,074,467

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	157

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2012	October 31, 2011
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$50,527,461	$69,429,752
Net realized gain (loss) on investments	(271,400,583)	477,185,974
Net change in unrealized appreciation (depreciation) of investments	79,114,331	(1,466,650,480)

Net decrease in net assets resulting from operations	(141,758,791)	(920,034,754)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(29,892,907)	(61,880,801)
Class I	(58,773,313)	(112,081,692)

Total distributions to shareholders	(88,666,220)	(173,962,493)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	94,592,323	182,378,660
Class I	256,332,491	611,136,339
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	29,284,391	60,491,810
Class I	54,098,839	99,772,000
Cost of shares redeemed
Class A	(1,226,061,711)	(1,502,926,212)
Class I	(2,708,498,934)	(2,092,546,387)

Net decrease from Fund share transactions	(3,500,252,601)	(2,641,693,790)

Net decrease in net assets	(3,730,677,612)	(3,735,691,037)

NET ASSETS
Beginning of year	5,747,253,788	9,482,944,825

End of year (including accumulated net investment (loss) income of $(6,578,729) and $34,007,789, respectively)	$2,016,576,176	$5,747,253,788

See Notes to Financial Statements

158	Artio Global Funds ï 2012 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund II

	For the Year	For the Year
	Ended	Ended
	October 31, 2012	October 31, 2011
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,138,820	$55,710,626
Net realized gain (loss) on investments	(95,348,690)	437,367,835
Net change in unrealized appreciation (depreciation) of investments	(14,221,525)	(1,302,788,917)

Net decrease in net assets resulting from operations	(74,431,395)	(809,710,456)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(17,413,839)	(40,271,795)
Class I	(51,533,616)	(130,378,430)

Total distributions to shareholders	(68,947,455)	(170,650,225)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	152,425,573	379,519,427
Class I	269,600,897	1,302,863,174
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	15,787,932	37,982,653
Class I	36,277,359	90,114,958
Cost of shares redeemed
Class A	(1,158,590,968)	(1,019,183,514)
Class I	(3,064,776,499)	(3,345,146,745)

Net decrease from Fund share transactions	(3,749,275,706)	(2,553,850,047)

Net decrease in net assets	(3,892,654,556)	(3,534,210,728)

NET ASSETS
Beginning of year	4,977,066,489	8,511,277,217

End of year (including undistributed net investment income of $20,194,152 and $51,904,031, respectively)	$1,084,411,933	$4,977,066,489

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	159

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Total Return Bond Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2012	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$53,428,186	$61,376,952
Net realized gain on investments	38,691,238	55,119,871
Net change in unrealized appreciation (depreciation) of investments	40,330,244	(37,124,183)

Net increase in net assets resulting from operations	132,449,668	79,372,640

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(9,185,698)	(9,152,645)
Class I	(67,054,088)	(46,689,863)
Distributions from realized gain
Class A	(4,921,570)	(9,906,333)
Class I	(28,592,546)	(40,537,488)

Total distributions to shareholders	(109,753,902)	(106,286,329)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	89,929,318	81,405,079
Class I	814,523,871	740,726,890
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	13,378,383	18,064,838
Class I	81,900,951	61,874,229
Cost of shares redeemed
Class A	(130,134,771)	(142,154,906)
Class I	(566,116,026)	(588,446,182)

Net increase from Fund share transactions	303,481,726	171,469,948

Net increase in net assets	326,177,492	144,556,259

NET ASSETS
Beginning of year	1,770,176,987	1,625,620,728

End of year (including undistributed net investment income of $2,847,607 and $28,604,884, respectively)	$2,096,354,479	$1,770,176,987

See Notes to Financial Statements

160	Artio Global Funds ï 2012 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Global High Income Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2012	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$244,016,781	$247,699,908
Net realized gain (loss) on investments	(12,803,335)	36,410,798
Net change in unrealized appreciation (depreciation) of investments	108,500,170	(244,929,580)

Net increase in net assets resulting from operations	339,713,616	39,181,126

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(80,882,262)	(96,064,711)
Class I	(165,950,161)	(161,805,050)
Distributions from realized gain
Class A	(18,449,251)	(31,214,490)
Class I	(33,475,158)	(50,838,415)
Return of capital
Class A	(1,643,402)	—
Class I	(3,371,514)	—

Total distributions to shareholders	(303,771,748)	(339,922,666)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	383,609,386	916,645,209
Class I	1,328,641,709	1,191,023,033
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	90,532,888	113,823,044
Class I	106,426,184	137,936,367
Cost of shares redeemed
Class A	(728,612,636)	(830,599,559)
Class I	(1,405,950,078)	(938,096,095)

Net increase (decrease) from Fund share transactions	(225,352,547)	590,731,999

Net increase (decrease) in net assets	(189,410,679)	289,990,459

NET ASSETS
Beginning of year	3,386,462,850	3,096,472,391

End of year (including accumulated net investment (loss) income of $(1,631,203) and $877,237, respectively)	$3,197,052,171	$3,386,462,850

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	161

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Emerging Markets Local Currency Debt Fund

	For the Year	For the Period
	Ended	Ended
	October 31, 2012	October 31, 2011 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,004,319	$425,529
Net realized loss on investments	(556,152)	(69,770)
Net change in unrealized appreciation (depreciation) of investments	388,021	(691,943)

Net increase (decrease) in net assets resulting from operations	836,188	(336,184)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(98,842)	(192,861)
Class I	(131,387)	(234,045)
Distributions from realized gain
Class A	(38,011)	—
Class I	(46,169)	—
Return of capital
Class A	(324,804)	—
Class I	(422,825)	—

Total distributions to shareholders	(1,062,038)	(426,906)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	25,250	11,044,700
Class I	1,373,338	13,061,000
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	461,657	192,861
Class I	600,381	234,045
Cost of shares redeemed
Class A	(37,711)	(2,488)
Class I	(1,049,666)	(21,196)

Net increase from Fund share transactions	1,373,249	24,508,922

Net increase in net assets	1,147,399	23,745,832

NET ASSETS
Beginning of period	23,745,832	—

End of year (including accumulated net investment loss of $(84,676) and $(90,948), respectively)	$24,893,231	$23,745,832

(1)	Commenced operations on May 24, 2011.

See Notes to Financial Statements

162	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio Select Opportunities Fund Inc.
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$33.90		$36.70		$32.55		$27.23	$47.02

Income (loss) from investment operations:
Net investment income (loss) (1)	0.17		(0.08)		(0.01)		0.27	0.32
Net realized and unrealized gain (loss) on investments	1.04		(2.72)		5.05		5.15	(20.03)

Total income (loss) from investment operations	1.21		(2.80)		5.04		5.42	(19.71)

Less distributions:
From net investment income	—		—		(0.89)		(0.10)	(0.08)

Total Distributions	—		—		(0.89)		(0.10)	(0.08)

Net Asset Value, end of year	$35.11		$33.90		$36.70		$32.55	$27.23

Total Return	3.54%		(7.60)%		15.65%		19.94%	(42.00)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$8,691		$10,223		$12,302		$17,703	$16,045

Ratio of net investment income (loss) to average net assets	0.49%		(0.21)%		(0.04)%		0.99%	0.79%
Ratio of net expenses to average net assets (2)(3)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40%	1.45%
Ratio of net expenses to average net assets (2)	1.39	%(4)	1.40	%(4)	1.40	%(4)	1.40%	1.40%

Portfolio turnover rate	182%		147%		195%		320%	200%

(1) Based on average shares outstanding during the period.
(2) The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (3)	2.33	%(4)	1.79	%(4)	1.78	%(4)	1.89%	1.75%
Ratio of gross expenses to average net assets	2.32	%(4)	1.79	%(4)	1.78	%(4)	1.89%	1.70%

(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	163

FINANCIAL HIGHLIGHTS

Artio Select Opportunities Fund Inc.
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$34.20		$37.01		$32.80		$27.55	$47.45

Income (loss) from investment operations:
Net investment income (1)	0.25		0.01		0.07		0.35	0.39
Net realized and unrealized gain (loss) on investments	1.05		(2.74)		5.09		5.17	(20.10)

Total income (loss) from investment operations	1.30		(2.73)		5.16		5.52	(19.71)

Less distributions:
From net investment income	(0.02)		(0.08)		(0.95)		(0.27)	(0.19)

Total Distributions	(0.02)		(0.08)		(0.95)		(0.27)	(0.19)

Net Asset Value, end of year	$35.48		$34.20		$37.01		$32.80	$27.55

Total Return	3.82%		(7.40)%		15.94%		20.23%	(41.68)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$11,431		$36,851		$63,354		$50,021	$47,518

Ratio of net investment income to average net assets	0.73%		0.04%		0.21%		1.27%	0.98%
Ratio of net expenses to average net assets (2)(3)	1.15	%(4)	1.15	%(4)	1.15	%(4)	1.15%	1.20%
Ratio of net expenses to average net assets (2)	1.14	%(4)	1.15	%(4)	1.15	%(4)	1.15%	1.15%

Portfolio turnover rate	182%		147%		195%		320%	200%

(1) Based on average shares outstanding during the period.
(2) The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (3)	1.77	%(4)	1.42	%(4)	1.44	%(4)	1.50%	1.45%
Ratio of gross expenses to average net assets	1.76	%(4)	1.42	%(4)	1.44	%(4)	1.50%	1.40%

(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

164	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$24.55		$28.87		$28.20		$24.46 †	$51.95

Income (loss) from investment operations:
Net investment income (1)	0.30		0.19		0.27		0.26	0.52
Net realized and unrealized gain (loss) on investments	(0.62)		(4.00)		2.48		3.94	(22.03)

Total income (loss) from investment operations	(0.32)		(3.81)		2.75		4.20	(21.51)

Less distributions:
From net investment income	(0.39)		(0.51)		(2.08)		(0.46)	(0.72)
From net realized gains on investments	—		—		—		—	(5.26)

Total Distributions	(0.39)		(0.51)		(2.08)		(0.46)	(5.98)

Net Asset Value, end of year	$23.84		$24.55		$28.87		$28.20	$24.46 †

Total Return	(1.14)%		(13.49)%		10.06%		17.62%	(46.49)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$877,738		$2,059,255		$3,692,638		$4,368,400	$4,884,851

Ratio of net investment income to average net assets	1.30%		0.65%		1.00%		1.09%	1.31%
Ratio of net expenses to average net assets (2)	1.25	%(3)	1.29	%(3)	1.28	%(3)	1.26%	1.22%
Ratio of net expenses to average net assets (4)	1.23	%(3)	1.29	%(3)	1.28	%(3)	1.21%	1.13%

Portfolio turnover rate	35%		41%		105%		201%	55%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.24%, 1.30%, 1.28%, 1.21% and 1.13% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares was $24.44. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	165

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$25.20		$29.64		$28.89		$25.09 †	$53.15

Income (loss) from investment operations:
Net investment income (1)	0.36		0.28		0.35		0.33	0.63
Net realized and unrealized gain (loss) on investments	(0.64)		(4.13)		2.55		4.03	(22.60)

Total income (loss) from investment operations	(0.28)		(3.85)		2.90		4.36	(21.97)

Less distributions:
From net investment income	(0.48)		(0.59)		(2.15)		(0.56)	(0.83)
From net realized gains on investments	—		—		—		—	(5.26)

Total Distributions	(0.48)		(0.59)		(2.15)		(0.56)	(6.09)

Net Asset Value, end of year	$24.44		$25.20		$29.64		$28.89	$25.09 †

Total Return	(0.93)%		(13.31)%		10.37%		17.91%	(46.37)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,138,838		$3,687,999		$5,790,307		$6,389,926	$6,878,409

Ratio of net investment income to average net assets	1.51%		0.95%		1.26%		1.36%	1.56%
Ratio of net expenses to average net assets (2)	1.02	%(3)	1.05	%(3)	1.02	%(3)	1.01%	0.98%
Ratio of net expenses to average net assets (4)	1.00	%(3)	1.05	%(3)	1.02	%(3)	0.95%	0.89%

Portfolio turnover rate	35%		41%		105%		201%	55%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.01%, 1.05%, 1.02%, 0.95% and 0.89% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class I shares was $25.07. The NAV above was restated to correct an error which was identified subsequent to the close of the fiscal year end.

See Notes to Financial Statements

166	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.46		$12.18		$11.62		$10.15 †	$18.31

Income (loss) from investment operations:
Net investment income (1)	0.12		0.07		0.11		0.09	0.19
Net realized and unrealized gain (loss) on investments	(0.05)		(1.56)		1.00		1.71	(7.94)

Total income (loss) from investment operations	0.07		(1.49)		1.11		1.80	(7.75)

Less distributions:
From net investment income	(0.15)		(0.23)		(0.55)		(0.33)	(0.14)
From net realized gains on investments	—		—		—		—	(0.27)

Total Distributions	(0.15)		(0.23)		(0.55)		(0.33)	(0.41)

Net Asset Value, end of year	$10.38		$10.46		$12.18		$11.62	$10.15 †

Total Return	0.91%		(12.61)%		9.75%		18.23%	(43.18)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$278,360		$1,310,435		$2,156,072		$2,146,222	$1,309,002

Ratio of net investment income to average net assets	1.21%		0.54%		0.98%		0.87%	1.25%
Ratio of net expenses to average net assets (2)	1.32	%(3)	1.28	%(3)	1.29	%(3)	1.27%	1.28%
Ratio of net expenses to average net assets (4)	1.30	%(3)	1.28	%(3)	1.28	%(3)	1.24%	1.21%

Portfolio turnover rate	34%		51%		123%		205%	89%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.31%, 1.29%, 1.28%, 1.25% and 1.21% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares was $10.16.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	167

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.54		$12.27		$11.70		$10.22 †	$18.42

Income (loss) from investment operations:
Net investment income (1)	0.14		0.10		0.14		0.12	0.23
Net realized and unrealized gain (loss) on investments	(0.04)		(1.57)		1.01		1.72	(7.99)

Total income (loss) from investment operations	0.10		(1.47)		1.15		1.84	(7.76)

Less distributions:
From net investment income	(0.19)		(0.26)		(0.58)		(0.36)	(0.17)
From net realized gains on investments	—		—		—		—	(0.27)

Total Distributions	(0.19)		(0.26)		(0.58)		(0.36)	(0.44)

Net Asset Value, end of year	$10.45		$10.54		$12.27		$11.70	$10.22 †

Total Return	1.11%		(12.31)%		9.99%		18.59%	(43.03)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$806,052		$3,666,631		$6,355,205		$6,985,273	$5,218,728

Ratio of net investment income to average net assets	1.33%		0.79%		1.23%		1.18%	1.48%
Ratio of net expenses to average net assets (2)	1.02	%(3)	1.04	%(3)	1.05	%(3)	1.02%	1.00%
Ratio of net expenses to average net assets (4)	1.01	%(3)	1.04	%(3)	1.04	%(3)	0.98%	0.93%

Portfolio turnover rate	34%		51%		123%		205%	89%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.01%, 1.04%, 1.04%, 0.99% and 0.93% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class I shares was $10.23.

See Notes to Financial Statements

168	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$14.02	$14.24	$13.51	$12.21	$13.41

Income (loss) from investment operations:
Net investment income (1)	0.34	0.55	0.52	0.51	0.57
Net realized and unrealized gain (loss) on investments	0.56	0.18	0.69	1.54	(1.07)

Total income (loss) from investment operations	0.90	0.73	1.21	2.05	(0.50)

Less distributions:
From net investment income	(0.49)	(0.47)	(0.48)	(0.62)	(0.70)
From net realized gains on investments	(0.26)	(0.48)	—	(0.13)	—

Total Distributions	(0.75)	(0.95)	(0.48)	(0.75)	(0.70)

Net Asset Value, end of year	$14.17	$14.02	$14.24	$13.51	$12.21

Total Return	6.64%	5.49%	9.16%	17.27%	(4.01)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$247,217	$271,444	$319,782	$331,224	$302,869

Ratio of net investment income to average net assets	2.47%	3.96%	3.77%	3.98%	4.27%
Ratio of net expenses to average net assets (2)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net expenses to average net assets (3)	0.69%	0.69%	0.69%	0.69%	0.69%

Portfolio turnover rate (4)	236%	219%	193%	289%	341%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.69%, 0.71%, 0.70%, 0.69% and 0.72% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 156%, 180%, 164%, 159% and 238% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	169

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$13.91	$14.16	$13.47	$12.20	$13.43

Income (loss) from investment operations:
Net investment income (1)	0.38	0.58	0.55	0.54	0.57
Net realized and unrealized gain (loss) on investments	0.55	0.18	0.69	1.53	(1.04)

Total income (loss) from investment operations	0.93	0.76	1.24	2.07	(0.47)

Less distributions:
From net investment income	(0.55)	(0.53)	(0.55)	(0.67)	(0.76)
From net realized gains on investments	(0.26)	(0.48)	—	(0.13)	—

Total Distributions	(0.81)	(1.01)	(0.55)	(0.80)	(0.76)

Net Asset Value, end of year	$14.03	$13.91	$14.16	$13.47	$12.20

Total Return	6.97%	5.79%	9.39%	17.56%	(3.84)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,849,138	$1,498,733	$1,305,839	$1,238,512	$963,045

Ratio of net investment income to average net assets	2.73%	4.20%	4.01%	4.26%	4.27%
Ratio of net expenses to average net assets (2)	0.41%	0.44%	0.44%	0.43%	0.44%
Ratio of net expenses to average net assets (3)	0.41%	0.44%	0.44%	0.44%	0.44%

Portfolio turnover rate (4)	236%	219%	193%	289%	341%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.41%, 0.45%, 0.44%, 0.43% and 0.46% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 156%,180%, 164%, 159% and 238% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements

170	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net Asset Value, beginning of year	$10.14		$11.06		$10.28	$8.08	$11.05

Income (loss) from investment operations:
Net investment income (1)	0.73		0.77		0.82	0.71	0.68
Net realized and unrealized gain (loss) on investments	0.34		(0.62)		0.77	2.42	(3.00)

Total income (loss) from investment operations	1.07		0.15		1.59	3.13	(2.32)

Less distributions:
From net investment income	(0.74)		(0.79)		(0.81)	(0.78)	(0.65)
From net realized gains on investments	(0.16)		(0.28)		—	—	—
Return of capital	(0.01)		—		—	(0.15)	—

Total Distributions	(0.91)		(1.07)		(0.81)	(0.93)	(0.65)

Net Asset Value, end of year	$10.30		$10.14		$11.06	$10.28	$8.08

Total Return	11.22%		1.30%		16.08%	42.71%	(22.12)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,066,487		$1,308,597		$1,222,933	$715,541	$139,340

Ratio of net investment income to average net assets	7.26%		7.19%		7.70%	7.83%	6.67%
Ratio of net expenses to average net assets (2)	1.00	%(3)	1.01	%(3)	1.00%	1.01%	1.02%
Ratio of net expenses to average net assets (4)	0.99	%(3)	0.99	%(3)	1.00%	1.00%	1.00%

Portfolio turnover rate	62%		78%		57%	43%	28%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expenses ratios would have been 1.01%, 1.00%, 1.00%, 1.01% and 1.08% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	171

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net Asset Value, beginning of year	$9.72		$10.64		$9.90	$7.82	$10.71

Income (loss) from investment operations:
Net investment income (1)	0.73		0.76		0.82	0.70	0.69
Net realized and unrealized gain (loss) on investments	0.31		(0.59)		0.74	2.33	(2.90)

Total income (loss) from investment operations	1.04		0.17		1.56	3.03	(2.21)

Less distributions:
From net investment income	(0.74)		(0.81)		(0.82)	(0.79)	(0.68)
From net realized gains on investments	(0.16)		(0.28)		—	—	—
Return of capital	(0.02)		—		—	(0.16)	—

Total Distributions	(0.92)		(1.09)		(0.82)	(0.95)	(0.68)

Net Asset Value, end of year	$9.84		$9.72		$10.64	$9.90	$7.82

Total Return	11.49%		1.52%		16.39%	42.99%	(21.84)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,130,565		$2,077,865		$1,873,539	$934,054	$221,811

Ratio of net investment income to average net assets	7.53%		7.44%		7.96%	8.10%	6.93%
Ratio of net expenses to average net assets (2)	0.73	%(3)	0.74	%(3)	0.75%	0.76%	0.77%
Ratio of net expenses to average net assets (4)	0.73	%(3)	0.73	%(3)	0.75%	0.75%	0.75%

Portfolio turnover rate	62%		78%		57%	43%	28%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.74%, 0.74%, 0.74%, 0.74% and 0.79% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements

172	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio Emerging Markets Local Currency Debt Fund
For a share outstanding throughout each period

	Class A
	Year	Period
	Ended	Ended
	October 31,	October 31,
	2012	2011 (1)
Net Asset Value, beginning of year	$9.69	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.39	0.18
Net realized and unrealized loss on investments	(0.07)	(0.32)

Total income (loss) from investment operations	0.32	(0.14)

Less distributions:
From net investment income	(0.09)	(0.17)
From net realized gains on investments	(0.03)	—
Return of capital	(0.28)	—

Total Distributions	(0.40)	(0.17)

Net Asset Value, end of year	$9.61	$9.69

Total Return	3.45%	(1.39)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$11,249	$10,894

Ratio of net investment income to average net assets	4.04%	3.98	%(3)
Ratio of net expenses to average net assets (4)	1.20%	1.20	%(3)
Ratio of net expenses to average net assets (5)	1.09%	1.12	%(3)

Portfolio turnover rate	62%	26	%(3)

(1)	Commenced operations on May 24, 2011.
(2)	Based on average shares outstanding during the period.
(3)	Annualized.
(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio for the year ended October 31, 2012 and for the period ended October 31, 2011 would have been 1.64% and 2.69%, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	173

FINANCIAL HIGHLIGHTS

Artio Emerging Markets Local Currency Debt Fund
For a share outstanding throughout each period

	Class I
	Year	Period
	Ended	Ended
	October 31,	October 31,
	2012	2011 (1)
Net Asset Value, beginning of year	$9.70	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.41	0.19
Net realized and unrealized loss on investments	(0.07)	(0.31)

Total income (loss) from investment operations	0.34	(0.12)

Less distributions:
From net investment income	(0.10)	(0.18)
From net realized gains on investments	(0.03)	—
Return of capital	(0.31)	—

Total Distributions	(0.44)	(0.18)

Net Asset Value, end of year	$9.60	$9.70

Total Return	3.55%	(1.19)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$13,644	$12,852

Ratio of net investment income to average net assets	4.31%	4.27	%(3)
Ratio of net expenses to average net assets (4)	0.93%	0.93	%(3)
Ratio of net expenses to average net assets (5)	0.82%	0.85	%(3)

Portfolio turnover rate	62%	26	%(3)

(1)	Commenced operations on May 24, 2011.
(2)	Based on average shares outstanding during the period.
(3)	Annualized.
(4)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio for the year ended October 31, 2012 and for the period ended October 31, 2011 would have been 1.39% and 2.42%, respectively.

See Notes to Financial Statements

174	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Artio Global Funds consist of the Artio Select Opportunities Fund Inc. (“Select Opportunities Fund,” formerly, Artio Global Equity Fund Inc.) and the Artio Global Investment Funds (the “Trust”). Effective July 27, 2012, the Artio Global Equity Fund Inc. changed its name to Artio Select Opportunities Fund Inc. As of October 31, 2012, the Artio Global Funds are comprised of six funds (each a “Fund” and together, the “Funds”).

The Select Opportunities Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company.

The Trust is organized as a Massachusetts business trust and is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2012, the Trust offered four diversified investment funds: Artio International Equity Fund (the “International Equity Fund”), Artio International Equity Fund II (the “International Equity Fund II”), Artio Total Return Bond Fund (the “Total Return Bond Fund”), and Artio Global High Income Fund (the “Global High Income Fund”). As of October 31, 2012, the Trust offered one non-diversified investment fund: Artio Emerging Markets Local Currency Debt Fund (the “Emerging Markets Local Currency Debt Fund,” formerly, Artio Local Emerging Markets Debt Fund ). Effective May 1, 2012, the Fund changed its name to the Artio Emerging Markets Local Currency Debt Fund.

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans, new plan participants within 401(k) plans that hold positions in the Fund and investors purchasing Fund shares through broker-dealer sponsored fee-based discretionary model portfolio programs and bank/wealth management model portfolio programs, provided that the sponsoring firm has received prior approval from the Fund and has continuously held Fund shares since before the closing of the Fund and those shares are made available to that program pursuant to an agreement with the Fund’s Distributors and/or the Fund’s Transfer Agent. In addition, existing shareholders may continue to invest.

Each of the Funds offers multiple share classes. As of October 31, 2012, all of the Funds offered Class A and Class I shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters

Artio Global Funds ï 2012 Annual Report	175

NOTES TO FINANCIAL STATEMENTS (Continued)

that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select Opportunities Fund	Seeks to maximize total return, principally through capital appreciation.
International Equity Fund	Seeks long term growth of capital.
International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
Emerging Markets Local Currency Debt Fund	Seeks to provide a high level of total return, consisting of income and capital appreciation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices.

176	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with valuation procedures (“Valuation Procedures”) approved by the Select Opportunities Fund’s Board of Director’s, and the Trust’s Board of Trustees (each a “Board” and collectively, “the Boards”), as applicable. The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current value.

Assets and liabilities initially expressed in foreign currency will be converted into U.S. dollar values. Short-term dollar-denominated investments of appropriate credit quality that mature in 60 days or less are valued on the basis of amortized cost, which approximates fair value. To the extent each Fund invests in other open-end funds, the Fund will calculate its Net Asset Value (“NAV”) based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if Artio Global Management LLC (“Artio Global” or “Adviser”) concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest rates. In addition, the Adviser, through its pricing committee, may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities

Artio Global Funds ï 2012 Annual Report	177

NOTES TO FINANCIAL STATEMENTS (Continued)

or derivatives. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Funds’ NAV. Certain Funds may fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are pricing their shares.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	Inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, purchased options contracts)

Level 2—	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatility, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs (i.e. debt securities, government securities, swap contracts, forward foreign currency contracts, foreign securities utilizing an approved vendor for systematic fair value pricing)

Level 3—	Inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. certain broker-quoted securities, fair valued securities)

178	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized at the end of the reporting period.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds will fair value foreign securities when the Adviser does not believe that the closing prices are reflective of fair value due to significant events that occurred subsequent to the close of the foreign markets but before the Funds’ NAV calculations. When securities are fair valued under this method, they will be classified as Level 2 which may result in significant transfers between Level 1 and Level 2. The number of days on which fair value prices will be used depends on market activity. It is possible that fair value prices will be used by the Funds to a significant extent. Foreign securities in the Select Opportunities Fund, International Equity Fund and International Equity Fund II were fair valued under this method at October 31, 2011. Securities were not fair valued using this method at October 31, 2012, resulting in significant transfers from Level 2 to Level 1 in the fair value hierarchy. As a result, securities with a total value of $3,384,497, $1,110,483,720 and $628,304,281 in the Select Opportunities Fund, International Equity Fund and International Equity Fund II, respectively, transferred from Level 2 to Level 1 as of October 31, 2012.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments:

Select Opportunities Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United States	$10,880,216	$—	$—	$10,880,216
China	1,263,758	—	—	1,263,758
Canada	1,019,517	—	—	1,019,517
Japan	888,436	—	—	888,436
United Kingdom	793,364	—	—	793,364
Australia	739,501	—	—	739,501
Switzerland	723,605	—	—	723,605
Indonesia	610,469	—	—	610,469
France	491,208	—	—	491,208
Netherlands	458,765	—	—	458,765

Artio Global Funds ï 2012 Annual Report	179

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Denmark	$303,871	$—	$—	$303,871
Germany	239,445	—	—	239,445

TOTAL COMMON STOCKS	18,412,155	—	—	18,412,155

REPURCHASE AGREEMENT
United States	—	2,003,153	—	2,003,153

TOTAL INVESTMENTS	18,412,155	2,003,153	—	20,415,308

TOTAL	$18,412,155	$2,003,153	$—	$20,415,308

180	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Select Opportunities Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
PREFERRED STOCKS
Philippines	$133	$—	$14	$(12)	$—	$(135)	$—	$—	$—	$—

TOTAL	$133	$—	$14	$(12)	$—	$(135)	$—	$—	$—	$—

Artio Global Funds ï 2012 Annual Report	181

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$383,011,591	$—	$—	$383,011,591
Switzerland	256,343,455	—	—	256,343,455
Japan	216,815,802	—	—	216,815,802
France	201,805,664	—	—	201,805,664
Germany	167,788,872	—	—	167,788,872
Canada	73,584,112	—	—	73,584,112
Netherlands	67,942,186	—	—	67,942,186
China	66,012,585	—	—	66,012,585
Italy	47,618,659	—	—	47,618,659
Hong Kong	40,600,870	—	—	40,600,870
Spain	35,379,161	—	—	35,379,161
Romania	31,724,993	—	—	31,724,993
South Korea	29,391,519	—	—	29,391,519
Bulgaria	5,435,464	21,618,581	1,907,747	28,961,792
Nigeria	25,184,848	—	—	25,184,848
Sweden	24,293,268	—	—	24,293,268
Taiwan	22,882,095	—	—	22,882,095
Denmark	18,318,955	—	—	18,318,955
Russia	—	17,041,934	—	17,041,934
Czech Republic	16,439,313	—	—	16,439,313
Ireland	13,099,599	—	—	13,099,599
Israel	9,834,792	—	—	9,834,792
Austria	7,519,722	—	—	7,519,722
India	6,739,976	—	—	6,739,976
Ukraine	1,666,946	—	4,832,395	6,499,341
Australia	6,444,110	—	—	6,444,110
Serbia	4,224,115	—	826,962	5,051,077
Portugal	4,336,018	—	—	4,336,018
Venezuela	—	—	3,911,687	3,911,687
Norway	3,546,452	—	—	3,546,452
Lebanon	2,762,608	516,888	—	3,279,496
Mexico	2,827,558	—	—	2,827,558
Latvia	—	—	—	—

TOTAL COMMON STOCKS	1,793,575,308	39,177,403	11,478,791	1,844,231,502

PREFERRED STOCKS
Germany	27,780,802	—	—	27,780,802
Bulgaria	—	6,699,495	—	6,699,495
United Kingdom	—	193,184	—	193,184

TOTAL PREFERRED STOCKS	27,780,802	6,892,679	—	34,673,481

182	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
EXCHANGE-TRADED FUNDS
Multinational	$17,112,053	$—	$—	$17,112,053
Russia	—	—	1,389,510	1,389,510

TOTAL EXCHANGE-TRADED FUNDS	17,112,053	—	1,389,510	18,501,563

FOREIGN GOVERNMENT BONDS
Venezuela	—	—	6,107,587	6,107,587

EQUITY LINKED NOTES
Ireland	2,456,859	—	—	2,456,859
Ukraine	—	—	1,875,000	1,875,000
India	—	5,902	—	5,902

TOTAL EQUITY LINKED NOTES	2,456,859	5,902	1,875,000	4,337,761

FOREIGN GOVERNMENT COMPENSATION NOTES
Bulgaria	1,087,944	210,109	—	1,298,053

RIGHTS
Spain	236,889	—	—	236,889

REPURCHASE AGREEMENT
United States	—	70,944,002	—	70,944,002

TOTAL INVESTMENTS	1,842,249,855	117,230,095	20,850,888	1,980,330,838

SWAPS	—	10,053,134	—	10,053,134

TOTAL	$1,842,249,855	$127,283,229	$20,850,888	$1,990,383,972

Artio Global Funds ï 2012 Annual Report	183

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
COMMON STOCKS
Bulgaria	$41,441,884	$—	$(11,932,100)	$5,592,430	$—	$(11,575,886)	$—	$(21,618,581)	$1,907,747	$(1,320,902)
Latvia	279,501	—	—	(279,501)	—	—	—	—	—	(279,501)
Russia	35,445,596	—	(4,982,084)	8,244,985	—	(38,708,497)	—	—	—	—
Serbia	2,604,254	—	(29,987)	(1,777,292)	40,405	(10,418)	—	—	826,962	(1,777,292)
Ukraine	14,925,394	—	(11,768,205)	41,654,381	—	(43,308,416)	3,329,241	—	4,832,395	(5,476,214)
United Kingdom	12,023,899	—	(2,994,844)	(483,343)	—	(6,162,378)	—	(2,383,334)	—	—
Venezuela	15,607,343	—	—	20,792,452	11,566,771	(44,054,878)	—	—	3,911,688	(9,169,119)
EQUITY LINKED NOTES
Ukraine	8,928,375	—	3,437,882	(9,682,692)	4,730,827	(5,539,392)	—	—	1,875,000	(2,855,827)
EXCHANGE-TRADED FUNDS
Russia	1,389,510	—	—	—	—	—	—	—	1,389,510	—
FOREIGN GOVERNMENT BONDS
Venezuela	—	(30,559)	—	(2,900,199)	9,038,345	—	—	—	6,107,587	(2,900,199)
PREFERRED STOCKS
Philippines	27,039	—	2,850	(2,356)	—	(27,533)	—	—	—	—
RIGHTS
Bulgaria	—	—	350	—	—	(350)	—	—	—	—

TOTAL	$132,672,795	$(30,559)	$(28,266,138)	$61,158,865	$25,376,348	$(149,387,748)	$3,329,241	$(24,001,915)	$20,850,889	$(23,779,054)

184	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$207,145,099	$—	$—	$207,145,099
Switzerland	135,138,416	—	—	135,138,416
France	117,175,047	—	—	117,175,047
Japan	116,264,235	—	—	116,264,235
Germany	96,994,230	—	—	96,994,230
Canada	40,576,152	—	—	40,576,152
Netherlands	38,144,803	—	—	38,144,803
China	33,280,125	—	—	33,280,125
Romania	31,132,048	—	—	31,132,048
Italy	25,781,580	—	—	25,781,580
Spain	21,789,959	—	—	21,789,959
Hong Kong	18,629,166	—	—	18,629,166
South Korea	17,151,559	—	—	17,151,559
Sweden	14,085,186	—	—	14,085,186
Taiwan	13,551,326	—	—	13,551,326
Nigeria	10,780,716	—	—	10,780,716
Russia	—	10,270,316	—	10,270,316
Denmark	9,980,864	—	—	9,980,864
Czech Republic	9,601,526	—	—	9,601,526
Ireland	7,393,942	—	—	7,393,942
Israel	4,499,069	—	—	4,499,069
Mexico	4,170,076	—	—	4,170,076
Australia	3,562,063	—	—	3,562,063
Ukraine	2,638,518	—	—	2,638,518
Portugal	2,276,722	—	—	2,276,722
Norway	2,055,755	—	—	2,055,755
Lebanon	—	1,938,376	—	1,938,376
India	1,459,861	—	—	1,459,861

TOTAL COMMON STOCKS	985,258,043	12,208,692	—	997,466,735

PREFERRED STOCKS
Germany	15,352,675	—	—	15,352,675
United Kingdom	—	101,935	—	101,935

TOTAL PREFERRED STOCKS	15,352,675	101,935	—	15,454,610

EXCHANGE-TRADED FUNDS
Multinational	8,972,967	—	—	8,972,967

EQUITY LINKED NOTES
Ireland	721,422	—	—	721,422

Artio Global Funds ï 2012 Annual Report	185

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
RIGHTS
Spain	$144,841	$—	$—	$144,841

REPURCHASE AGREEMENT
United States	—	31,174,814	—	31,174,814

TOTAL INVESTMENTS	1,010,449,948	43,485,441	—	1,053,935,389

SWAPS	—	5,652,964	—	5,652,964

TOTAL	$1,010,449,948	$49,138,405	$—	$1,059,588,353

186	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
PREFERRED STOCKS
Philippines	$20,375	$—	$2,148	$(1,775)	$—	$(20,748)	$—	$—	$—	$—

TOTAL	$20,375	$—	$2,148	$(1,775)	$—	$(20,748)	$—	$—	$—	$—

Artio Global Funds ï 2012 Annual Report	187

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
United States	$—	$741,191,963	$—	$741,191,963

CORPORATE BONDS
United States	—	336,947,457	—	336,947,457
Australia	—	33,396,113	—	33,396,113
United Kingdom	—	31,428,733	—	31,428,733
Netherlands	—	22,314,232	—	22,314,232
Norway	—	22,086,762	—	22,086,762
France	—	19,135,595	—	19,135,595
Canada	—	17,450,640	—	17,450,640
Sweden	—	12,591,767	—	12,591,767
Supranational	—	11,113,930	—	11,113,930
Brazil	—	10,812,579	—	10,812,579
Ireland	—	10,662,513	—	10,662,513
Switzerland	—	9,501,066	—	9,501,066
Hong Kong	—	7,495,770	—	7,495,770
United Arab Emirates	—	6,837,300	—	6,837,300
Chile	—	6,139,792	—	6,139,792
Germany	—	3,934,032	—	3,934,032

TOTAL CORPORATE BONDS	—	561,848,281	—	561,848,281

ASSET BACKED SECURITIES
United States	—	432,886,735	11,138,254	444,024,989
Canada	—	14,718,878	—	14,718,878
Russia	—	—	96,894	96,894

TOTAL ASSET BACKED SECURITIES	—	447,605,613	11,235,148	458,840,761

FOREIGN GOVERNMENT AND AGENCY BONDS
Canada	—	91,729,840	—	91,729,840
Australia	—	74,380,103	—	74,380,103
Mexico	—	72,322,419	—	72,322,419
Brazil	—	67,948,750	—	67,948,750
Qatar	—	9,901,185	—	9,901,185

TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS	—	316,282,297	—	316,282,297

MUNICIPAL OBLIGATIONS
United States	—	44,940,362	—	44,940,362

188	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT
United States	$—	$158,346,502	$—	$158,346,502

TOTAL INVESTMENTS	—	2,270,215,018	11,235,148	2,281,450,166

FORWARD FOREIGN EXCHANGE CONTRACTS	—	2,344,843	—	2,344,843

TOTAL	$—	$2,272,559,861	$11,235,148	$2,283,795,009

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(1,441,245)	$—	$(1,441,245)

TOTAL	$—	$(1,441,245)	$—	$(1,441,245)

Artio Global Funds ï 2012 Annual Report	189

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
ASSET BACKED SECURITIES
Russia	$319,812	$—	$4,964	$16,110	$—	$(243,992)	$—	$—	$96,894	$16,110
United States	—	—	—	—	—	—	11,138,254	—	11,138,254	—

TOTAL	$319,812	$—	$4,964	$16,110	$—	$(243,992)	$11,138,254	$—	$11,235,148	$16,110

190	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$1,599,005,866	$51,920,753	$1,650,926,619
Canada	—	254,033,299	—	254,033,299
United Kingdom	—	187,836,616	—	187,836,616
Germany	—	51,804,249	—	51,804,249
Netherlands	—	46,911,509	—	46,911,509
Czech Republic	—	45,796,685	—	45,796,685
Sweden	—	32,475,315	—	32,475,315
Mexico	—	30,575,775	—	30,575,775
Australia	—	26,750,000	—	26,750,000
Norway	—	20,752,402	—	20,752,402
France	—	20,737,094	—	20,737,094
Indonesia	—	18,691,612	—	18,691,612
Cyprus	—	17,719,780	—	17,719,780
Italy	—	17,671,165	—	17,671,165
Russia	—	16,707,412	—	16,707,412
China	—	16,360,300	—	16,360,300
Brazil	—	15,156,575	—	15,156,575
Malaysia	—	10,368,750	—	10,368,750
Peru	—	9,638,720	—	9,638,720
Switzerland	—	7,973,350	—	7,973,350
Ireland	—	3,049,615	—	3,049,615
Hong Kong	—	1,608,000	—	1,608,000

TOTAL CORPORATE BONDS	—	2,451,624,089	51,920,753	2,503,544,842

BANK LOANS
United States	—	242,011,563	66,857,867	308,869,430
Canada	—	28,045,896	—	28,045,896
Ireland	—	16,597,309	—	16,597,309
New Zealand	—	12,257,032	—	12,257,032
Norway	—	—	3,844,710	3,844,710

TOTAL BANK LOANS	—	298,911,800	70,702,577	369,614,377

FOREIGN GOVERNMENT BONDS
Brazil	—	44,844,567	—	44,844,567
Mexico	—	37,021,919	—	37,021,919
Venezuela	—	17,276,412	—	17,276,412
Ghana	—	5,763,626	—	5,763,626
Indonesia	—	5,098,614	—	5,098,614

TOTAL FOREIGN GOVERNMENT BONDS	—	110,005,138	—	110,005,138

Artio Global Funds ï 2012 Annual Report	191

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
PREFERRED STOCKS
United States	$19,970,645	$21,617,438	$—	$41,588,083

COMMON STOCKS
Norway	—	—	25,191,626	25,191,626
United States	7,374,091	—	—	7,374,091
Greece	—	2,441,846	—	2,441,846

TOTAL COMMON STOCKS	7,374,091	2,441,846	25,191,626	35,007,563

EQUITY LINKED NOTES
United States	5,742,689	—	—	5,742,689

CONVERTIBLE BONDS
United States	—	4,186,621	—	4,186,621

REPURCHASE AGREEMENT
United States	—	119,452,997	—	119,452,997

TIME DEPOSIT
United States	—	290,000	—	290,000

TOTAL INVESTMENTS	33,087,425	3,008,529,929	147,814,956	3,189,432,310

FORWARD FOREIGN EXCHANGE CONTRACTS	—	1,101,286	—	1,101,286

SWAPS	—	766,898	—	766,898

TOTAL	$33,087,425	$3,010,398,113	$147,814,956	$3,191,300,494

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(1,125,401)	$—	$(1,125,401)

SWAPS	—	(867,864)	—	(867,864)

TOTAL	$—	$(1,993,265)	$—	$(1,993,265)

192	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
BANK LOANS
Canada	$17,360,243	$17,560	$(1,447,814)	$1,994,867	$—	$(8,841,693)	$—	$(9,083,163)	$—	$—
New Zealand	13,451,794	(14,993)	(24,689)	(40,749)	—	(1,114,331)	—	(12,257,032)	—	—
Norway	5,036,270	—	—	(33,624)	—	(2,165,008)	1,007,072	—	3,844,710	(33,624)
United States	169,026,825	1,203,508	(928,581)	1,333,285	28,387,636	(132,164,806)	—	—	66,857,867	806,021
COMMON STOCKS
Greece	4,673,649	—	—	(2,231,803)	350,779	(350,779)	—	(2,441,846)	—	—
Norway	24,218,337	—	—	973,289	—	—	—	—	25,191,626	973,289
CONVERTIBLE BONDS
United States	9,457,541	171,257	—	(7,449,332)	733,055	—	—	(2,912,521)	—	—
CORPORATE BONDS
Australia	35,708,528	(649)	(1,506,894)	(17,163)	—	(34,183,822)	—	—	—	—
United States	23,438	—	—	431,284	24,880,000	—	26,586,031	—	51,920,753	431,284
CREDIT LINKED NOTE
Ukraine	6,354,889	50,931	6,975	(330,800)	—	(6,081,995)	—	—	—	—
RIGHTS
United States	1,274,880	—	—	(630,544)	—	(644,336)	—	—	—	—

TOTAL	$286,586,394	$1,427,614	$(3,901,003)	$(6,001,290)	$54,351,470	$(185,546,770)	$27,593,103	$(26,694,562)	$147,814,956	$2,176,970

Artio Global Funds ï 2012 Annual Report	193

NOTES TO FINANCIAL STATEMENTS (Continued)

Emerging Markets Local Currency Debt Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FOREIGN GOVERNMENT BONDS
Russia	$—	$2,694,648	$—	$2,694,648
Malaysia	—	2,467,054	—	2,467,054
South Africa	—	2,403,156	—	2,403,156
Turkey	—	2,389,958	—	2,389,958
Mexico	—	1,923,501	—	1,923,501
Thailand	—	1,757,952	—	1,757,952
Poland	—	1,104,217	—	1,104,217
Uruguay	—	1,061,110	—	1,061,110
Peru	—	784,719	—	784,719
Colombia	—	723,094	—	723,094
Hungary	—	719,682	—	719,682
Nigeria	—	677,448	—	677,448
Philippines	—	133,809	—	133,809

TOTAL FOREIGN GOVERNMENT BONDS	—	18,840,348	—	18,840,348

CORPORATE BONDS
Brazil	—	2,620,186	—	2,620,186
Indonesia	—	1,105,206	—	1,105,206
Russia	—	316,650	—	316,650

TOTAL CORPORATE BONDS	—	4,042,042	—	4,042,042

REPURCHASE AGREEMENT
United States	—	107,165	—	107,165

TOTAL INVESTMENTS	—	22,989,555	—	22,989,555

FORWARD FOREIGN EXCHANGE CONTRACTS	—	9,320	—	9,320

TOTAL	$—	$22,998,875	$—	$22,998,875

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(12,038)	$—	$(12,038)

SWAPS	—	(232,714)	—	(232,714)

TOTAL	$—	$(244,752)	$—	$(244,752)

194	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Emerging Markets Local Currency Debt Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2012

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2011	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2012	October 31, 2012
CORPORATE BONDS
Indonesia	$2,309,630	$185	$(95,829)	$(42,955)	$—	$(1,065,825)	$—	$(1,105,206)	$—	$—

TOTAL	$2,309,630	$185	$(95,829)	$(42,955)	$—	$(1,065,825)	$—	$(1,105,206)	$—	$—

Artio Global Funds ï 2012 Annual Report	195

NOTES TO FINANCIAL STATEMENTS (Continued)

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. The value of the collateral is equal to at least 102% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with Fixed Income Clearing Corporation (FICC) through their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period as defined by the Funds’ Valuation Procedures. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments denominated in foreign currencies, which result from changes in foreign currencies, have been included in the net unrealized appreciation or depreciation of investments. Net realized currency gains and losses include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions, and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the International Equity Fund to sell its foreign securities which could reduce the NAV of the Fund. In contrast to more established markets, emerging markets may have governments that are less stable and

196	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

markets that are less liquid, increasing your investment risk. At October 31, 2012, the Fund had 0.50% of its net assets invested in Venezuelan securities and held Venezuelan Bolivar valued at 0.02% of the Fund’s net assets. Venezuela currently imposes foreign exchange controls which prohibit the Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities.

d) Forward foreign currency contracts: As part of their investment strategy, Funds entered into forward foreign currency contracts to manage the portfolio holdings against currency risks. The Funds also utilized forward foreign currency contracts to reduce or eliminate underweighted positions in a currency relative to its benchmark when purchasing underlying investments denominated in that currency is not deemed suitable by the Adviser. The Funds may use forward foreign currency contracts as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce interest rate risk, currency risk, and price risk. Forward foreign currency contracts are valued at the interpolated forward rate and are marked-to-market at each valuation date in the manner set forth by the Funds’ Valuation Procedures. The change in fair value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell foreign currency limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that have limited trading or are denominated in non-convertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon

Artio Global Funds ï 2012 Annual Report	197

NOTES TO FINANCIAL STATEMENTS (Continued)

exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded. With respect to a Fund’s obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation of forward foreign exchange contracts recorded on the Statement of Asset and Liabilities.

e) Bank loans: The Global High Income Fund may invest in bank loans. Bank loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund’s NAV.

The Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing

198	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

At October 31, 2012, there were seven unfunded commitments which amounted to $90,082,983 of par and had cost and fair value of $91,096,590 and $84,134,151, respectively.

f) Foreign securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Financial futures contracts: In order to gain exposure to or protect against changes in security values, the Funds bought and sold futures contracts. The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and changes in the value of a futures contract may not directly correlate with changes in the value of the underlying

Artio Global Funds ï 2012 Annual Report	199

NOTES TO FINANCIAL STATEMENTS (Continued)

securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds entered into futures contracts for hedging purposes, managing the duration and yield curve profile, and to gain exposure to foreign equity markets.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

The Funds entered into swap contracts that function similar to futures contracts (“synthetic futures”) to gain exposure and to protect against changes in security values. Generally these contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty; however, they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of such contracts is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts. The Funds’ maximum risk of loss associated with futures contracts is minimal since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default. The Fund’s maximum risk of loss due to counterparty credit risk for synthetic futures contracts is the unrealized appreciation for synthetic futures contracts.

h) Swaps: The Funds entered into interest rate, total return and credit default swaps primarily to preserve a return or spread on a particular investment or portion of their portfolio. The Funds may also enter into currency and index swaps to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest; for example, an exchange of

200	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one party to be “long” a third-party credit risk, and the other party to be “short” the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the Investment Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements on the swap contracts, is rated at least A by Standard & Poor’s (S&P) or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by the Investment Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Certain Funds hold derivative instruments which contain credit-risk-related contingent provisions. If the Fund’s net assets were to fall below certain thresholds from the prior fiscal year net assets, it would be in violation of these provisions, and the

Artio Global Funds ï 2012 Annual Report	201

NOTES TO FINANCIAL STATEMENTS (Continued)

counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on October 31, 2012, is $867,864 for which the Global High Income Fund has pledged collateral of $660,000 in the normal course of business.

i) Securities lending: Select Opportunities Fund, International Equity Fund, and International Equity Fund II have established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds lend portfolio securities to a broker. In exchange, collateral consisting of either cash or U.S. government securities in an amount of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned will be maintained at all times. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Adviser to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

As of October 31, 2012, the Funds had no securities on loan.

j) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the Statement of Operations on the ex-dividend date or when the Funds become aware of the dividend distribution in the case of certain foreign securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

The Funds are subject to an Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. The IOF tax has

202	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

k) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. Total Return Bond Fund, Global High Income Fund, and Emerging Markets Local Currency Debt Fund declare and pay dividends monthly. International Equity Fund, International Equity Fund II, and Select Opportunities Fund, declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

l) Federal income taxes: The Select Opportunities Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

The Adviser has performed an analysis of each Fund’s tax positions for all open tax years as of October 31, 2012 and has concluded that no provisions for income tax are required. The Adviser is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof. The Funds’ income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Maryland revenue authorities.

Artio Global Funds ï 2012 Annual Report	203

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Investment Advisory Fee and Other Transactions

Artio Global receives advisory fees, based on average net assets, at the following rates:

Select Opportunities Fund	0.90%
International Equity Fund	0.90% of the first $5.0 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $7.5 billion
International Equity Fund II	0.90% of the first $5.0 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $7.5 billion
Total Return Bond Fund	0.35%
Global High Income Fund	0.65% of the first $5.0 billion
0.63% of the next $2.5 billion
0.60% of the next $2.5 billion
0.59% of any in excess of $10 billion
Emerging Markets Local Currency Debt Fund	0.70%

Prior to April 18, 2012, the Adviser received advisory fees, based on average net assets, at the following rates:

International Equity Fund	0.90% of the first $7.5 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $10 billion
International Equity Fund II	0.90% of the first $7.5 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $10 billion
Global High Income Fund	0.65%

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds, except Emerging Markets Local Currency Debt Fund, at the annual rate of 0.005% of the respective Funds’ average daily net assets. This waiver may be terminated at any time by the Funds’ Boards.

The Adviser has contractually agreed to reimburse certain expenses of the Funds through February 28, 2014, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets are limited (the “Expense Limit”) as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund’s respective Classes’ annual operating expenses to exceed the Expense Limit in place at the time of the reimbursement. Any such recoupment must be made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the

204	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Adviser for the year ended October 31, 2012 and the Adviser’s potential recoupment as of October 31, 2012.

			Total
			Expenses		Expenses	Total
			Eligible for	Expenses	Recouped	Expenses
			Recoupment -	Reimbursed-	or (Expired) -	Eligible for
	Expense Limitations		Beginning	Current	Current	Recoupment -
	Class A	Class I	of Period	Period	Period	October 31, 2012
Select Opportunities Fund	1.40%	1.15%	$583,057	$206,367	$(240,207)	$549,217
Total Return Bond Fund	0.69%	0.44%	43,547	11,864	(36,545)	18,866
Global High Income Fund	1.00%	0.75%	136,115	13,139	(6,441)	142,813
Emerging Markets Local Currency Debt Fund	1.20%	0.93%	161,914	102,911	—	264,825

		Expire
	Amount	October 31,
Select Opportunities Fund	$226,359	2013
	116,491	2014
	206,367	2015
Total Return Bond Fund	$—	2013
	7,002	2014
	11,864	2015
Global High Income Fund	$—	2013
	129,674	2014
	13,139	2015
Emerging Markets Local Currency Debt Fund	$—	2013
	161,914	2014
	102,911	2015

The Funds listed below have entered into an agreement with State Street Global Markets, LLC whereby certain brokers will rebate, in cash, a portion of brokerage commissions. Rebated commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended October 31, 2012, brokerage commissions rebated under these agreements were as follows:

Rebated
Commissions
Select Opportunities Fund	$44
International Equity Fund	51,531
International Equity Fund II	42,005

Artio Global Funds ï 2012 Annual Report	205

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds entered into expense offset arrangements as part of their custody agreement with State Street. Under this agreement, the custody fees for the Select Opportunities Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Emerging Markets Local Currency Debt Fund were reduced by $2,918, $473,471, $406,152, $47,465, $259,067 and $25,790, respectively, for the year ended October 31, 2012 due to earnings credits on cash balances maintained by the Funds in foreign sub-custodial accounts. These amounts may vary significantly over time based on the Adviser’s decisions regarding cash positions held in the Funds and current interest rates.

4.	Distribution and Shareholder Services Plans

Quasar Distributors, LLC (“Quasar” or “Distributor”) is the Distributor of the Funds’ shares.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds will adjust accruals accordingly for any unused or surplus balances on an annual basis. The Adviser may pay additional marketing and other distribution costs out of its profits.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

At October 31, 2012, the International Equity Fund was closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund were only to compensate certain financial intermediaries for shareholder servicing and/or asset retention.

5.	Derivative Instruments

a) Financial futures contracts: At October 31, 2012, the Funds did not have any outstanding futures contracts.

206	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

b) Written Options: The Funds did not invest in written options during the year ended October 31, 2012.

c) Swaps: The Funds entered into the following swap transactions as of October 31, 2012:

Global High Income Fund

Credit Default Swaps-Sell Protection (1)

						Upfront		Net
	Fixed-Deal			Original	Current	Premiums		Unrealized
Reference	Received	Maturity		Notional	Notional	Paid/	Fair	Appreciation/
Obligation	Rate	Date	Counterparty	Amount	Amount (2)	(Received)	Value (3)	(Depreciation)
McClatchy Co (The)(T)	5.00%	03/20/2015	Credit Suisse International	$1,620,000	$1,620,000	$(174,150)	$5,327	$179,477
McClatchy Co (The)(T)	5.00%	03/20/2015	Deutsche Bank	4,080,000	4,080,000	(469,200)	13,416	482,616
McClatchy Co (The)(T)	5.00%	03/20/2015	Deutsche Bank	4,340,000	4,340,000	(497,894)	14,270	512,164
McClatchy Co (The)(T)	5.00%	03/20/2015	Barclays Bank PLC	5,000,000	5,000,000	(387,500)	16,441	403,941
McClatchy Co (The)(T)	5.00%	09/20/2015	Deutsche Bank	2,305,000	2,305,000	(328,462)	(53,783)	274,679
Grohe Holding Gmbh(T)	5.00%	09/20/2015	UBS AG	5,935,000	3,330,000	(530,625)	287,650	818,275
Bombardier(T)	1.00%	06/20/2016	Deutsche Bank	14,350,000	14,350,000	(732,983)	(814,081)	(81,098)
Grohe Holding Gmbh(T)	5.00%	12/20/2016	UBS AG	4,320,000	4,320,000	(689,440)	214,896	904,336
Grohe Holding Gmbh(T)	5.00%	12/20/2016	Deutsche Bank	4,320,000	4,320,000	(643,477)	214,898	858,375

				$46,270,000		$(4,453,731)	$(100,966)	$4,352,765

Emerging Markets Local Currency Debt Fund

Interest Rate Swaps

Notional		Expiration			Fixed	Variable	Fair
Amount	Currency	Date	Counterparty	Receive (Pay)#	Rate	Rate	Value
30,000,000	PLN	04/06/2013	JPMorgan Chase Bank N.A.	(Pay)	5.03%	3-month WIBOR	$(232,714)

Artio Global Funds ï 2012 Annual Report	207

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Total Return Swaps

				Payments	Payments
Notional		Expiration		Made	Received	Fair
Amount	Currency	Date	Counterparty	by Fund	by Fund	Value
59,581	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 50 bps times notional amount of 59,581 units of the Euro STOXX Optimised Banks EUR Index	Total return on a basket of securities from the Euro STOXX Optimised Banks EUR Index	$4,463,463
53,524	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 50 bps times notional amount of 53,524 units of the STOXX Europe 600 Optimised Banks Index	Total return on a basket of securities from the STOXX Europe 600 Optimised Banks Index	3,324,601
63,692	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 30 bps times notional amount of 63,692 units of the Euro STOXX Optimised Banks EUR Index	Total return on a basket of securities from the Euro STOXX Optimised Banks EUR Index	884,025
61,577	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 30 bps times notional amount of 61,577 units of the STOXX Europe 600 Optimised Banks Index	Total return on a basket of securities from the STOXX Europe 600 Optimised Banks Index	1,381,045

						$10,053,134

International Equity Fund II

Total Return Swaps

				Payments	Payments
Notional		Expiration		Made	Received	Fair
Amount	Currency	Date	Counterparty	by Fund	by Fund	Value
35,556	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 50 bps times notional amount of 35,556 units of the Euro STOXX Optimised Banks EUR Index	Total return on a basket of securities from the Euro STOXX Optimised Banks EUR Index	2,663,650

208	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

				Payments	Payments
Notional		Expiration		Made	Received	Fair
Amount	Currency	Date	Counterparty	by Fund	by Fund	Value
32,111	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 30 bps times notional amount of 32,111 units of the Euro STOXX Optimised Banks EUR Index	Total return on a basket of securities from the Euro STOXX Optimised Banks EUR Index	$352,955
31,098	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 30 bps times notional amount of 31,098 units of the STOXX Europe 600 Optimised Banks Index	Total return on a basket of securities from the STOXX Europe 600 Optimised Banks Index	632,430
32,262	EUR	02/10/2014	Credit Suisse	1-Month EUR LIBOR plus 50 bps times notional amount of 32,262 units of the STOXX Europe 600 Optimised Banks Index	Total return on a basket of securities from the STOXX Europe 600 Optimised Banks Index	2,003,929

						$5,652,964

(T)	The Fund entered into this contract for speculative purposes.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
#	Receive—Fund receives fixed rate and pays variable rate. (Pay)—Fund pays fixed rate and receives variable rate.

d) Quantitative Disclosure of Derivative Holdings: Funds use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposure of the Funds’ portfolios. Derivatives relate to securities, interest rates, exchange rates, inflation rates, commodities and indices, and include

Artio Global Funds ï 2012 Annual Report	209

NOTES TO FINANCIAL STATEMENTS (Continued)

swaps and exchange traded and over-the-counter contracts. As of and for the year ended October 31, 2012, derivative summary tables for each Fund are as follows:

Select Opportunities Fund

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$(12)	$—	$—	$—	$—	$—	$(12)
Forward Contracts	Forward foreign exchange contracts	—	29,803	—	—	—	—	29,803

Total Realized Gain (Loss)		$(12)	$29,803	$—	$—	$—	$—	$29,791

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$56,946	$—	$—	$—	$—	$56,946

Total Change in Appreciation (Depreciation)		$—	$56,946	$—	$—	$—	$—	$56,946

Number of Contracts, Notional Amounts or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (1)	—	—	—	3,862	—	—	3,862
Forward Contracts (2)	—	1,901,439	—	—	—	—	1,901,439

(1)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

210	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments in securities	$—	$—	$—	$236,889	$—	$—	$236,889
Swaps Contracts	Open swap agreements, at fair value	—	—	—	10,053,134	—	—	10,053,134

Total Value		$—	$—	$—	$10,290,023	$—	$—	$10,290,023

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$60,115	$—	$—	$60,115
Swaps Contracts	Swap contracts	—	—	—	1,541,510	—	—	1,541,510
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(5,954,360)	—	—	(5,954,360)
Forward Contracts	Forward foreign exchange contracts	—	7,661,082	—	—	—	—	7,661,082

Total Realized Gain (Loss)		$—	$7,661,082	$—	$(4,352,735)	$—	$—	$3,308,347

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$—	$—	$—	$10,053,134	$—	$—	$10,053,134
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(3,023,038)	—	—	(3,023,038)
Forward Contracts	Forward foreign exchange contracts	—	15,014,715	—	—	—	—	15,014,715

Total Change in Appreciation (Depreciation)		$—	$15,014,715	$—	$7,030,096	$—	$—	$22,044,811

Artio Global Funds ï 2012 Annual Report	211

NOTES TO FINANCIAL STATEMENTS (Continued)

Number of Contracts, Notional Amounts or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (1)	—	—	—	296,448	—	—	296,448
Swaps Contracts (2)	—	—	—	59,270	—	—	59,270
Futures Contracts - Long (2)	—	—	—	3,941,446	—	—	3,941,446
Futures Contracts - Short (2)	—	—	—	(1,904,349)	—	—	(1,904,349)
Forward Contracts (2)	—	352,120,979	—	—	—	—	352,120,979

(1)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

International Equity Fund II

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments in securities	$—	$—	$—	$144,841	$—	$—	$144,841
Swaps Contracts	Open swap agreements, at fair value	—	—	5,652,964	—	—	—	5,652,964

Total Value		$—	$—	$5,652,964	$144,841	$—	$—	$5,797,805

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$101,579	$—	$—	$101,579
Swaps Contracts	Swap contracts	—	—	342,943	—	—	—	342,943
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(3,219,000)	—	—	(3,219,000)
Forward Contracts	Forward foreign exchange contracts	—	8,995,230	—	—	—	—	8,995,230

Total Realized Gain (Loss)		$—	$8,995,230	$342,943	$(3,117,421)	$—	$—	$6,220,752

212	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$1,189	$—	$—	$1,189
Swaps Contracts	Swap contracts	—	—	5,652,964	—	—	—	5,652,964
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(1,960,302)	—	—	(1,960,302)
Forward Contracts	Forward foreign exchange contracts	—	13,595,285	—	—	—	—	13,595,285

Total Change in Appreciation (Depreciation)		$—	$13,595,285	$5,652,964	$(1,959,113)	$—	$—	$17,289,136

Number of Contracts, Notional Amounts or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (1)	—	—	—	215,918	—	—	215,918
Swaps Contracts (2)	30,512	—	—	—	—	—	30,512
Futures Contracts - Long (2)	—	—	—	3,329,982	—	—	3,329,982
Futures Contracts - Short (2)	—	—	—	(1,604,788)	—	—	(1,604,788)
Forward Contracts (2)	—	395,984,582	—	—	—	—	395,984,582

(1)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Total Return Bond Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$2,344,843	$—	$—	$—	$—	$2,344,843

Total Value		$—	$2,344,843	$—	$—	$—	$—	$2,344,843

Artio Global Funds ï 2012 Annual Report	213

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$1,441,245	$—	$—	$—	$—	$1,441,245

Total Value		$—	$1,441,245	$—	$—	$—	$—	$1,441,245

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$(385)	$—	$—	$—	$—	$—	$(385)
Forward Contracts	Forward foreign exchange contracts	—	(13,702,792)	—	—	—	—	(13,702,792)

Total Realized Gain (Loss)		$(385)	$(13,702,792)	$—	$—	$—	$—	$(13,703,177)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$8,623,810	$—	$—	$—	$—	$8,623,810

Total Change in Appreciation (Depreciation)		$—	$8,623,810	$—	$—	$—	$—	$8,623,810

Number of Contracts, Notional Amounts or Shares/Units

Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts (1)	—	319,357,682	—	—	—	—	319,357,682

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

214	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$—	$—	$766,898	$—	$—	$—	$766,898
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	—	1,101,286	—	—	—	—	1,101,286

Total Value		$—	$1,101,286	$766,898	$—	$—	$—	$1,868,184

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$—	$—	$867,864	$—	$—	$—	$867,864
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	—	1,125,401	—	—	—	—	1,125,401

Total Value		$—	$1,125,401	$867,864	$—	$—	$—	$1,993,265

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$—	$—	$(1,800,050)	$—	$—	$—	$(1,800,050)
Forward Contracts	Forward foreign exchange contracts	—	21,105,596	—	—	—	—	21,105,596

Total Realized Gain (Loss)		$—	$21,105,596	$(1,800,050)	$—	$—	$—	$19,305,546

Change in Appreciation (Depreciation)

Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$—	$—	$1,879,624	$—	$—	$—	1,879,624

Artio Global Funds ï 2012 Annual Report	215

NOTES TO FINANCIAL STATEMENTS (Continued)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(2,836,537)	$—	$—	$—	$—	$(2,836,537)

Total Change in Appreciation (Depreciation)		$—	$(2,836,537)	$1,879,624	$—	$—	$—	$(956,913)

Number of Contracts, Notional Amounts or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts (1)	—	—	91,188,992	—	—	—	91,188,992
Forward Contracts (1)	—	594,755,010	—	—	—	—	594,755,010

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Emerging Markets Local Currency Debt Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$9,320	$—	$—	$—	$—	$9,320

Total Value		$—	$9,320	$—	$—	$—	$—	$9,320

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$232,714	$—	$—	$—	$—	$—	$232,714
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	—	12,038	—	—	—	—	12,038

Total Value		$232,714	$12,038	$—	$—	$—	$—	$244,752

216	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Options Purchased	Investments	$—	$(22,800)	$—	$—	$—	$—	$(22,800)
Swaps Contracts	Swap contracts	231,086	—	—	—	—	—	231,086
Futures Contracts	Financial futures contracts and synthetic futures	12,125	—	—	—	—	—	12,125
Forward Contracts	Forward foreign exchange contracts	—	(33,519)	—	—	—	—	(33,519)

Total Realized Gain (Loss)		$243,211	$(56,319)	$—	$—	$—	$—	$186,892

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$(232,714)	$—	$—	$—	$—	$—	$(232,714)
Futures Contracts	Financial futures contracts and synthetic futures	(1,552)	—	—	—	—	—	(1,552)
Forward Contracts	Forward foreign exchange contracts	—	56,945	—	—	—	—	56,945

Total Change in Appreciation (Depreciation)		$(234,266)	$56,945	$—	$—	$—	$—	$(177,321)

Number of Contracts, Notional Amounts or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Options Purchased (1)	—	1,909,091	—	—	—	—	1,909,091
Swaps Contracts (2)	17,500,000	—	—	—	—	—	17,500,000
Futures Contracts - Long (2)	238,175	—	—	—	—	—	238,175
Forward Contracts (2)	—	6,368,374	—	—	—	—	6,368,374

(1)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Artio Global Funds ï 2012 Annual Report	217

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, during the year ended October 31, 2012 were as follows:

	Cost of	Proceeds
	Purchases	From Sales
Select Opportunities Fund	$50,051,075	$77,119,927
International Equity Fund	1,179,204,418	4,123,641,418
International Equity Fund II	850,248,757	4,089,192,109
Total Return Bond Fund	4,843,305,532	4,574,387,537
Global High Income Fund	1,948,060,896	1,914,122,387
Emerging Markets Local Currency Debt Fund	13,505,851	9,977,977

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2012 were $3,182,173,401 and $2,946,967,841, and $0 and $2,116,039, respectively, for the Total Return Bond Fund and Emerging Markets Local Currency Debt Fund.

At October 31, 2012, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Select Opportunities Fund	$19,823,979	$995,908	$(404,579)	$591,329
International Equity Fund	2,257,179,795	219,046,855	(495,895,812)	(276,848,957)
International Equity Fund II	1,059,457,020	105,234,357	(110,755,988)	(5,521,631)
Total Return Bond Fund	2,207,564,930	80,161,882	(6,276,646)	73,885,236
Global High Income Fund	3,127,998,884	143,906,536	(82,473,110)	61,433,426
Emerging Markets Local Currency Debt Fund	23,052,642	378,712	(441,799)	(63,087)

7.	Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of Funds’ investments in securities of these issuers for the year ended October 31, 2012, is set forth below:

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2012	(Cost)	(Proceeds)	Income	October 31, 2012
International Equity Fund
Chimimport AD	8,936,565	$—	$1,229,358	$—	4,559,321

218	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2012	(Cost)	(Proceeds)	Income	October 31, 2012
Chimimport AD Preferred	6,399,502	$—	$15,737	$782,437	$6,699,495
LEV Insurance	4,078,860	—	—	—	1,907,747
Sparki Eltos Lovetch	1,338,736	—	19,417	—	452,380
Toza Markovic ad Kikinda	78,160	—	—	—	826,962

					$14,445,905

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2012	(Cost)	(Proceeds)	Income	October 31, 2012
Global High Income Fund
Deep ocean	1,427,968	$—	$—	$—	$25,191,626

8.	Shares of Beneficial Interest

The Select Opportunities Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest of the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

Select Opportunities Fund
Class A
Sold	20,870	$707,054	41,542	$1,558,350
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(74,910)	(2,618,378)	(75,146)	(2,848,550)

Net increase (decrease)	(54,040)	$(1,911,324)	(33,604)	$(1,290,200)

Class I
Sold	50,869	$1,793,837	253,362	$9,747,908
Issued as reinvestment of dividends	733	23,999	2,079	81,615
Redeemed	(806,965)	(29,273,004)	(889,659)	(33,779,823)

Net increase (decrease)	(755,363)	$(27,455,168)	(634,218)	$(23,950,300)

Artio Global Funds ï 2012 Annual Report	219

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

International Equity Fund
Class A
Sold	3,995,350	$94,592,323	6,444,212	$182,378,660
Issued as reinvestment of dividends	1,345,172	29,284,391	2,070,928	60,491,810
Redeemed	(52,389,555)	(1,226,061,711)	(52,527,593)	(1,502,926,212)

Net increase (decrease)	(47,049,033)	$(1,102,184,997)	(44,012,453)	$(1,260,055,742)

Class I
Sold	10,655,738	$256,332,491	20,811,425	$611,136,339
Issued as reinvestment of dividends	2,427,045	54,098,839	3,334,623	99,772,000
Redeemed	(112,811,513)	(2,708,498,934)	(73,178,035)	(2,092,546,387)

Net increase (decrease)	(99,728,730)	$(2,398,067,604)	(49,031,987)	$(1,381,638,048)

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

International Equity Fund II
Class A
Sold	15,184,958	$152,425,573	31,517,613	$379,519,427
Issued as reinvestment of dividends	1,683,148	15,787,932	3,085,512	37,982,653
Redeemed	(115,363,238)	(1,158,590,968)	(86,344,882)	(1,019,183,514)

Net increase (decrease)	(98,495,132)	$(990,377,463)	(51,741,757)	$(601,681,434)

Class I
Sold	26,467,202	$269,600,897	106,720,970	$1,302,863,174
Issued as reinvestment of dividends	3,851,100	36,277,359	7,273,201	90,114,958
Redeemed	(301,049,013)	(3,064,776,499)	(284,029,807)	(3,345,146,745)

Net increase (decrease)	(270,730,711)	$(2,758,898,243)	(170,035,636)	$(1,952,168,613)

220	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

Total Return Bond Fund
Class A
Sold	6,460,204	$89,929,318	5,895,783	$81,405,079
Issued as reinvestment of dividends	970,429	13,378,383	1,327,577	18,064,838
Redeemed	(9,348,002)	(130,134,771)	(10,327,513)	(142,154,906)

Net increase (decrease)	(1,917,369)	$(26,827,070)	(3,104,153)	$(42,684,989)

Class I
Sold	58,980,638	$814,523,871	53,818,134	$740,726,890
Issued as reinvestment of dividends	5,993,318	81,900,951	4,578,288	61,874,229
Redeemed	(40,893,856)	(566,116,026)	(42,881,443)	(588,446,182)

Net increase (decrease)	24,080,100	$330,308,796	15,514,979	$214,154,937

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

Global High Income Fund
Class A
Sold	38,098,477	$383,609,386	86,272,574	$916,645,209
Issued as reinvestment of dividends	9,085,164	90,532,888	10,712,906	113,823,044
Redeemed	(72,615,332)	(728,612,636)	(78,555,107)	(830,599,559)

Net increase (decrease)	(25,431,691)	$(254,470,362)	18,430,373	$199,868,694

Class I
Sold	138,102,583	$1,328,641,709	116,282,323	$1,191,023,033
Issued as reinvestment of dividends	11,160,159	106,426,184	13,506,565	137,936,367
Redeemed	(146,422,297)	(1,405,950,078)	(92,263,147)	(938,096,095)

Net increase (decrease)	2,840,445	$29,117,815	37,525,741	$390,863,305

Artio Global Funds ï 2012 Annual Report	221

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Period Ended
	October 31, 2012		October 31, 2011*

	Shares	Amount	Shares	Amount

Emerging Markets Local Currency Debt Fund
Class A
Sold	2,631	$25,250	1,104,663	$11,044,700
Issued as reinvestment of dividends	48,521	461,657	19,454	192,861
Redeemed	(3,954)	(37,711)	(269)	(2,488)

Net increase (decrease)	47,198	$449,196	1,123,848	$11,235,073

Class I
Sold	142,491	$1,373,338	1,304,120	$13,061,000
Issued as reinvestment of dividends	63,212	600,381	23,620	234,045
Redeemed	(109,389)	(1,049,666)	(2,129)	(21,196)

Net increase (decrease)	96,314	$924,053	1,325,611	$13,273,849

*	Commenced operations on May 24, 2011.

Through seed capital contributions by Artio Global Investors, ownership of beneficial shares outstanding at October 31, 2012 was:

Fund	% of Ownership
Emerging Markets Local Currency Debt Fund — Class A shares	99.72%
Emerging Markets Local Currency Debt Fund — Class I shares	82.54%

9.	Federal Tax Information

Permanent differences between book and tax income and loss amounts, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses. These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, recharacterized distributions, and adjustments relating to the dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

222	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income	Gain/(loss)
	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)
Select Opportunities Fund	$755	$(6,709)	$5,954
International Equity Fund	—	(2,447,759)	2,447,759
International Equity Fund II	—	2,098,756	(2,098,756)
Total Return Bond Fund	—	(2,945,677)	2,945,677
Global High Income Fund	(5,014,916)	5,519,634	(504,718)
Emerging Markets Local Currency Debt Fund	(821,171)	53,338	767,833

The tax character of distributions paid for the year ended October 31, 2012 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Select Opportunities Fund	$25,087	$—	$—
International Equity Fund	88,666,220	—	—
International Equity Fund II	68,947,455	—	—
Total Return Bond Fund	89,456,105	20,297,797	—
Global High Income Fund	246,832,423	51,924,409	5,014,916
Emerging Markets Local Currency Debt Fund	230,229	84,180	747,629

The tax character of distributions paid for the year ended October 31, 2011 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Select Opportunities Fund	$97,512	$—	$—
International Equity Fund	173,962,493	—	—
International Equity Fund II	170,650,225	—	—
Total Return Bond Fund	75,386,994	30,899,335	—
Global High Income Fund	306,802,883	33,119,783	—
Emerging Markets Local Currency Debt Fund	187,459	239,447	—

Artio Global Funds ï 2012 Annual Report	223

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2012, the components of distributable earnings on a tax basis was as follows:

			Undistributed
			Long Term
	Undistributed	Unrealized	Capital Gains	Other
	Ordinary	Appreciation/	(Capital Loss	Temporary
	Income	(Depreciation)	Carryforwards)	Differences
Select Opportunities Fund	$187,778	$591,072	$(29,932,510)	$—
International Equity Fund	7,506,884	(267,176,036)	(2,235,505,021)	—
International Equity Fund II	25,778,433	(5,539,460)	(2,831,994,503)	(128,483)
Total Return Bond Fund	29,479,044	73,885,873	16,985,431	2
Global High Income Fund	—	59,005,571	(13,382,044)	(1,347,282)
Emerging Markets Local Currency Debt Fund	—	(78,922)	—	(84,676)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

At October 31, 2012, the following Funds had net realized loss carryforwards for federal income tax purposes:

	Expires	Expires	Expires	Unlimited	Unlimited
	in	in	in	(Short	(Long
	2016	2017	2018	Term)	Term)
Select Opportunities Fund	$19,631,562	$10,012,137	$—	$121,853	$166,958
International Equity Fund	314,780,611	1,643,693,179	—	119,951,224	157,080,007
International Equity Fund II	1,379,336,238	1,211,390,775	121,152,924	102,883,392	17,231,174
Total Return Bond Fund	—	—	—	—	—
Global High Income Fund	—	—	—	13,382,044	—
Emerging Markets Local Currency Debt Fund	—	—	—	—	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their

224	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10.	Line of Credit

Artio Select Opportunities Fund Inc. and Artio Global Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a $250,000,000 (the “Facility Amount”) revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

		Average	Average
	Sublimit	Outstanding Daily	Weighted
	Amount	Balance	Interest Rate
Select Opportunities Fund	$5,000,000	$99,125	1.40%
International Equity Fund	200,000,000	4,058,491	1.40%
International Equity Fund II	200,000,000	6,475,260	1.40%
Total Return Bond Fund	50,000,000	—	—

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a $250,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

		Average	Average
	Sublimit	Outstanding Daily	Weighted
	Amount	Balance	Interest Rate
Global High Income Fund	$250,000,000	$141,671	1.40%

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Facility Amount.

The Funds had no loans outstanding as of October 31, 2012.

Artio Global Funds ï 2012 Annual Report	225

NOTES TO FINANCIAL STATEMENTS (Continued)

11.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for public entities for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the adoption of ASU 2011-11 will have on the Funds’ financial statement disclosures.

12.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to October 31, 2012 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

On December 13, 2012, the Board of Trustees approved the Adviser’s proposal to open the International Equity Fund to new investors effective on or about January 2, 2013. Additionally, the Board of Trustees approved the name change from the Artio Emerging Markets Local Currency Debt Fund to the Artio Emerging Markets Local Debt Fund, effective January 1, 2013.

226	Artio Global Funds ï 2012 Annual Report

RESULTS OF MEETINGS OF SHAREHOLDERS (Unaudited)

ARTIO SELECT OPPORTUNITIES FUND INC.

Special Meetings of Shareholders

The special meeting of Shareholders of the Artio Select Opportunities Fund Inc. (the “Fund”) was held on July 26, 2012. At the meeting, the following shares of the Fund were represented:

	Shares Represented	Percentage of
Fund	by Proxy	Shares Outstanding
Artio Select Opportunities Fund Inc.	367,414.4140	62.294%

Shareholders of the Fund voted on the following proposals:

1.	To elect Directors of the Fund.

Nominee	For	Withheld
Antoine Bernheim	360,914.8030	6,291.6110
Thomas Gibbons	360,914.8030	6,291.6110
Cynthia Hostetler	360,845.8030	6,360.6110
Harvey B. Kaplan	360,675.8030	6,530.6110
Robert S. Matthews	360,991.8030	6,214.6110
Peter Wolfram	360,991.8030	6,214.6110
Anthony Williams	360,806.8030	6,399.6110

2.	To consider the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging markets securities.

For	Against	Abstain	Broker Non-Votes
247,347.6400	42,483.7740	1,455.0000	76,128.0000

3.	To consider the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S.

For	Against	Abstain	Broker Non-Votes
248,094.9440	41,062.4700	2,129.0000	76,128.0000

Artio Global Funds ï 2012 Annual Report	227

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Artio Select Opportunities Fund Inc.

and

The Shareholders and Board of Trustees
Artio Global Investment Funds

We have audited the accompanying statements of assets and liabilities of Artio Select Opportunities Fund Inc. and Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, and Artio Emerging Markets Local Currency Debt Fund (five of the series constituting the Artio Global Investment Funds) (collectively, the Funds), including the portfolios of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artio Select Opportunities Fund Inc, Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, and Artio Emerging Markets Local Currency Debt Fund as of October 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, MA
December 24, 2012

228	Artio Global Funds ï 2012 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.	Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.	Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

Artio Global Funds ï 2012 Annual Report	229

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Select Opportunities Fund Inc. (the “Select Opportunities Fund” or “SOF”):

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held During Past Five Years

Antoine Bernheim 59 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of SOF since July 1990; Chairman of the Fund complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing)	6	None

Thomas Gibbons 65 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of SOF since December 1993.	President, Cornerstone Associates Management, 1987–present (consulting firm)	6	None

Cynthia Hostetler 49 330 Madison Avenue New York, New York 10017	Trustee of the Trust since September 2011; Director of SOF since November 2010.	Member of the Board of Directors of the Edgen Group (distributor), 2012–present; Head of Private Equity and Vice President of Investment Funds, Overseas Private Investment Corporation, 2001–2009; President, First Manhattan Bancorporation, 1991–2006.	6	None

Robert S. Matthews 69 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of SOF since June 2002.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm)	6	Trustee, Allstate Financial Investment Trust, 2008–2009 (investment company)

230	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Select Opportunities Fund Inc. (the “Select Opportunities Fund” or “SOF”):—(Continued)

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held During Past Five Years

Peter Wolfram 59 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of SOF since November 2004.	Partner, Kelley Drye & Warren, 1983–present (law firm)	6	None

Anthony Williams (4) 48 330 Madison Avenue New York, New York 10017	Director of SOF since July 26, 2012.	Chief Executive Officer, Artio Global (2012–present) and member of Board of Directors of Artio Global Investors Inc. (2004–present); Chief Operating Officer, Artio Global (2004–2012).	1	None

*	The Fund Complex refers to the five series of the Trust and the Select Opportunities Fund.
(1)	Each Trustee and Director serves during the lifetime of the Trust or Select Opportunities Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor.
(2)	Directorships include public companies and any company registered as an investment company.
(3)	Age calculated as of October 31, 2012.
(4)	Mr. Williams is an Interested Director because he is an employee of Artio Global Investors, Inc.

Artio Global Funds ï 2012 Annual Report	231

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Mr. James, Ms. Coop, Mr. Smith, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. James, Ms. Coop and Mr. Smith is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is Global Financial Markets Institute, P.O. Box 388, Jericho, NY 17753–0388.

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1), (2)	During Past Five Years

Anthony Williams 48 President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.	• Chief Executive Officer and member of Board of Directors of Artio Global Investors Inc. (2012–present) • Chief Operating Officer of Artio Global Management LLC (2004–2012)

Greg Hopper 55 Vice President	Officer for the Funds since 2002.	• Senior Vice President, Artio Global Management LLC (2009–present) • First Vice President of Artio Global Management LLC (2002–2009)

Richard C. Pell 58 Vice President	Officer for the Trust since 1995; for SOF, since 2004.	• Chief Investment Officer of Artio Global Management LLC (1995–present) • Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007–2012)

Donald Quigley 47 Vice President	Officer for the Trust since 2001.	• Senior Vice President and Head of Global Fixed–Income, Artio Global Management LLC (2001–present)

Rudolph–Riad Younes 51 Vice President	Officer for the Trust since 1997; for SOF, since 2004.	• Managing Director and Head of International Equity, Artio Global Management LLC (2002–present)

Keith Walter 43 Vice President	Officer for SOF since 2012.
•   Senior Porfolio Manager and Head of Global Equity, Artio Global Management LLC (2012–present)
•   Portfolio Manager for a private family office (2010–2012)
•   Senior Porfolio Manager, Artio Global Management LLC (1999–2010)

Elena Liapkova 38 Vice President	Officer for the Trust since 2010.	• Porfolio Manager and Vice President, Artio Global Management LLC (2005–present)

Victor J. Simon 43 Vice President	Officer for the Funds since 2010.	• First Vice President, Artio Global (2006–present)

232	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:—(Continued)

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1), (2)	During Past Five Years

Timothy J. Clemens 36 Chief Financial Officer	Officer for the Funds since 2009.	• Vice President, Artio Global Management LLC (2009–present) • Vice President, The Bank of New York Mellon (2006–2009)

Alex Bogaenko 49 Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005–present)

Michael K. Quain 55 Chief Compliance Officer	Officer for the Funds since 2004.	• First Vice President of Artio Global Management LLC (2002–present)

Kenneth Kapner 55 Vice President of Risk Management	Officer for the Funds since 2009.	• President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997–present)

Michael McVoy 55 Anti–Money Laundering and Identity Theft Officer	Officer for the Funds since 2004.	• Chief Compliance Officer for U.S. Bancorp (2002–present) • Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)

David James 41 Assistant Secretary	Officer for the Funds since 2010.	• Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present) • Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009)

Tracie A. Coop 35 Secretary	Officer for the Funds since 2008.	• Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present)

Brian Smith 45 Assistant Treasurer	Officer for the Funds since 2007.	• Vice President, State Street Bank and Trust Company (2007–present)

(1)	Each officer of the Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2)	Pursuant to the Trust’s By–laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.
(3)	Age calculated as of October 31, 2012.

Artio Global Funds ï 2012 Annual Report	233

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The Select Opportunities Fund, International Equity Fund and International Equity Fund II paid foreign taxes of $0, $4,580,316 and $3,540,888 and earned $0, $0 and $53,308,676 of foreign income during the year ended October 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, $0.04, $0.04 and $0.02 per share were designated as foreign taxes paid for Select Opportunities Fund, International Equity Fund and International Equity Fund II and $0.37, $0.74 and $0.30 per share were designated as income earned from foreign sources for the Select Opportunities Fund, International Equity Fund and International Equity Fund II for the year ended October 31, 2012.

The table below shows distributions paid from investment company taxable income earned in the year ended October 31, 2012, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2012 year end information will be reported to you on your 2012 Form 1099-DIV, which shall be provided to you in early 2013.

QDI
Select Opportunities Fund	$502,338
International Equity Fund	64,902,812
International Equity Fund II	47,400,146
Global High Income Fund	2,923,177

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2012 qualified dividends received deductions were the following:

DRD
Select Opportunities Fund	100.00%
Global High Income Fund	1.20%

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2012:

Long Term
Capital Gain
Dividend
Select Opportunities Fund	$—
International Equity Fund	—
International Equity Fund II	—
Total Return Bond Fund	20,297,797
Global High Income Fund	51,924,409
Emerging Markets Local Currency Debt Fund	84,180

234	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio Select Opportunities Fund Inc. and the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

Annual Report
Artio Global Funds
Artio US Microcap Fund
Artio US Smallcap Fund
Artio US Midcap Fund
Artio US Multicap Fund
October 31, 2012

TABLE OF CONTENTS

Management’s Commentary	2

Shareholder Expenses	5

Portfolio of Investments:
Artio U.S. Microcap Fund	7
Artio U.S. Smallcap Fund	9
Artio U.S. Midcap Fund	11
Artio U.S. Multicap Fund	13

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	19

Financial Highlights	23

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	46

Additional Information Page	47

Artio Global Funds: Trustees and Officers	48

Supplemental Tax Information	52

MANAGEMENT’S COMMENTARY

Artio US Microcap Fund
Artio US Smallcap Fund
Artio US Midcap Fund
Artio US Multicap Fund
2012 Annual Report

Performance Review

At the close of their fiscal year on October 31, 2012 (the “Reporting Period”), the four US equity funds within the Artio Global Funds family officially closed. Below is a summary of their performance for that twelve month period.

Artio US Microcap Fund

For the Reporting Period, the Artio US Microcap Fund (Class A Shares) returned 6.96%, underperforming the 16.49% return of the Russell Microcap Index and the 12.08% return of the Russell 2000 Index. Underperformance was primarily attributable to the industrials, financial and technology sectors which more than offset the positive impact of cash positioning and to a lesser degree the benefits that came from avoidance of the telecommunications and utilities sectors. Within industrials, stock selection proved detrimental with an overweight positioning having a smaller negative impact. Cenveo Inc., Meritor Inc. and Box Ships Inc. were the three industrial stocks that accounted for most of the sector’s underperformance. The majority of the financial sector’s drag was caused by an underweight positioning but stock selection was also negative. Stocks held in the portfolio that hurt returns included WSFS Financial Corp. and Calamos Asset Management Inc. Finally, technology sector stock selection depressed returns as did the portfolio’s overweight positioning, albeit to a lesser extent. Chief among the detractors were Super Micro Computer Inc., Network Engines Inc. and RF Micro Devices Inc.

Artio US Smallcap Fund

For the Reporting Period, the Artio US Smallcap Fund (Class A Shares) returned 3.95%, versus the 12.08% return of the Russell 2000 Index. This underperformance was mainly attributable to unfavorable stock selection. The Fund’s energy, materials and consumer discretionary holdings underperformed and more than outweighed positive stock performance within the healthcare sector as well as cash positioning. Within the energy sector, the three largest detractors were CARBO Ceramics Inc., Forest Oil Corp. and Hercules Offshore Inc. Molycorp Inc., Gold Resource Corp. and Intrepid Potash Inc. had the largest negative impact in the materials sector and among consumer discretionary holdings, Teavana Holdings Inc., Guess? Inc. and

2	Artio Global Funds ï 2012 Annual Report

Sotheby’s accounted for the majority of the underperformance. In the healthcare sector, the Fund’s position in Ista Pharmaceuticals Inc. represented the largest portion of the outperformance followed by ViroPharma Inc. and Catalyst Health Solutions Inc.

Artio US Midcap Fund

For the Reporting Period, the Artio US Midcap Fund (Class A Shares) returned 4.60% underperforming the 12.15% return of the Russell Midcap Index. A large portion of the underperformance was attributable to stock selection in the materials, consumer discretionary and technology sectors. This more than offset strong financial sector stock selection as well as cash positioning. Among materials holdings, Walter Energy Inc. had the largest negative impact followed by Coeur d’Alene Mines Corp. Within the consumer discretionary, the three top detractors were Teavana Holdings Inc., Tiffany & Co. and Coach Inc. Finally, among technology positions held during the Reporting Period, Electronic Arts Inc., NetApp Inc. and Riverbed Technology Inc. all hurt returns. On the positive side, in the financial sector, returns benefited most from Delphi Financial Group Inc. followed by BB&T Corp. and Allstate Corp.

Artio US Multicap Fund

For the Reporting Period, the Artio US Multicap Fund (Class A Shares) rose 7.53%, which was below the 14.75% rise of the Russell 3000 Index. Stock selection in the consumer discretionary, materials and technology sectors had the greatest negative impact. Teavana Holdings Inc., Chipotle Mexican Grill Inc. and Coach Inc. were the three worst performers within the consumer discretionary sector. Cliffs Natural Resources Inc. accounted for the largest negative impact within the materials sector and was followed by Kinross Gold Corp. and Gold Resource Corp. Finally, within the technology sector, returns were hampered by Electronic Arts Inc., NetApp Inc. and Riverbed Technology Inc. The Fund’s cash positioning proved to be a positive contributor to results followed by the consumer staples sector which benefited from both stock selection as well as an underweight stance.

Must be preceded or accompanied by a current prospectus.

Please refer to the prospectus for more complete information on the special risks associated with investing in the Artio US Equity Funds, including, but not limited to stock market risk, smaller companies risk, liquidity risk, foreign investment risk and derivatives risk. Stocks of micro, small and mid capitalization companies are more volatile, less liquid, involve substantial risks, and are subject to more abrupt or erratic movements than large capitalization companies. In order to achieve its

Artio Global Funds ï 2012 Annual Report	3

investment objective, each fund may use derivatives such as futures, forwards and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

Performance returns may be positively impacted by investments in initial public offerings (“IPOs”).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the manager, Artio Global, the funds, or any affiliated company.

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all US equities by market capitalization.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in US dollars.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in US dollars.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market, with all values expressed in US dollars.

It is not possible to invest directly in an index.

Diversification does not assure a profit or protect against a loss in a declining market.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings and are not recommendations to buy or sell any security mentioned. Contributing and detracting stocks held by each portfolio may or may not have been held at the end of the Reporting Period.

Portfolio holdings are subject to risk.

The Artio Global Funds are distributed by Quasar Distributors, LLC.

4	Artio Global Funds ï 2012 Annual Report

SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/12	Value 10/31/12	Expense Ratio	during Period
U.S. Microcap Fund
Class A
Actual	$1,000.00	$948.30	1.80%	$8.82
Hypothetical	1,000.00	1,016.10	1.80	9.12

Class I

Actual	$1,000.00	$950.80	1.50%	$7.36
Hypothetical	1,000.00	1,017.60	1.50	7.61

Artio Global Funds ï 2012 Annual Report	5

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/12	Value 10/31/12	Expense Ratio	during Period
U.S. Smallcap Fund
Class A
Actual	$1,000.00	$916.10	1.42%	$6.84
Hypothetical	1,000.00	1,018.00	1.42	7.20

Class I

Actual	$1,000.00	$916.80	1.17%	$5.64
Hypothetical	1,000.00	1,019.30	1.17	5.94

U.S. Midcap Fund
Class A

Actual	$1,000.00	$958.30	1.33%	$6.55
Hypothetical	1,000.00	1,018.50	1.33	6.75

Class I

Actual	$1,000.00	$959.60	1.03%	$5.07
Hypothetical	1,000.00	1,020.00	1.03	5.23

U.S. Multicap Fund
Class A

Actual	$1,000.00	$959.90	1.30%	$6.40
Hypothetical	1,000.00	1,018.60	1.30	6.60

Class I

Actual	$1,000.00	$953.30	1.00%	$4.91
Hypothetical	1,000.00	1,020.10	1.00	5.08

6	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio U.S. Microcap Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—100.0%†
3,118,486	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $3,118,487 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $3,185,931. (Cost $3,118,486)	$3,118,486

		TOTAL INVESTMENTS—100.0% (Cost $3,118,486)	3,118,486
		OTHER ASSETS AND LIABILITIES—(100.0)%	(3,118,486)

		TOTAL NET ASSETS——%	$—

Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund assets.
Aggregate cost for federal income tax purposes was $3,118,486.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	7

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio U.S. Microcap Fund

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Short-term Investment	100.0%	3,118,486

Total Investments	100.0%	3,118,486
Other Assets and Liabilities (Net)	(100.0)%	(3,118,486)

Net Assets	—%	$—

See Notes to Financial Statements

8	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio U.S. Smallcap Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—100.0%†
6,749,065	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $6,749,067 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $6,887,781. (Cost $6,749,065)	$6,749,065

		TOTAL INVESTMENTS—100.0% (Cost $6,749,065)	6,749,065
		OTHER ASSETS AND LIABILITIES—(100.0)%	(6,749,065)

		TOTAL NET ASSETS——%	$—

Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund assets.
Aggregate cost for federal income tax purposes was $6,749,065.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	9

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio U.S. Smallcap Fund

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Short-term Investment	100.0%	6,749,065

Total Investments	100.0%	6,749,065
Other Assets and Liabilities (Net)	(100.0)%	(6,749,065)

Net Assets	—%	$—

See Notes to Financial Statements

10	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio U.S. Midcap Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—100.0%†
2,017,749	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $2,017,750 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $2,058,356. (Cost $2,017,749)	$2,017,749

		TOTAL INVESTMENTS—100.0% (Cost $2,017,749)	2,017,749
		OTHER ASSETS AND LIABILITIES—(100.0)%	(2,017,749)

		TOTAL NET ASSETS——%	$—

Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund assets.
Aggregate cost for federal income tax purposes was $2,017,749.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	11

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio U.S. Midcap Fund

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Short-term Investment	100.0%	2,017,749

Total Investments	100.0%	2,017,749
Other Assets and Liabilities (Net)	(100.0)%	(2,017,749)

Net Assets	—%	$—

See Notes to Financial Statements

12	Artio Global Funds ï 2012 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2012

Artio U.S. Multicap Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—100.0%†
484,051	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2012, due 11/01/2012, with a maturity value of $484,051 and an effective yield of 0.01%, collateralized by Federal Home Loan Mortgage Corporation, with a rate of 4.500%, a maturity of 01/15/2014, and an aggregate fair value of $494,644. (Cost $484,051)	$484,051

		TOTAL INVESTMENTS—100.0% (Cost $484,051)	484,051
		OTHER ASSETS AND LIABILITIES—(100.0)%	(484,051)

		TOTAL NET ASSETS——%	$—

Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund assets.
Aggregate cost for federal income tax purposes was $484,051.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	13

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2012

Artio U.S. Multicap Fund

At October 31, 2012, sector diversification of the Fund’s investments was as follows:

	% of	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Short-term Investment	100.0%	484,051

Total Investments	100.0%	484,051
Other Assets and Liabilities (Net)	(100.0)%	(484,051)

Net Assets	—%	$—

See Notes to Financial Statements

14	Artio Global Funds ï 2012 Annual Report

STATEMENT OF ASSETS AND LIABILITIES - LIQUIDATION BASIS	October 31, 2012

	Artio	Artio
	U.S. Microcap	U.S. Smallcap
ASSETS:
Repurchase agreements (Cost $3,118,486 and $6,749,065, respectively)	$3,118,486	$6,749,065
Cash	—	56
Receivables:
Interest and dividends	—	11

Total Assets	3,118,486	6,749,132

LIABILITIES:
Payables:
Fund shares repurchased	3,089,141	6,653,153
Investment advisory fee (Note 3)	3,676	3,900
Accrued expenses and other payables	25,669	92,079

Total Liabilities	3,118,486	6,749,132

NET ASSETS	$—	$—

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	15

STATEMENT OF ASSETS AND LIABILITIES - LIQUIDATION BASIS (Continued)	October 31, 2012

	Artio	Artio
	U.S. Midcap	U.S. Multicap
ASSETS:
Repurchase agreements (Cost $2,017,749 and $484,051, respectively)	$2,017,749	$484,051
Receivables:
Interest and dividends	715	—

Total Assets	2,018,464	484,051

LIABILITIES:
Payables:
Fund shares repurchased	1,989,600	457,592
Investment advisory fee (Note 3)	2,043	2,784
Accrued expenses and other payables	26,821	23,675

Total Liabilities	2,018,464	484,051

NET ASSETS	$—	$—

See Notes to Financial Statements

16	Artio Global Funds ï 2012 Annual Report

STATEMENT OF OPERATIONS - LIQUIDATION BASIS

For the Year Ended October 31, 2012

	Artio	Artio
	U.S. Microcap	U.S. Smallcap
INVESTMENT INCOME:
Interest	$49	$213
Dividends††	107,796	1,037,337

Total investment income	107,845	1,037,550

EXPENSES:
Investment advisory fee (Note 3)	147,586	626,291
Custody fees	13,448	22,354
Administration fees	2,009	2,410
Professional fees	34,325	60,090
Trustees’ fees and expenses	869	4,659
Registration and filing fees	45,439	50,863
Shareholder reports	1,351	26,509
Insurance premium expense	710	5,272
Interest expense	314	2,040
Commitment fee	525	2,626
Miscellaneous fees	1,186	2,327

Total expenses common to all classes	247,762	805,441

Transfer agent fees
Class A	7,394	14,015
Class I	591	251,620
Distribution and shareholder servicing fees (Note 4)
Class A	7,176	48,067

Total gross expenses	262,923	1,119,143

Custody offset arrangement (Note 3)	(7)	(19)
Expenses reimbursed by investment adviser (Note 3) (1)	(72,937)	(269,906)
Expenses waived by investment adviser (Note 3)	(602)	(3,326)

Net expenses	189,377	845,892

NET INVESTMENT INCOME (LOSS)	(81,532)	191,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	786,677	2,987,260

Net realized gain on investments	786,677	2,987,260

Net change in unrealized appreciation (depreciation) on:
Investments	56,181	(1,573,582)

Net change in unrealized appreciation (depreciation) of investments	56,181	(1,573,582)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	842,858	1,413,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$761,326	$1,605,336

††	Net of foreign withholding taxes of $643 and $0 for the Artio U.S. Microcap Fund and Artio U.S. Smallcap Fund, respectively.
(1)	The expenses reimbursed on Artio U.S. Microcap Fund for Class A and Class I were $(20,485) and $(52,452), respectively. The expenses reimbursed on Artio U.S. Smallcap for Class A and Class I were $(19,176) and $(250,730), respectively.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	17

STATEMENT OF OPERATIONS - LIQUIDATION BASIS (Continued)

For the Year Ended October 31, 2012

	Artio	Artio
	U.S. Midcap	U.S. Multicap
INVESTMENT INCOME:
Interest	$31	$9
Dividends††	101,369	63,269

Total investment income	101,400	63,278

EXPENSES:
Investment advisory fee (Note 3)	51,330	27,828
Custody fees	13,474	11,228
Administration fees	2,270	2,007
Professional fees	28,249	25,668
Trustees’ fees and expenses	544	287
Registration and filing fees	43,955	43,862
Shareholder reports	1,138	689
Insurance premium expense	318	280
Interest expense	275	132
Commitment fee	525	525
Miscellaneous fees	1,084	1,045

Total expenses common to all classes	143,162	113,551

Transfer agent fees
Class A	2,265	1,356
Class I	377	336
Distribution and shareholder servicing fees (Note 4)
Class A	7,440	1,507

Total gross expenses	153,244	116,750

Custody offset arrangement (Note 3)	(8)	(17)
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(75,659)	(76,957)
Expenses waived by investment adviser (Note 3)	(329)	(188)

Net expenses	77,248	39,588

NET INVESTMENT INCOME	24,152	23,690

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	606,578	649,319

Net realized gain on investments	606,578	649,319

Net change in unrealized depreciation on:
Investments	(559,745)	(384,433)

Net change in unrealized depreciation of investments	(559,745)	(384,433)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	46,833	264,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,985	$288,576

††	Net of foreign withholding taxes of $36 and $232 for the Artio U.S. Midcap Fund and Artio U.S. Multicap Fund, respectively.
(1)	The expenses reimbursed on Artio U.S. Midcap Fund for Class A and Class I were $(31,714) and $(41,424), respectively. The expenses reimbursed on Artio U.S. Multicap Fund for Class A and Class I were $(8,164) and $(68,746), respectively.
(2)	The expenses reimbursed on Artio U.S. Midcap Fund and Artio U.S. Multicap Fund include a non-recoupable amount of $(2,521) and $(46), respectively, relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

18	Artio Global Funds ï 2012 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Artio U.S. Microcap Fund

	For the Year
	Ended	For the Year
	October 31, 2012	Ended
	(Liquidation Basis)	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(81,532)	$(114,762)
Net realized gain on investments	786,677	1,653,059
Net change in unrealized appreciation (depreciation) of investments	56,181	(1,214,040)

Net increase in net assets resulting from operations	761,326	324,257

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	(199,312)	—
Class I	(640,904)	—

Total distributions to shareholders	(840,216)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares
Class A	1,464,540	8,548,922
Class I	4,072,211	8,864,370
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	190,686	—
Class I	365,640	—
Cost of shares redeemed
Class A	(4,774,110)	(10,175,893)
Class I	(13,616,643)	(6,211,705)

Net increase (decrease) from Fund share transactions	(12,297,676)	1,025,694

Net increase (decrease) in net assets	(12,376,566)	1,349,951

NET ASSETS
Beginning of year	12,376,566	11,026,615

End of year (including undistributed net investment income of $- and $(24,037), respectively)	$—	$12,376,566

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	19

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Smallcap Fund

	For the Year
	Ended	For the Year
	October 31, 2012	Ended
	(Liquidation Basis)	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$191,658	$(542,621)
Net realized gain on investments	2,987,260	10,277,024
Net change in unrealized appreciation (depreciation) of investments	(1,573,582)	(4,716,736)

Net increase in net assets resulting from operations	1,605,336	5,017,667

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	(2,239,009)	—
Class I	(6,189,087)	—

Total distributions to shareholders	(8,428,096)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares
Class A	14,486,816	17,610,557
Class I	28,586,235	20,298,160
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	2,194,073	—
Class I	5,306,524	—
Cost of shares redeemed
Class A	(39,808,116)	(21,275,362)
Class I	(88,020,992)	(20,797,307)

Net decrease from Fund share transactions	(77,255,460)	(4,163,952)

Net increase (decrease) in net assets	(84,078,220)	853,715

NET ASSETS
Beginning of year	84,078,220	83,224,505

End of year (including undistributed net investment income of $- and $(24,036), respectively)	$—	$84,078,220

See Notes to Financial Statements

20	Artio Global Funds ï 2012 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Midcap Fund

	For the Year
	Ended	For the Year
	October 31, 2012	Ended
	(Liquidation Basis)	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,152	$(26,982)
Net realized gain on investments	606,578	1,465,997
Net change in unrealized depreciation of investments	(559,745)	(45,523)

Net increase in net assets resulting from operations	70,985	1,393,492

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	(333,082)	—
Class I	(413,644)	—

Total distributions to shareholders	(746,726)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares
Class A	2,711,783	1,966,289
Class I	2,180,227	2,565,421
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	329,104	—
Class I	378,937	—
Cost of shares redeemed
Class A	(4,896,450)	(3,694,162)
Class I	(4,979,641)	(3,629,581)

Net decrease from Fund share transactions	(4,276,040)	(2,792,033)

Net decrease in net assets	(4,951,781)	(1,398,541)

NET ASSETS
Beginning of year	4,951,781	6,350,322

End of year (including undistributed net investment income of $- and $(21,755), respectively)	$—	$4,951,781

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	21

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Multicap Fund

	For the Year
	Ended	For the Year
	October 31, 2012	Ended
	(Liquidation Basis)	October 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,690	$9,844
Net realized gain on investments	649,319	2,035,293
Net change in unrealized appreciation (depreciation) of investments	(384,433)	(763,239)

Net increase in net assets resulting from operations	288,576	1,281,898

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	—	(170)
Class I	—	(12,507)
Distributions from realized gain
Class A	(122,713)	—
Class I	(725,579)	—

Total distributions to shareholders	(848,292)	(12,677)

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares
Class A	273,808	1,068,851
Class I	379,331	1,742,157
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	119,494	10
Class I	723,345	5,971
Cost of shares redeemed
Class A	(874,216)	(4,034,670)
Class I	(4,328,352)	(4,140,011)

Net decrease from Fund share transactions	(3,706,590)	(5,357,692)

Net decrease in net assets	(4,266,306)	(4,088,471)

NET ASSETS
Beginning of year	4,266,306	8,354,777

End of year (including distributions in excess of net investment income of $- and $(20,329), respectively)	$—	$4,266,306

See Notes to Financial Statements

22	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.59		$9.77		$7.70		$6.04	$12.66

Income (loss) from investment operations:
Net investment loss (2)	(0.10)		(0.10)		(0.10)		(0.06)	(0.11)
Net realized and unrealized gain (loss) on investments	0.76		0.92		2.17		1.72	(5.11)

Total income (loss) from investment operations	0.66		0.82		2.07		1.66	(5.22)

Less distributions:
From net realized gains on investments	(0.79)		—		—		—	(1.40)

Total Distributions	(0.79)		—		—		—	(1.40)

Net Asset Value, end of year	$10.46	(3)	$10.59		$9.77		$7.70	$6.04

Total Return	6.96%		8.39%		26.88%		27.48%	(45.85	)%(4)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$3,225		$4,840		$3,236	$2,021

Ratio of net investment loss to average net assets	(0.91)%		(0.86)%		(1.12)%		(0.92)%	(1.19)%
Ratio of net expenses to average net assets (5)	1.80	%(6)	1.80	%(6)	1.80	%(6)	1.80%	1.80%

Portfolio turnover rate	107%		232%		137%		276%	215%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Reflects net asset value per share received upon liquidation of the Fund.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.52%, 2.32%, 2.61%, 4.25% and 3.80% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	23

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.72		$9.85		$7.75		$6.05	$12.71

Income (loss) from investment operations:
Net investment loss (2)	(0.06)		(0.07)		(0.08)		(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	0.76		0.94		2.18		1.74	(5.12)

Total income (loss) from investment operations	0.70		0.87		2.10		1.70	(5.20)

Less distributions:
From net realized gains on investments	(0.79)		—		—		—	(1.46)

Total Distributions	(0.79)		—		—		—	(1.46)

Net Asset Value, end of year	$10.63	(3)	$10.72		$9.85		$7.75	$6.05

Total Return	7.27%		8.72%		27.23%		27.89%	(45.63	)%(4)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$9,152		$6,186		$2,825	$2,046

Ratio of net investment loss to average net assets	(0.61)%		(0.61)%		(0.88)%		(0.60)%	(0.89)%
Ratio of net expenses to average net assets (5)	1.50	%(6)	1.50	%(6)	1.50	%(6)	1.50%	1.50%

Portfolio turnover rate	107%		232%		137%		276%	215%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Reflects net asset value per share received upon liquidation of the Fund.
(4)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.08%, 1.94%, 2.39%, 3.60% and 3.32% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

24	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.64		$10.07		$8.48		$6.32	$14.13

Income (loss) from investment operations:
Net investment loss (2)	(0.01)		(0.09)		(0.09)		(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.37		0.66		1.68		2.20	(4.82)

Total income (loss) from investment operations	0.36		0.57		1.59		2.16	(4.85)

Less distributions:
From net realized gains on investments	(1.07)		—		—		—	(2.96)

Total Distributions	(1.07)		—		—		—	(2.96)

Net Asset Value, end of year	$9.93	(3)	$10.64		$10.07		$8.48	$6.32

Total Return	3.95%		5.56%		18.87%		34.18%	(41.89)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$24,687		$27,024		$11,277	$2,743

Ratio of net investment loss to average net assets	(0.09)%		(0.80)%		(0.94)%		(0.52)%	(0.31)%
Ratio of net expenses to average net assets (4)	1.47	%(5)	1.50	%(5)	1.50	%(5)	1.50%	1.50%

Portfolio turnover rate	164%		180%		145%		281%	253%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Reflects net asset value per share received upon liquidation of the Fund.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.57%, 1.43%, 1.54%, 2.88%, and 3.21%, for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(5)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	25

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.76		$10.15		$8.52		$6.33	$14.18

Income (loss) from investment operations:
Net investment income (loss) (2)	0.05		(0.05)		(0.07)		(0.01)	— (3)
Net realized and unrealized gain (loss) on investments	0.33		0.66		1.70		2.20	(4.84)

Total income (loss) from investment operations	0.38		0.61		1.63		2.19	(4.84)

Less distributions:
From net realized gains on investments	(1.11)		—		—		—	(3.01)

Total Distributions	(1.11)		—		—		—	(3.01)

Net Asset Value, end of year	$10.03	(4)	$10.76		$10.15		$8.52	$6.33

Total Return	4.16%		5.91%		19.25%		34.60%	(41.70)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$59,391		$56,201		$3,490	$2,450

Ratio of net investment income (loss) to average net assets	0.44%		(0.47)%		(0.76)%		(0.12)%	(0.02)%
Ratio of net expenses to average net assets (5)	1.19	%(6)	1.20	%(6)	1.20	%(6)	1.20%	1.20%

Portfolio turnover rate	164%		180%		145%		281%	253%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Rounds to less than $0.01.
(4)	Reflects net asset value per share received upon liquidation of the Fund.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.73%, 1.60%, 1.27%, 2.59%, and 2.78%, for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

26	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$11.83		$10.19		$8.15		$6.81	$12.74

Income (loss) from investment operations:
Net investment income (loss) (2)	0.02		(0.07)		(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.41		1.71		2.07		1.33	(4.94)

Total income (loss) from investment operations	0.43		1.64		2.05		1.34	(4.95)

Less distributions:
From net investment income	—		—		(0.01)		—	—
From net realized gains on investments	(1.69)		—		—		—	(0.98)

Total Distributions	(1.69)		—		(0.01)		—	(0.98)

Net Asset Value, end of year	$10.57	(3)	$11.83		$10.19		$8.15	$6.81

Total Return	4.60%		16.09%		25.13%		19.68%	(41.91)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$2,186		$3,209		$2,442	$2,096

Ratio of net investment income (loss) to average net assets	0.21%		(0.58)%		(0.20)%		0.19%	(0.08)%
Ratio of net expenses to average net assets (4)	1.34	%(5)	1.35	%(5)	1.35	%(5)	1.35%	1.35%

Portfolio turnover rate	141%		178%		141%		232%	209%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Reflects net asset value per share received upon liquidation of the Fund.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.49%, 2.65%, 2.74%, 3.71% and 3.10% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(5)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	27

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012 (1)		2011		2010		2009	2008
Net Asset Value, beginning of year	$11.92		$10.25		$8.18		$6.82	$12.76

Income (loss) from investment operations:
Net investment income (loss) (2)	0.05		(0.03)		0.01		0.03	0.02
Net realized and unrealized gain (loss) on investments	0.42		1.70		2.09		1.33	(4.94)

Total income (loss) from investment operations	0.47		1.67		2.10		1.36	(4.92)

Less distributions:
From net investment income	—		—		(0.03)		—	—
From net realized gains on investments	(1.69)		—		—		—	(0.98)
Return of capital	—		—		—		—	(0.04)

Total Distributions	(1.69)		—		(0.03)		—	(1.02)

Net Asset Value, end of year	$10.70	(3)	$11.92		$10.25		$8.18	$6.82

Total Return	4.94%		16.29%		25.68%		19.94%	(41.72)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$2,766		$3,142		$2,495	$2,226

Ratio of net investment income (loss) to average net assets	0.50%		(0.28)%		0.10%		0.49%	0.22%
Ratio of net expenses to average net assets (4)	1.04	%(5)	1.05	%(5)	1.05	%(5)	1.05%	1.05%

Portfolio turnover rate	141%		178%		141%		232%	209%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Reflects net asset value per share received upon liquidation of the Fund.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.19%, 2.37%, 2.59%, 3.01% and 2.62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008 respectively.
(5)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

28	Artio Global Funds ï 2012 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012 (1)		2011		2010	2009	2008
Net Asset Value, beginning of year	$10.92		$10.05		$8.44	$6.93	$12.84

Income (loss) from investment operations:
Net investment income (loss) (2)	0.03		—	(3)	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	0.53		0.87		1.65	1.48	(4.75)

Total income (loss) from investment operations	0.56		0.87		1.64	1.51	(4.77)

Less distributions:
From net investment income	—		—	(3)	(0.03)	—	—
From net realized gains on investments	(2.14)		—		—	—	(1.14)

Total Distributions	(2.14)		—	(3)	(0.03)	—	(1.14)

Net Asset Value, end of year	$9.34	(4)	$10.92		$10.05	$8.44	$6.93

Total Return	7.53%		8.66%		19.43%	21.79%	(40.40)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$558		$3,001	$2,525	$2,048

Ratio of net investment income (loss) to average net assets	0.33%		(0.04)%		(0.15)%	0.46%	(0.21)%
Ratio of net expenses to average net assets (5)	1.30	%(6)	1.30	%(6)	1.30%	1.30%	1.30%

Portfolio turnover rate	79%		157%		93%	240%	214%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Reflects net asset value per share received upon liquidation of the Fund.
(5)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.67%, 2.28%, 2.31%, 3.63% and 3.14% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2012 Annual Report	29

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2012 (1)		2011		2010	2009	2008
Net Asset Value, beginning of year	$11.01		$10.11		$8.48	$6.94	$12.86

Income (loss) from investment operations:
Net investment income (2)	0.07		0.02		0.01	0.05	0.01
Net realized and unrealized gain (loss) on investments	0.44		0.90		1.67	1.49	(4.76)

Total income (loss) from investment operations	0.51		0.92		1.68	1.54	(4.75)

Less distributions:
From net investment income	—		(0.02)		(0.05)	— (3)	(0.03)
From net realized gains on investments	(2.14)		—		—	—	(1.14)

Total Distributions	(2.14)		(0.02)		(0.05)	— (3)	(1.17)

Net Asset Value, end of year	$9.38	(4)	$11.01		$10.11	$8.48	$6.94

Total Return	6.87%		9.13%		19.85%	22.24%	(40.26)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$—		$3,708		$5,354	$2,513	$2,328

Ratio of net investment income to average net assets	0.69%		0.19%		0.12%	0.76%	0.09%
Ratio of net expenses to average net assets (5)	1.00	%(6)	1.00	%(6)	1.00%	1.00%	1.00%

Portfolio turnover rate	79%		157%		93%	240%	214%

(1)	Liquidation Basis
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Reflects net asset value per share received upon liquidation of the Fund.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 3.18%, 2.04%, 2.10%, 2.97% and 2.63% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(6)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

30	Artio Global Funds ï 2012 Annual Report

NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS

1.	Organization

The Artio Global Funds consist of the Artio Select Opportunities Fund Inc. (“Select Opportunities Fund,” formerly, Artio Global Equity Fund Inc.) and the Artio Global Investment Funds (the “Trust”). The Trust is organized as a Massachusetts business trust and is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2012, the Trust offered eight diversified investment funds and one non-diversified investment fund. These financial statements and notes relate only to Artio U.S. Microcap Fund (the “U.S. Microcap Fund”), Artio U.S. Smallcap Fund (the “U.S. Smallcap Fund”), Artio U.S. Midcap Fund (the “U.S. Midcap Fund”) and Artio U.S. Multicap Fund (the “U.S. Multicap Fund”), collectively the “Funds.”

At a meeting held on September 12, 2012, the Board of Trustees (“Board” and each member thereof a “Trustee”) of the Trust unanimously approved the liquidation and dissolution of the Funds. On October 4, 2012, the Funds stopped accepting purchase and exchanges into the Funds and began an orderly winding down of their affairs, including transitioning the Funds’ portfolios to cash. On October 31, 2012, the Funds liquidated their remaining assets and distributed cash pro rata to all remaining shareholders who had not previously redeemed or exchanged all of their shares. Prior to the final distribution of assets, the Funds continued to make payment of dividends and other distributions to shareholders, as applicable.

Each of the Funds offered multiple share classes. As of October 31, 2012, the Funds offered Class A and Class I shares. The classes of shares were offered to different types of investors and had different expense structures, as outlined in the Funds’ Prospectus. Each class of shares had exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that were not attributable to a specific class were allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund were charged to that Fund. Other expenses were allocated to the respective Fund based on average daily net assets.

The investment objective of the Funds was to seek long term growth of capital.

2.	Significant Accounting Policies

The following was a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These financial statements were prepared using the liquidation basis of accounting. Changing to the liquidation basis of accounting did not have a significant effect on the accounting

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because the securities were already recorded at fair value which approximated liquidation value and the assets and liabilities were already at net realized value. The presentation of financial statements, in conformity with U.S. generally accepted accounting principles, required management to make estimates and assumptions that affected the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could have differed from these estimates.

a) Portfolio valuation: Each Fund’s assets for which market quotations were readily available were valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments were generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Fixed income securities were generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with valuation procedures (“Valuation Procedures”) approved by the Trust’s Board of Trustees.

The pricing services may have used valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency were converted into U.S. dollar values. Short-term dollar-denominated investments of appropriate credit quality that mature in 60 days or less were valued on the basis of amortized cost, which approximates fair value. To the extent each Fund invested in other open-end funds, the Fund calculated its NAV based upon the NAV of the underlying funds in which it invested. The prospectuses of these underlying funds explain the circumstances under which they would use good faith fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates were not readily available, or if Artio Global Management LLC (“Artio Global” or “Adviser”) concluded that such market quotations did not accurately reflect fair value, the fair value of a Fund’s assets were determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may have been determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service

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providers. Key inputs to such tools may have included yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest rates. In addition, the Adviser, through its pricing committee may have determined the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Board.

The closing prices of domestic or foreign securities may have not reflected their market values at the time the Funds calculated their respective NAVs if an event that materially affected the value of those securities had occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Board approved an independent pricing service to fair value foreign securities. This was generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may have caused the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may have affected the calculation of a Funds’ NAV. Certain Funds may have fair valued securities in other situations, for example, when a particular foreign market is closed but the Funds are pricing their shares.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	Inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, purchased options contracts)

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Level 2—	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatility, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs (i.e. debt securities, government securities, swap contracts, forward foreign currency contracts, foreign securities utilizing an approved vendor for systematic fair value pricing)

Level 3—	Inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. certain broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments:

U.S. Microcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT	$—	$3,118,486	$—	$3,118,486

TOTAL INVESTMENTS	—	3,118,486	—	3,118,486

TOTAL	$—	$3,118,486	$—	$3,118,486

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U.S. Smallcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT	$—	$6,749,065	$—	$6,749,065

TOTAL INVESTMENTS	—	6,749,065	—	6,749,065

TOTAL	$—	$6,749,065	$—	$6,749,065

U.S. Midcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT	$—	$2,017,749	$—	$2,017,749

TOTAL INVESTMENTS	—	2,017,749	—	2,017,749

TOTAL	$—	$2,017,749	$—	$2,017,749

U.S. Multicap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT	$—	$484,051	$—	$484,051

TOTAL INVESTMENTS	—	484,051	—	484,051

TOTAL	$—	$484,051	$—	$484,051

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. The value of the collateral is equal to at least 102% of

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NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS (Continued)

the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with Fixed Income Clearing Corporation (FICC) through their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Securities lending: U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds may lend portfolio securities to a broker. In exchange, collateral consisting of either cash or U.S. government securities in an amount of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned was maintained at all times. These Funds loan securities to brokers, dealers, and financial institutions determined by the Adviser to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invested in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive interest on the amount invested, but they are also obligated to pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds were subject to potential loss if any such Fund was delayed or prevented from exercising its right to dispose of the collateral. These Funds each bore risk in the event that invested collateral was not sufficient to meet obligations due on the loans.

The Funds did not lend securities during the fiscal year and there were no securities on loan as of October 31, 2012.

d) Securities transactions and investment income: Securities transactions were recorded as of the trade date. Realized gains and losses from securities transactions were recorded on the identified cost basis. Interest income was recorded on an accrual basis and included amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income was recorded in the Statement of Operations in liquidation on the ex-dividend date or when the Funds became aware of the dividend distribution in the case of certain foreign

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securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds were subject to foreign withholding taxes.

e) Dividends and distributions to shareholders: Distributions to shareholders were recorded on the ex-dividend date. Each Fund intended to distribute annually to its shareholders substantially all of its taxable income. U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund declared and paid dividends from net investment income, if any, annually. The Funds distributed net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains were made at the discretion of the Board of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

f) Federal income taxes: The Trust intended that each Fund separately qualified as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds did not anticipate that any income taxes would be paid.

The Adviser performed an analysis of each Fund’s tax positions for all open tax years as of October 31, 2012 and concluded that no provisions for income tax were required. The Adviser was not aware of any events that were reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof. The Funds’ income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Massachusetts revenue authorities.

3.	Investment Advisory Fee and Other Transactions

Artio Global served as the Funds’ investment adviser. Artio Global received advisory fees, based on average net assets, at the following rates:

U.S. Microcap Fund	1.25%
U.S. Smallcap Fund	0.95%

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NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS (Continued)

U.S. Midcap Fund	0.80%
U.S. Multicap Fund	0.75%

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily net assets.

The Adviser contractually agreed to reimburse certain expenses of the Funds through February 28, 2014, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets were limited (the “Expense Limit”) as specified in the table below. Any Fund with a reimbursement plan agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment did not cause each of the Fund’s annual operating expenses to exceed the Expense Limit in place at the time of the reimbursement. Any such recoupment was made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2012.

			Total
			Expenses		Expenses
			Eligible for	Expenses	Recouped
			Recoupment -	Reimbursed-	or (Expired) -
	Expense Limitations		Beginning	Current	Current
	Class A	Class I	of Period	Period	Period
U.S. Microcap Fund	1.80%	1.50%	$243,139	$72,937	$(316,076)
U.S. Smallcap Fund	1.35%	1.05%	373,038	269,906	(642,944)
U.S. Midcap Fund	1.30%	1.00%	245,852	73,138	(318,990)
U.S. Multicap Fund	1.30%	1.00%	240,406	76,911	(317,317)

Effective June 29, 2012, the Adviser has contractually agreed to reimburse certain expenses of the Artio U.S. Smallcap Fund and the Artio U.S. Midcap Fund so that the net annual expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets are limited as specified in the table above. Prior to June 29, 2012, the expense limitations were as follows:

Fund	Expense Limitations
U.S. Smallcap Fund — Class A	1.50%
U.S. Smallcap Fund — Class I	1.20%
U.S. Midcap Fund — Class A	1.35%
U.S. Midcap Fund — Class I	1.05%

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The Funds entered into an agreement with State Street Global Markets, LLC whereby certain brokers rebated, in cash, a portion of brokerage commissions. Rebated commissions were amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations in liquidation. For the year ended October 31, 2012, there were no brokerage commissions rebated under these agreements.

The Funds entered into expense offset arrangements as part of their custody agreement with State Street. Under this agreement, the custody fees for the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund were reduced by $7, $19, $8 and $17, respectively, for the year ended October 31, 2012 due to earnings credits on cash balances maintained by the Funds in foreign sub-custodial accounts. These amounts may have varied significantly over time based on the Adviser’s decisions regarding cash positions held in the Funds and current interest rates.

4.	Distribution and Shareholder Services Plans

The Funds adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A shares compensated certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may have expended an aggregate amount, on an annual basis, not to have exceeded 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds adjusted accruals accordingly for any unused or surplus balances on an annual basis. The Adviser paid additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC (“Quasar” or “Distributor”) was the Distributor of the Funds’ shares.

Under its terms, the Funds’ Plan remained in effect from year to year, provided such continuance was approved annually by a vote of a majority of the Board’s members and a majority of those Board’s members who were not “interested persons” of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

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NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS (Continued)

5.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, during the year ended October 31, 2012 were as follows:

	Cost of	Proceeds
	Purchases	From Sales
U.S. Microcap Fund	$12,141,307	$25,293,183
U.S. Smallcap Fund	103,754,866	188,729,280
U.S. Midcap Fund	8,625,771	13,485,891
U.S. Multicap Fund	2,856,113	7,381,194

At October 31, 2012, net unrealized appreciation/depreciation for federal income tax purposes was comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
U.S. Microcap Fund	$3,118,486	$—	$—	$—
U.S. Smallcap Fund	6,749,065	—	—	—
U.S. Midcap Fund	2,017,749	—	—	—
U.S. Multicap Fund	484,051	—	—	—

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6.	Shares of Beneficial Interest

The Trust issued an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest of the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

U.S. Microcap Fund
Class A
Sold	133,479	$1,464,540	710,357	$8,548,922
Issued as reinvestment of dividends	20,030	190,686	—	—
Redeemed	(457,956)	(4,774,110)	(901,227)	(10,175,893)

Net increase (decrease)	(304,447)	$(3,118,884)	(190,870)	$(1,626,971)

Class I
Sold	380,183	$4,072,211	739,605	$8,864,370
Issued as reinvestment of dividends	37,929	365,640	—	—
Redeemed	(1,272,195)	(13,616,643)	(513,300)	(6,211,705)

Net increase (decrease)	(854,083)	$(9,178,792)	226,305	$2,652,665

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

U.S. Smallcap Fund
Class A
Sold	1,421,210	$14,486,816	1,552,561	$17,610,557
Issued as reinvestment of dividends	234,159	2,194,073	—	—
Redeemed	(3,975,739)	(39,808,116)	(1,915,217)	(21,275,362)

Net increase (decrease)	(2,320,370)	$(23,127,227)	(362,656)	$(3,664,805)

Class I
Sold	2,708,923	$28,586,235	1,802,155	$20,298,160
Issued as reinvestment of dividends	561,537	5,306,524	—	—
Redeemed	(8,790,356)	(88,020,992)	(1,817,041)	(20,797,307)

Net increase (decrease)	(5,519,896)	$(54,128,233)	(14,886)	$(499,147)

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NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS (Continued)

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

U.S. Midcap Fund
Class A
Sold	249,216	$2,711,783	165,431	$1,966,289
Issued as reinvestment of dividends	33,176	329,104	—	—
Redeemed	(467,245)	(4,896,450)	(295,375)	(3,694,162)

Net increase (decrease)	(184,853)	$(1,855,563)	(129,944)	$(1,727,873)

Class I
Sold	200,856	$2,180,227	213,119	$2,565,421
Issued as reinvestment of dividends	37,818	378,937	—	—
Redeemed	(470,663)	(4,979,641)	(287,779)	(3,629,581)

Net increase (decrease)	(231,989)	$(2,420,477)	(74,660)	$(1,064,160)

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011

	Shares	Amount	Shares	Amount

U.S. Multicap Fund
Class A
Sold	28,168	$273,808	95,250	$1,068,851
Issued as reinvestment of dividends	14,328	119,494	— (1)	10
Redeemed	(93,639)	(874,216)	(342,603)	(4,034,670)

Net increase (decrease)	(51,143)	$(480,914)	(247,353)	$(2,965,809)

Class I
Sold	41,022	$379,331	154,223	$1,742,157
Issued as reinvestment of dividends	85,806	723,345	548	5,971
Redeemed	(463,683)	(4,328,352)	(347,253)	(4,140,011)

Net increase (decrease)	(336,855)	$(3,225,676)	(192,482)	$(2,391,883)

(1)	Amount rounds to less than 1.

7.	Federal Tax Information

Permanent differences between book and tax income and loss amounts, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses. These include net operating losses not utilized during the current year, recharacterized distributions, and adjustments relating to the dispositions of Real Estate

42	Artio Global Funds ï 2012 Annual Report

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Investment Trust securities. These reclassifications have no effect on net assets or net asset values per share.

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income	Gain/(loss)
	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)
U.S. Microcap Fund	$408,075	$105,569	$(513,644)
U.S. Smallcap Fund	1,569,334	(167,622)	(1,401,712)
U.S. Midcap Fund	571,455	(2,397)	(569,058)
U.S. Multicap Fund	571,605	(3,361)	(568,244)

The tax character of distributions paid for the year ended October 31, 2012 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
U.S. Microcap Fund	$—	$840,216	$—
U.S. Smallcap Fund	4,153,714	4,274,382	—
U.S. Midcap Fund	—	746,726	—
U.S. Multicap Fund	—	848,292	—

The tax character of distributions paid for the year ended October 31, 2011 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
U.S. Microcap Fund	$—	$—	$—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	—	—	—
U.S. Multicap Fund	7,754	4,923	—

8.	Line of Credit

Artio Global Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a $250,000,000 (the “Facility Amount”) revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder

Artio Global Funds ï 2012 Annual Report	43

NOTES TO FINANCIAL STATEMENTS - LIQUIDATION BASIS (Continued)

redemptions or for other short-term liquidity purposes. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

		Average	Average
	Sublimit	Outstanding Daily	Weighted
	Amount	Balance	Interest Rate
U.S. Microcap Fund	$1,000,000	$21,888	1.41%
U.S. Smallcap Fund	5,000,000	142,311	1.42%
U.S. Midcap Fund	1,000,000	19,027	1.42%
U.S. Multicap Fund	1,000,000	9,213	1.41%

Principal on each outstanding loan made under the Agreement shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Facility Amount.

The Funds had no loans outstanding as of October 31, 2012. Additionally, the Agreement terminated for the Funds in liquidation.

9.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for public entities for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the adoption of ASU 2011-11 will have on the Funds’ financial statement disclosures.

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10.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to October 31, 2012 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Artio Global Funds ï 2012 Annual Report	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Artio Global Investment Funds

We have audited the accompanying statements of assets and liabilities—liquidation basis, including the portfolios of investments, of Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund (four of the series constituting the Artio Global Investment Funds) (collectively, the Funds), including the portfolios of investments, as of October 31, 2012, and the related statements of operations—liquidation basis for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the Financial Statements, the Board of Trustees has approved the liquidation of the Funds effective September 12, 2012. As a result the basis of accounting for the Funds has changed from a going concern to the liquidation basis of accounting.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position—liquidation basis of Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund as of October 31, 2012, and the results of their operations—liquidation basis, the changes in their net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, MA
December 24, 2012

46	Artio Global Funds ï 2012 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.	Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.	Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

Artio Global Funds ï 2012 Annual Report	47

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Select Opportunities Fund Inc. (the “Select Opportunities Fund” or “SOF”):

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held During Past Five Years

Antoine Bernheim 59 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of SOF since July 1990; Chairman of the Fund complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing)	6	None

Thomas Gibbons 65 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of SOF since December 1993.	President, Cornerstone Associates Management, 1987–present (consulting firm)	6	None

Cynthia Hostetler 49 330 Madison Avenue New York, New York 10017	Trustee of the Trust since September 2011; Director of SOF since November 2010.	Member of the Board of Directors of the Edgen Group (distributor), 2012–present; Head of Private Equity and Vice President of Investment Funds, Overseas Private Investment Corporation, 2001–2009; President, First Manhattan Bancorporation, 1991–2006.	6	None

Robert S. Matthews 69 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of SOF since June 2002.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm)	6	Trustee, Allstate Financial Investment Trust, 2008–2009 (investment company)

48	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Select Opportunities Fund Inc. (the “Select Opportunities Fund” or “SOF”):—(Continued)

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held During Past Five Years

Peter Wolfram 59 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of SOF since November 2004.	Partner, Kelley Drye & Warren, 1983–present (law firm)	6	None

Anthony Williams (4) 48 330 Madison Avenue New York, New York 10017	Director of SOF since July 26, 2012.	Chief Executive Officer, Artio Global (2012–present) and member of Board of Directors of Artio Global Investors Inc. (2004–present); Chief Operating Officer, Artio Global (2004–2012).	1	None

*	The Fund Complex refers to the five series of the Trust and the Select Opportunities Fund.
(1)	Each Trustee and Director serves during the lifetime of the Trust or Select Opportunities Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor.
(2)	Directorships include public companies and any company registered as an investment company.
(3)	Age calculated as of October 31, 2012.
(4)	Mr. Williams is an Interested Director because he is an employee of Artio Global Investors, Inc.

Artio Global Funds ï 2012 Annual Report	49

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Mr. James, Ms. Coop, Mr. Smith, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. James, Ms. Coop and Mr. Smith is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is Global Financial Markets Institute, P.O. Box 388, Jericho, NY 17753–0388.

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1), (2)	During Past Five Years

Anthony Williams 48 President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.	• Chief Executive Officer and member of Board of Directors of Artio Global Investors Inc. (2012–present) • Chief Operating Officer of Artio Global Management LLC (2004–2012)

Greg Hopper 55 Vice President	Officer for the Funds since 2002.	• Senior Vice President, Artio Global Management LLC (2009–present) • First Vice President of Artio Global Management LLC (2002–2009)

Richard C. Pell 58 Vice President	Officer for the Trust since 1995; for SOF, since 2004.	• Chief Investment Officer of Artio Global Management LLC (1995–present) • Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007–2012)

Donald Quigley 47 Vice President	Officer for the Trust since 2001.	• Senior Vice President and Head of Global Fixed–Income, Artio Global Management LLC (2001–present)

Rudolph–Riad Younes 51 Vice President	Officer for the Trust since 1997; for SOF, since 2004.	• Managing Director and Head of International Equity, Artio Global Management LLC (2002–present)

Keith Walter 43 Vice President	Officer for SOF since 2012.
•   Senior Porfolio Manager and Head of Global Equity, Artio Global Management LLC (2012–present)
•   Portfolio Manager for a private family office (2010–2012)
•   Senior Porfolio Manager, Artio Global Management LLC (1999–2010)

Elena Liapkova 38 Vice President	Officer for the Trust since 2010.	• Porfolio Manager and Vice President, Artio Global Management LLC (2005–present)

Victor J. Simon 43 Vice President	Officer for the Funds since 2010.	• First Vice President, Artio Global (2006–present)

50	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:—(Continued)

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1), (2)	During Past Five Years

Timothy J. Clemens 36 Chief Financial Officer	Officer for the Funds since 2009.	• Vice President, Artio Global Management LLC (2009–present) • Vice President, The Bank of New York Mellon (2006–2009)

Alex Bogaenko 49 Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005–present)

Michael K. Quain 55 Chief Compliance Officer	Officer for the Funds since 2004.	• First Vice President of Artio Global Management LLC (2002–present)

Kenneth Kapner 55 Vice President of Risk Management	Officer for the Funds since 2009.	• President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997–present)

Michael McVoy 55 Anti–Money Laundering and Identity Theft Officer	Officer for the Funds since 2004.	• Chief Compliance Officer for U.S. Bancorp (2002–present) • Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)

David James 41 Assistant Secretary	Officer for the Funds since 2010.	• Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present) • Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009)

Tracie A. Coop 35 Secretary	Officer for the Funds since 2008.	• Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present)

Brian Smith 45 Assistant Treasurer	Officer for the Funds since 2007.	• Vice President, State Street Bank and Trust Company (2007–present)

(1)	Each officer of the Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2)	Pursuant to the Trust’s By–laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.
(3)	Age calculated as of October 31, 2012.

Artio Global Funds ï 2012 Annual Report	51

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The table below shows distributions paid from investment company taxable income earned in the year ended October 31, 2012, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2012 year end information will be reported to you on your 2012 Form 1099-DIV, which shall be provided to you in early 2013.

QDI
U.S. Smallcap Fund	$907,433
U.S. Midcap Fund	62,791
U.S. Multicap Fund	46,998

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2012 qualified dividends received deductions were the following:

DRD
U.S. Smallcap Fund	3.86%
U.S. Midcap Fund	100.00%
U.S. Multicap Fund	100.00%

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2012:

Long Term
Capital Gain
Dividend
U.S. Microcap Fund	$840,216
U.S. Smallcap Fund	4,274,382
U.S. Midcap Fund	746,726
U.S. Multicap Fund	848,292

52	Artio Global Funds ï 2012 Annual Report

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

Item 2.	Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.
(a)	(1)	The Board of Trustees of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2)	Mr. Robert S. Matthews is the registrant’s audit committee financial expert. The Board also determined that Mr. Matthews is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees.
For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the Registrant’s annual financial statements were $211,900 and $238,700, respectively.
(b)	Audit-Related Fees.
For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $41,700 and $41,700, respectively.
(c)	Tax Fees.
The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ended October 31, 2012 and October 31, 2011 were $79,635 and $79,635, respectively.
(d)	All Other Fees.
For the fiscal year ended October 31, 2011, KPMG LLP charged $204,052 for services related to European Union Article 56 reclaims. There were no other fees billed by KPMG LLP for the fiscal year ended October 31, 2012.
(e)	(1)	Audit Committee Pre-Approval Policies and Procedures.
The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.
(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable
(c)	100%
(d)	Not applicable
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011 were $79,635 and $79,635, respectively. The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011 were $1,697,986 and $1,350,433, respectively.
(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to this registrant.

Item 6.	Schedule of Investments
Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.
Not applicable to this registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.
(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)Code of Ethics is attached hereto.
(a)(2)The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3)Not applicable
(b)Certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artio Global Investment Funds

By:	/s/ Anthony Williams Anthony Williams
President

Date:	January 4, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anthony Williams Anthony Williams
President

Date:	January 4, 2013

By:	/s/ Timothy J. Clemens Timothy J. Clemens
Chief Financial Officer

Date:	January 4, 2013